Exhibit 10.2

Execution Version

AMENDMENT NO. 2

AMENDMENT No. 2 dated as of June 25, 2019 (this “Amendment”) to the Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of May 15, 2019, by and among Cloud Peak Energy Inc., a Delaware corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (the “CPE”), the other Persons party hereto from time to time as a “Borrower”, the Persons party thereto from time to time as “Lenders”, and Ankura Trust Company, LLC, as administrative agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Administrative Agent”) and as collateral agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Collateral Agent”) (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

RECITALS:

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement upon the terms and conditions set forth herein.

WHEREAS, the Lenders (as defined in the Existing Credit Agreement) party hereto constitute the requisite Lenders to effectuate the amendments to the Existing Credit Agreement set forth herein and such Lenders hereby notify the other parties hereto of their consent to this Amendment.

1.             Defined Terms.  Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).

2.             Amendments.

(a)           Each party hereto agrees that, effective on the Amendment Effective Date, the Existing Credit Agreement shall be amended to add the following language at the beginning of clause (i)(b) of Section 5.04(k) of the Existing Credit Agreement:

“if requested by the Required Lenders or their advisors or the Administrative Agent,”

(b)           Each party hereto agrees that, effective on the Final Amendment Effective Date, the Existing Credit Agreement shall be amended (i) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Credit Agreement attached as Annex I hereto, (ii) to replace Exhibit D thereof with the Exhibit D attached as Annex II hereto and (iii) to attach Exhibit H thereto with the Exhibit H attached as Annex III hereto.

4.             Representations and Warranties.  Each Borrower party hereto represents and warrants to the Agents and the Lenders, on and as of the Amendment Effective Date and Final Amendment Effective Date, that:

(a)           Each Borrower and each of the Subsidiaries (a) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, formation or incorporation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business as now conducted, (c) is duly qualified and is licensed and, as applicable, in good standing, under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license and (d) subject, in the case of each Borrower that is a Debtor, to the entry of the DIP Orders and subject to the terms thereof, has the power and authority to execute, deliver and perform its obligations under this Amendment and to perform the transactions contemplated thereby.

(b)           Subject to the entry of the DIP Orders and the terms thereof, the execution, delivery and performance by each Borrower and each of the Subsidiaries of this Amendment (a) have been duly authorized by all corporate, stockholder, limited liability company or partnership or other organizational action required to be obtained by such Borrower and such Subsidiaries and (b) (i) do not violate (A) any provision of law, statute, rule or regulation (including, without limitation, any Mining Law), or contravene the terms of any Organizational Document of any Borrower or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority (including, without limitation, any Mining Permit) or (C) any indenture, lease (including, without limitation, any Mining Lease), agreement or other instrument to which any such Borrower or any such Subsidiary is a party or by which any of them or any of their respective assets are or may be bound, except in respect of the Existing Indenture Documents, (ii) are not in conflict with, and do not result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under, any indenture, lease (including, without limitation, any Mining Lease), or other similar agreement or instrument, except in respect of the Existing Indenture Documents, or (iii) conflict with or result in any breach or contravention of, or the creation or imposition of any Lien (except for any Liens that arise under the Loan Documents) upon or with respect to any assets now owned or hereafter acquired by any Borrower or any such Subsidiary, or require any payment to be made under (A) any contractual obligation to which such Borrower or such Subsidiary is a party or affecting such Borrower or such Subsidiary or the properties of such Borrower, such Subsidiary or any of its or their Subsidiaries, except in respect of the Existing Indenture Documents or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Borrower or such Subsidiary or its or their property is subject.

(c)           Subject, in the case of each Borrower that is a Debtor, to the entry of the DIP Orders and subject to the terms thereof, this Amendment has been duly executed and

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delivered by each Borrower and constitutes a legal, valid and binding obligation of such Borrower enforceable against each such Borrower in accordance with its terms, subject to (i) except in the case of each Borrower that is not a Debtor, the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(d)           Subject  to the entry of the DIP Orders and subject to the terms thereof, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment except for (a) such consents, authorizations, filings or other actions that (i) have been made or obtained and are in full force and effect, (ii) notices required under the Mining Permits and Environmental Permits regarding a change in control solely to the extent required for the exercise of remedies in respect of the Liens created hereunder, which will be given to the applicable Governmental Authority on or prior to the date by which such notices are due or (iii) are listed on Schedule 3.04 of the Existing Credit Agreement and (b)  such actions, consents and approvals the failure to be obtained or made which would not reasonably be expected to have a Material Adverse Effect.

5.             Conditions to Effectiveness.  The date on which (a) the Administrative Agent shall have received counterparts to this Amendment executed by the Administrative Agent, the Collateral Agent, each Borrower and Lenders, which collectively constitute the Required Lenders as of the date of this Amendment shall be referred to as the “Amendment Effective Date” and (b) (i) the Administrative Agent shall have received counterparts to this Amendment executed by the Administrative Agent, the Collateral Agent, each Borrower and each Person that is a Lender as of the date of this Amendment and (ii) the Final DIP Order Entry Date shall have occurred shall be referred to as the “Final Amendment Effective Date”.

8.             Ratification.  Except to the extent hereby amended, the Existing Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed as of the Amendment Effective Date and Final Amendment Effective Date.  Each Borrower expressly confirms that, with effect from (and including) the Amendment Effective Date and the Final Amendment Effective Date, the Security Documents shall apply and extend to the liabilities and obligations of each relevant Borrower under the Amended Credit Agreement and the other Loan Documents.

9.             Miscellaneous.  This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Existing Credit Agreement, any other Loan Documents or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the other Secured Parties may now have or have in the future under or in connection with the Existing Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Existing Credit Agreement is referred to in the Amended Credit Agreement or other Loan Documents or any of the instruments,

3

agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Amended Credit Agreement.  The Borrowers agree that their obligations set forth in Section 9.05 of the Amended Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.  This Amendment is hereby deemed to be a Loan Document for purposes of each Loan Document.

10.          Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 10.03 of the Existing Credit Agreement.  Delivery of an executed counterpart to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed original.

11.          Governing Law.  THIS AMENDMENT AND ALL ACTIONS ARISING UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

12.          Entire Agreement.  This Amendment constitutes the entire contract between the parties relative to the subject matter hereof.  Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Amendment. Nothing in this Amendment, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.  To the extent that any provision herein is inconsistent with any term of the DIP Orders, the DIP Order shall control.

13.          Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

13.          Waiver of Jury Trial; Jurisdiction.    The provisions of Sections 10.11 and 10.15 of the Existing Credit Agreement shall apply to this Amendment, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CLOUD PEAK ENERGY INC.,
CLOUD PEAK ENERGY RESOURCES LLC
CABALLO ROJO HOLDINGS LLC,
CORDERO MINING HOLDINGS LLC,
CLOUD PEAK ENERGY SERVICES COMPANY,
NERCO LLC,
CLOUD PEAK ENERGY FINANCE CORP.,
CABALLO ROJO LLC,
CORDERO MINING LLC,
NERCO COAL LLC,
CORDERO OIL AND GAS LLC,
CLOUD PEAK ENERGY LOGISTICS LLC,
BIG METAL COAL CO. LLC,
ANTELOPE COAL LLC,
KENNECOTT COAL SALES LLC,
PROSPECT LAND AND DEVELOPMENT LLC,
SPRING CREEK COAL LLC,
SEQUATCHIE VALLEY COAL CORPORATION,
CLOUD PEAK ENERGY LOGISTICS I LLC,
ARROWHEAD I LLC,
WESTERN MINERALS LLC,
RESOURCE DEVELOPMENT LLC,
NERCO COAL SALES LLC,
ARROWHEAD II LLC,
ARROWHEAD III LLC,
YOUNGS CREEK HOLDINGS I LLC,
YOUNGS CREEK HOLDINGS II LLC,
and YOUNGS CREEK MINING COMPANY, LLC, as Borrowers

By:	/s/ Heath A. Hill
Name:	Heath A. Hill
Title: Executive V.P. and Chief Financial Officer

[Signature Page to Amendment No. 2]

ANKURA TRUST COMPANY, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Ryan M. Roy
Name:	Ryan M. Roy
Title:	Managing Director

[Signature Page to Amendment No. 2]

Arena Short Duration High Yield Fund,
L.P., Series A, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena Short Duration High Yield Fund,
L.P., Series B, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena Short Duration High Yield Fund, L.P., Series C, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Amendment No. 2]

Arena Short Duration High Yield Fund,
L.P., Series D, as Lender

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

Arena VII, LLC, as Lender
By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

INKA for the account of beTurn,

By: ARENA CAPITAL ADVISORS, LLC for and on behalf of the funds and accounts it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Amendment No. 2]

TDC, National Assurance Company

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

The Doctor’s Company, an Interinsurance Exchange

By: ARENA CAPITAL ADVISORS, LLC
for and on behalf of the funds and accounts
it manages

By:	/s/ Sanije Perrett
Name:	Sanije Perrett
Title:	President

[Signature Page to Amendment No. 2]

GRACE BROTHERS, LP, as Lender

By: BRO-GP, LLC
A General Partner

By:	/s/ Bradford T. Whitmore
Name:	Bradford T. Whitmore
Title:	Manager

[Signature Page to Amendment No. 2]

Wolverine Flagship Fund Trading Limited, as Lender

By: Wolverine Asset Management, LLC, its investment manager

By:	/s/ Kenneth L. Nadel
Name:	Kenneth L. Nadel
Title:	Chief Operating Officer

[Signature Page to Amendment No. 2]

TIAA Global Public Investments, LLC - Series Loan, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA Global Public Investments, LLC — Series High Yield, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA-CREF High Yield Fund, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

TIAA-CREF Bond Plus Fund, as Lender

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

[Signature Page to Amendment No. 2]

Teachers Insurance and Annuity Association of America, as Lender

By: Nuveen Alternatives Advisors LLC, its investment manager

By:	/s/ Ji Min Shin
Name:	Ji Min Shin
Title:	Senior Director

[Signature Page to Amendment No. 2]

Kapitalforeningen MP Invest High yield obligationer V, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Stichting Pensioenfonds TNO,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

The State of Connecticut Acting Through its Treasurer,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Stichting Pensioenfonds Hoogovens,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Pinnacol Assurance,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

PensionDanmark
Pensionforsikringsaktieselskab,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

PACE High Yield Investments,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Ohio Public Employees Retirement System,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Northern Multi-Manager High Yield Opportunity Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

General Organization for Social Insurance,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

National Railroad Retirement Investment Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Nomura US Attractive Yield Corporate Bond Fund Mother Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Nomura Funds Ireland – Global High Yield Bond Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Montgomery County Consolidated Retiree Health Benefits Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Montgomery County Employees’ Retirement System,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Commonwealth of Massachusetts Employees Deferred Compensation Plan, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Mars Associates Retirement Plan, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Stichting Mars Pensioenfonds, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Louisiana State Employees’ Retirement System, as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

L-3 Communications Corporation Master Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Illinois State Board of Investment,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Government of Guam Retirement Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Delta Master Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Delta Pilots Disability and Survivorship Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Blue Cross and Blue Shield Association National Retirement Trust,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

Nomura Bond and Loan Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

American Century Investment Trust — NT High Income Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

American Century High Yield Corporate Bond Collective Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

American Century Investment Trust — High Income Fund,
as Lender

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director of Nomura Corporate Research and Asset Management, Inc. as Investment Advisor

[Signature Page to Amendment No. 2]

WEXFORD SPECTRUM INVESTORS LLC

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Vice President and Assistant Secretary

WEXFORD CATALYST INVESTORS LLC

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Vice President and Assistant Secretary

DEBELLO INVESTORS LLC

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 2]

ANNEX I

AMENDED CREDIT AGREEMENT

~~Execution Version~~

SUPERPRIORITY SENIOR SECURED PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT

Dated as of May 15, 2019

among

CLOUD PEAK ENERGY INC.

and

THE SUBSIDIARIES OF CLOUD PEAK ENERGY INC. PARTY HERETO,
each a Debtor and Debtor-in-Possession under Chapter 11
of the Bankruptcy Code, as Borrowers,

THE LENDERS PARTY HERETO,

and

ANKURA TRUST COMPANY, LLC,
as Administrative Agent and as Collateral Agent

		Page

ARTICLE I. DEFINITIONS		1

Section 1.01.	Defined Terms	1
Section 1.02.	Terms Generally	32
Section 1.03.	Administrative Borrower	32
Section 1.04.	Divisions	33
Section 1.05.	Orders Control	33

ARTICLE II. THE CREDITS		33

Section 2.01.	Commitments	33
Section 2.02.	Loans and Borrowings	34
Section 2.03.	Requests for Borrowings	35
Section 2.04.	Funding of Borrowings	35
Section 2.05.	Interest Elections	36
Section 2.06.	Incremental Loans	~~37~~36
Section 2.07.	Evidence of Debt	~~38~~37
Section 2.08.	Repayment of Loans	38
Section 2.09.	Optional and Mandatory Prepayment of Loans	~~39~~38
Section 2.10.	Fees	39
Section 2.11.	Interest	40
Section 2.12.	Alternate Rate of Interest	41
Section 2.13.	Increased Costs	~~42~~41
Section 2.14.	Break Funding Payments	~~43~~42
Section 2.15.	Taxes	43
Section 2.16.	Payments Generally; Pro Rata Treatment; Sharing of Set-offs	46
Section 2.17.	Mitigation Obligations	~~48~~47
Section 2.18.	Illegality	48
Section 2.19.	Priority and Liens	~~49~~48
Section 2.20.	No Discharge; Survival of Claims	50
Section 2.21.	Payment of Obligations	~~51~~50
Section 2.22.	Joint and Several Liability	~~51~~50

ARTICLE III. REPRESENTATIONS AND WARRANTIES		~~52~~51

Section 3.01.	Organization; Powers	52
Section 3.02.	Authorization	52
Section 3.03.	Enforceability	~~53~~52
Section 3.04.	Governmental Approvals	53
Section 3.05.	Financial Statements	53
Section 3.06.	No Material Adverse Effect	~~54~~53
Section 3.07.	Title to Properties; Possession Under Leases	~~54~~53
Section 3.08.	Litigation; Compliance with Laws	56
Section 3.09.	Federal Reserve Regulations	~~57~~56

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(continued)

		Page

Section 3.10.	Investment Company Act	57
Section 3.11.	Use of Proceeds	57
Section 3.12.	Tax Returns	57
Section 3.13.	No Material Misstatements	58
Section 3.14.	Employee Benefit Plans	58
Section 3.15.	Environmental Matters	~~59~~58
Section 3.16.	Security Documents	~~60~~59
Section 3.17.	[Reserved]	60
Section 3.18.	Material Contracts	60
Section 3.19.	Labor Matters	60
Section 3.20.	Insurance	60
Section 3.21.	Anti-Terrorism Law	~~61~~60
Section 3.22.	Initial Budget	~~62~~61
Section 3.23.	DIP Orders	~~62~~61
Section 3.24.	Bankruptcy Matters	62

ARTICLE IV. CONDITIONS OF EFFECTIVENESS AND LENDING		62

Section 4.01.	Conditions Precedent to Effectiveness	62
Section 4.02.	Conditions to Borrowings	~~65~~64

ARTICLE V. AFFIRMATIVE COVENANTS		66

Section 5.01.	Existence; Businesses and Properties	66
Section 5.02.	Insurance	67
Section 5.03.	Payment of Obligations	~~69~~68
Section 5.04.	Financial Statements, Reports; Borrowing Base Information, etc.	69
Section 5.05.	Lender Conference Calls	72
Section 5.06.	Notices	~~73~~72
Section 5.07.	Compliance with Laws	~~74~~73
Section 5.08.	Maintaining Records; Access to Properties; Inspections, Field Exams and Appraisals, Etc.	74
Section 5.09.	Use of Proceeds	74
Section 5.10.	Compliance with Environmental Laws	74
Section 5.11.	Compliance with Leases	74
Section 5.12.	First and Second Day Orders	~~75~~74
Section 5.13.	Cash Management	~~75~~74
Section 5.14.	Segregated Account	75
Section 5.15.	Certain Case Milestones	75
Section 5.16.	Budget	76
Section 5.17.	Further Assurances	76
Section 5.18.	A/R Refunds	76
Section 5.19.	Control Agreements	76

(continued)

(continued)

INDEX OF EXHIBITS

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Borrowing Request
Exhibit C	~~Form of~~ Interim DIP Order
Exhibit D	Form of Note
Exhibit E	Form of Weekly Draw Request
Exhibit F-1 – F-4	Forms of United States Tax Compliance Certificate
Exhibit G	Initial Budget
Exhibit H	Form of Master Assignment and Acceptance

INDEX OF SCHEDULES

Schedule 1.01(A)	Commitments
Schedule 1.01(B)	Prior Permitted Liens
Schedule 3.04	Governmental Approvals
Schedule 3.07(a)	Material Real Property
Schedule 3.07(c)	Certain Mining Claims
Schedule 3.07(d)	Intellectual Property
Schedule 3.07(e)	Condemnation Proceedings
Schedule 3.07(f)	Certain Real Property Option Rights
Schedule 3.07(g)	Names and Jurisdictions
Schedule 3.07(h)	Subscriptions
Schedule 3.08(a)	Litigation
Schedule 3.08(b)	Violations
Schedule 3.08(c)	Bonds
Schedule 3.12	Taxes
Schedule 3.15	Environmental Matters
Schedule 3.15(vii)	Underground Storage Tanks
Schedule 3.18	Material Contracts
Schedule 3.19	Labor Matters
Schedule 3.20	Insurance
Schedule 5.03	Specified Taxes
Schedule 6.01	Investments
Schedule 6.02	Indebtedness
Schedule 6.10	Restrictive Agreements
Schedule 6.20	Proceedings

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SUPERPRIORITY SENIOR SECURED PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT dated as of May 15, 2019 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among CLOUD PEAK ENERGY INC., a Delaware corporation and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code (“CPE”), the other Persons party hereto from time to time as a “Borrower”, the Persons party hereto from time to time as “Lenders”, and Ankura Trust Company, LLC, as administrative agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Administrative Agent”) and as collateral agent (in such capacity, including any sub-agent or any successor or assignee of any of the foregoing, the “Collateral Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, on May 10, 2019 (the “Petition Date”), the Borrowers (collectively, and together with any other Affiliates that become debtors in the Cases, the “Debtors”) filed voluntary petitions with the Bankruptcy Court initiating their respective cases that are pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrowers, each a “Case” and collectively, the “Cases”) and have continued in the possession of their assets and in the management of their business pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

WHEREAS, the Borrowers have requested that the Lenders provide them with a term loan facility under this Agreement in an aggregate principal amount not to exceed (i) $35,000,000 (as may be increased to give effect to any fees or interest that are paid in kind as contemplated herein and to give effect to any Incremental Loans provided as set forth herein), subject to the limitations on borrowing set forth herein and (ii) subject to the entry of the Final DIP Order, Roll-Up Loans and Contingent Roll-Up Loans consisting of the roll-up of certain Indebtedness.  The Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.01.                                   Defined Terms.

As used in this Agreement, the following terms shall have the meanings specified below:

“2021 Indenture” shall mean that certain Indenture, dated as of October 17, 2016, among the Specified Borrowers, the Subsidiaries named therein as Subsidiary Guarantors, and the 2021 Indenture Trustee, as in effect on the Effective Date and as may be amended or modified in accordance with this Agreement.

“2021 Indenture Documents” shall mean, collectively, the 2021 Indenture, the 2021 Notes and any other agreement, document or instrument entered into in connection therewith, in each case, as in effect on the Effective Date and as may be amended or modified in accordance with this Agreement.

“2021 Indenture Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee and collateral agent under the 2021 Indenture.

“2021 Noteholders” means, collectively, the holders of the 2021 Notes.

“2021 Notes” means, collectively, the 12% second lien senior secured notes due 2021 issued pursuant to the 2021 Indenture, as in effect on the Effective Date and as may be amended or modified in accordance with this Agreement.

“2024 Indenture” shall mean that certain First Supplemental Indenture, dated as of March 11, 2014, among the Specified Borrowers, the Subsidiaries named therein as Subsidiary Guarantors, and the 2024 Indenture Trustee, as in effect on the Effective Date and as may be amended or modified in accordance with this Agreement.

“2024 Indenture Documents” shall mean, collectively, the 2024 Indenture, the 2024 Notes and any other agreement, document or instrument entered into in connection therewith, in each case, as in effect on the Effective Date and as may be amended or modified in accordance with this Agreement.

“2024 Indenture Trustee” shall mean Wilmington Trust, NA (as successor to Wells Fargo Bank, National Association), in its capacity as trustee and collateral agent under the 2021 Indenture.

“2024 Noteholders” means, collectively, the holders of the 2024 Notes.

“2024 Notes” means, collectively, the 6.375% senior unsecured notes due 2024 issued pursuant to the 2024 Indenture, as in effect on the Effective Date and as may be amended or modified in accordance with this Agreement.

“363 Sale” shall mean a sale of any portion of the Collateral or the assets of any Borrower under Section 363 of the Bankruptcy Code.

“363 Sale Order” shall mean a Final Order entered by the Bankruptcy Court in the Cases approving a 363 Sale.

“A/R Refund” shall mean any and all amounts representing collections on the A/R Securitization Facility Collateral that are payable to the A/R Securitization Seller pursuant to Sections 1.4(b)(ii), 1.4(b)(iv) and 1.4(d) of the A/R Securitization Facility Agreement.

“A/R Securitization Facility” shall mean the accounts receivable securitization facility provided pursuant to the terms of the A/R Securitization Facility Agreement.

“A/R Securitization Facility Agreement” means that certain Second Amended and Restated Receivables Purchase Agreement, dated as of on or about the Effective Date (as may be amended or modified in accordance with this Agreement) among the non-debtor A/R Securitization Seller, as seller, CPER, as servicer, and PNC Bank, National Association, as administrator and LC Bank and various conduit purchasers and other parties thereto.

“A/R Securitization Facility Collateral” shall mean all “Pool Assets” (as defined in the A/R Securitization Agreement), including “Receivables” and “Related Rights” (each as defined in the A/R Securitization Documents) sold, contributed or otherwise transferred to the A/R Securitization Seller; provided, that any such assets referred to above that are not acquired from (or otherwise transferred, assigned or pledged (to the extent of any re-characterization as other than a sale)), or are reconveyed (or released from any Lien) to, any Borrower shall not constitute “A/R Securitization Facility Collateral”.  For the avoidance of doubt, no party, other than the administrator under the A/R Securitization Facility Agreement (for the benefit of the Purchasers), shall have a security interest in or lien on the A/R Securitization Facility Collateral.

“A/R Securitization Facility Documents” means, collectively, the A/R Securitization Facility Agreement and any other agreement, document or instrument entered into in connection therewith, in each case, as in effect on the Effective Date and as may be amended in accordance with this Agreement.

“A/R Securitization Facility Superpriority Claim” shall mean superpriority administrative expense claims granted pursuant to (i) an interim order and/or a Final Order approving the motion seeking approval of the Borrowers’ continuation of the A/R Securitization Facility, A/R Securitization Facility Documents, and the applicable Borrowers’ entry into same and/or (ii) the DIP Orders.

“A/R Securitization Seller” shall mean Cloud Peak Energy Receivables LLC.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loan” shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

“Acceptable 363 Sale” shall mean a 363 Sale that is consented to (such consent not to be unreasonably withheld) by the Supermajority Lenders and is subject to and consistent with the terms of the SAPSA; provided, that, in no event shall a Prohibited Plan or Sale constitute an “Acceptable 363 Sale”.

“Acceptable Chapter 11 Plan” shall mean a Chapter 11 Plan (which Chapter 11 Plan may include a sale of all or substantially all of the Borrowers’ assets) that, subject to the SAPSA, (a)(i) provides for the termination of the Commitments and (A) to the extent not otherwise previously paid in full in cash, the payment in full in cash of the Obligations on account of the New Money Loans under the Loan Documents (other than contingent indemnification obligations as to which no claim has been asserted), and (B) the payment of the Obligations on account of the Roll-Up Loans in accordance with the terms of the SAPSA, each of (A) and (B) on the Consummation Date of such Chapter 11 Plan, and (ii) provides for releases of the Released Parties from any and all claims against Agents, the Lenders, the Existing Trustees and the Existing Noteholders in connection with or related to this Agreement to the fullest extent permitted by the Bankruptcy Code and applicable law or (b) is otherwise acceptable to the Required Lenders in its/their reasonable discretion; provided, that, in no event shall a Chapter 11 Plan that is a Prohibited Plan or Sale constitute an “Acceptable Chapter 11 Plan”.

“Adequate Protection” shall mean the Adequate Protection Liens, the Adequate Protection Superpriority Claim, and other adequate protection that is provided to the 2021 Noteholders and other secured parties under the 2021 Indenture Documents pursuant to the DIP Orders; provided that (i) such Adequate Protection Liens are junior to the Liens granted to the Collateral Agent (for the benefit of the Secured Parties) under the Loan Documents, and (ii)  such Adequate Protection Superpriority Claim is junior to the Superpriority Claim granted to the Agents and the Lenders.

“Adequate Protection Liens” shall mean valid, binding, enforceable and automatically perfected replacement liens on the Collateral granted pursuant to any DIP Order, which such liens are junior to the Liens granted to the Collateral Agent (for the benefit of the Secured Parties) under the Loan Documents and the DIP Orders.

“Adequate Protection Superpriority Claim” shall mean a claim against any Debtor in any of the Cases which is an administrative expense claim having priority over any or all administrative expenses of the kind that are specified in, or contemplated by, Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 546(c), 726, 1114 or any other provisions of the Bankruptcy Code to the extent of any diminution in value of the respective interests of the 2021 Noteholders and other secured parties under the 2021 Indenture Documents in the Collateral granted pursuant to the DIP Orders.

“Advance Rate” means (a) as of the Effective Date, 66.323% and (b) upon effectiveness of any Incremental Amendment, the “Advance Rate” as amended thereby.

“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves applicable to such Eurocurrency Borrowing, if any; provided that the Adjusted LIBO Rate shall be deemed to not be less than 1.00% per annum.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Administrative Agent Fee” shall have the meaning assigned to such term in Section 2.10(a).

“Administrative Agent Fee Letter” shall mean the letter agreement by and among the Borrowers and the Administrative Agent, dated as of the date hereof.

“Administrative Borrower” means CPER (or its successor) or any other Person appointed and authorized by the Borrowers pursuant to Section 1.03.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

“Agent Parties” shall have the meaning assigned to such term in Section 10.17(c).

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the LIBO Rate as determined on such day, plus 1.0%; provided that, the Alternate Base Rate shall be deemed to not be less than 2.00% per annum.  If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, including the failure of the Federal Reserve Bank of New York to publish rates or the inability of the Administrative Agent to obtain quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in the LIBO Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the LIBO Rate or the Federal Funds Effective Rate, respectively.

“Anti-Terrorism Laws” shall have the meaning assigned to such term in Section 3.21(a).

“Applicable Margin” shall mean (i) 9.00% per annum, in the case of Eurocurrency Loans and (ii) 8.00% per annum, in the case of ABR Loans.

“Applicable Subsidiary” shall have the meaning assigned to such term in Section 8.01(h).

“Appraisal” shall have the meaning assigned to such term in Section 5.04(k).

“Appraisal Certificate” shall have the meaning assigned to such term in Section 5.04(k).

“Appraisers” shall have the meaning assigned to such term in Section 5.04(k).

“Approved Budget” means the Initial Budget; provided, that, upon the written approval (or deemed approval pursuant to Section 5.04(h), as applicable) of the Required Lenders of an Updated Budget in accordance with Section 5.04(h), “Approved Budget” shall mean such Updated Budget.

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in loans and similar extensions of credit in the ordinary course and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Disposition” shall mean any sale, transfer or other disposition by any Borrower or any of its or their Subsidiaries to any person other than a Borrower of any asset or group of related assets (including, without limitation, any contractual rights, whether with respect to any Material Contract or otherwise), in each case, in one or a series of related transactions, including but not limited to (a) Equity Interests of any Borrower or any Subsidiary, (b) any sale, transfer or other disposition of any Real Property, or (c) any Sale and Lease-Back Transaction; provided that in no event shall any sale, contribution, transfer or other disposition of any receivables or other property to the A/R Securitization Seller pursuant to and in accordance with the Purchase and Sale Agreement (as defined in the A/R Securitization Facility Agreement) constitute an “Asset Disposition”.

“Assignment and Acceptance” shall mean (i) with respect to assignments not occurring in connection with the Specified Tender Offer, an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and the Administrative Borrower (if required by such assignment and acceptance), in the form of Exhibit A to this Agreement or such other form as shall be approved by the Administrative Agent and (ii) with respect to assignments occurring in connection with the Specified Tender Offer, a Master Assignment and Acceptance.

“Automatic Rejection Date” shall mean, with respect to any particular nonresidential real property lease, the final day of the 120-day period (or, if extended by the Bankruptcy Court, 210-day period or such other date as the Bankruptcy Court may order) provided for in Section 365(d)(4) of the Bankruptcy Code for the Borrowers to assume leases in the Cases.

“Avoidance Action” shall mean the Debtors’ claims and causes of action under Sections 502(d), 544, 545, 547, 548, 549, 550 and 553 of the Bankruptcy Code and any other avoidance actions under the Bankruptcy Code and the proceeds thereof and property received thereby whether by judgment, settlement or otherwise.

“Backstop Commitment Fee” shall have the meaning set forth in Section 2.10(b).

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or any other court having jurisdiction over the Cases from time to time.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” shall mean, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person or any authorized committee thereof, (ii) in the case of any limited liability company, the board of managers of such Person or any authorized committee thereof, or if there is none, the Board of Directors of the managing member of such

Person (iii) in the case of any partnership, the general partner and the Board of Directors of the general partner of such Person or any authorized committee thereof and (iv) in any other case, the functional equivalent of the foregoing.

“Borrowers” shall mean, collectively, CPE and each Subsidiary of CPE other than the Excluded Subsidiaries.

“Borrowing” shall mean a group of Loans of a single Type and made on a single date.

“Borrowing Base” shall mean, on any date, (1) the product of (a) the Advance Rate multiplied by (b) the sum of (i) the net orderly liquidation value of the Borrowers’ inventory in which the Collateral Agent, for the benefit of the Secured Parties, has a valid, first and super-priority perfected Lien, as such net orderly liquidation value is set forth in the then most recent Inventory Appraisal delivered to the Agents and the Lenders (which may be the Inventory Appraisal delivered to the Lenders on or prior to the Effective Date) plus (ii) the net orderly liquidation value of the Borrowers’ machinery and equipment in which the Collateral Agent, for the benefit of the Secured Parties, has a valid, first and super-priority perfected Lien, as such net orderly liquidation value is set forth in the then most recent M&E Appraisal delivered to the Lenders (which may be the M&E Appraisal delivered to the Lenders on or prior to the Effective Date) minus (2) Reserves.

“Borrowing Base Certificate” shall have the meaning assigned to such term in Section 5.04(l).

“Borrowing Base Deficiency” shall mean, at any time, the amount, if any, by which the principal amount of the New Money Loans (excluding any amounts added to the principal balance of the Loans as a result of fees or interest being paid in kind hereunder) exceeds the Borrowing Base.

“Borrowing Request” shall mean a request by a Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit B to this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market.

“Capital Expenditures” shall mean, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset that are or are required to be included as capital expenditures on a consolidated statement of cash flows of such Person (excluding normal replacements and maintenance which are properly charged to current operations).  For purposes of this definition, the purchase price of equipment that is purchased substantially concurrently with the trade-in of existing equipment or with insurance proceeds shall be included in the calculation of Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment in respect of the equipment being traded in at such time, the proceeds of such asset sale or the amount of such insurance proceeds, as the case may be.

“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Carve-Out” shall have the meaning specified in the Interim DIP Order, prior to entry of the Final DIP Order, and the Final DIP Order thereafter.

“Carve-Out Reserve” shall mean a cash reserve in an amount equal to, on any date (i) the Pre-Carve-Out Trigger Notice Cap (as defined in the Interim DIP Order, prior to entry of the Final DIP Order, and the Final DIP Order thereafter), plus (ii) the Post-Carve-Out Trigger Notice Cap (as defined in the Interim DIP Order, prior to entry of the Final DIP Order, and the Final DIP Order thereafter).

“Case” or “Cases” shall have the meaning specified in the recitals hereof.

“Casualty and Condemnation Award” shall mean casualty insurance settlements and condemnation awards resulting from any Casualty Event.

“Casualty Event” shall mean any loss, destruction or damage with respect to any property or asset of any Borrower or any Subsidiary, or any actual or threatened condemnation, confiscation, requisition, seizure or taking of such property or asset.

A “Change in Control” shall be deemed to occur if, in each case, other than in connection with a transaction permitted under this Agreement:

(a)                                 CPE does not own 100% of the Equity Interests of CPER;

(b)                                 CPER does not, directly or indirectly, own 100% of the Equity Interests of each other Borrower; or

(c)                                  any “person” or “group” (each as used in Sections 13(d) and 14(d) of the Exchange Act as in effect on Effective Date) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act as in effect on Effective Date), directly or indirectly, in the aggregate Equity Interests representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of a Borrower.

“Change in Law” shall mean (a) the adoption of any law, treaty, rule or regulation after Effective Date, (b) any change in law, treaty, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Chapter 11 Plan” shall mean a chapter 11 plan in any or all of the Cases of the Debtors.

“Charges” shall have the meaning assigned to such term in Section 10.09.

“Coal” shall mean all coal and all types of solid naturally occurring hydrocarbons, including without limitation, bituminous and sub-bituminous coal, and lignite; provided, that in the case of any raw coal, such raw coal shall be converted to the “clean coal equivalent” quantity thereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall mean all the “Collateral” as defined in any Security Document or in the Interim DIP Order or the Final DIP Order and all other assets that become subject to the Liens created by the Security Documents from time to time, the Interim DIP Order or the Final DIP Order; provided, that, notwithstanding the foregoing, the Collateral shall not include the A/R Securitization Facility Collateral or the proceeds and/or products thereof, provided, further, that to the extent of any conflict with respect to the Liens created by the Security Documents, the Interim DIP Order or the Final DIP Order, then the Interim DIP Order (and, when entered, the Final DIP Order) shall control.

“Collateral Agent” shall have the meaning given such term in the introductory paragraph of this Agreement.

“Commitment” shall mean with respect to each Lender, the commitment of such Lender to make Loans hereunder.  The initial amount of each Lender’s Commitment is set forth on Schedule 1.01(A) to this Agreement under the heading “Commitment” opposite such Lender’s name, or in the Assignment and Acceptance, subject to any adjustment pursuant to the terms and conditions thereof.  As of the Effective Date, the aggregate amount of the Commitments is $35,000,000, subject, for the avoidance of doubt, to any limitations on borrowing as set forth herein.

“Communications” shall have the meaning assigned to such term in Section 10.17(a).

“Confirmation Order” shall mean an order of the Bankruptcy Court confirming an Acceptable Chapter 11 Plan pursuant to Section 1129 of the Bankruptcy Code, in form and substance reasonably acceptable to the Supermajority Lenders, which shall be in full force and effect and shall not be reversed, vacated, stayed, amended, supplemented or otherwise modified or subject to the possibility of appeal, in each case, without the prior written consent of the Supermajority Lenders.

“Consummation Date” shall mean the date of the substantial consummation (as defined in Section 1101 of the Bankruptcy Code and which for purposes of this Agreement shall be no later than the effective date) of a Chapter 11 Plan that is confirmed pursuant to a Confirmation Order of the Bankruptcy Court.

“Contingent Roll-Up Loans” shall mean loans deemed made pursuant to the first sentence of Section 2.01(f).

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling,” “Controlled” and “Controls” shall have meanings correlative thereto.

“Control Agreement” shall mean an account control agreement among the applicable Borrower(s), the Collateral Agent and the applicable depository bank, in form and substance reasonably satisfactory to the Required Lenders.

“Corresponding New Money Loan” shall mean, (i) with respect to any Initial Roll-Up Loan, the New Money Loans made pursuant to Section 2.01(b), (ii) with respect to any Final Roll-Up Loan (Second Borrowing), the New Money Loans made~~, or, to the extent the Final DIP Order so provides, deemed made~~  pursuant to Section 2.01(c) ~~and/or 2.01(d)~~, ~~as applicable, and~~ (iii) with respect to any Final Roll-Up Loan (Third Borrowing) the New Money Loans made pursuant to Section 2.01(d), and (iv) with respect to any Incremental Roll-Up Loans, the Incremental Loans corresponding thereto pursuant to Section 2.06(e).

“CPE” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“CPEL” means Cloud Peak Energy Logistics LLC, a Delaware limited liability company and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code.

“CPER” shall mean Cloud Peak Energy Resources LLC, a Delaware limited liability company and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code.

“Creditors’ Committee” shall mean the official committee of unsecured creditors in the Cases.

“Debtor Professionals” shall have the meaning assigned to such term in the Interim DIP Order, prior to entry of the Final DIP Order, and the Final DIP Order thereafter.

“Debtors” shall have the meaning specified in the recitals hereof.

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is, or its government is, the subject of any Sanctions (currently, Crimea, Cuba, Iran, North Korea, and Syria).

“DIP Orders” shall mean, collectively, the Interim DIP Order and the Final DIP Order.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Effective Date” shall mean the first date on which all of the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 4.01 or Section 10.08 (as applicable) which date shall be no later than three Business Days after the Initial DIP Order Entry Date.

“Eligible Assignee” shall mean (a) a Lender, or any affiliate of, or Approved Fund with respect to, a Lender or (b) any commercial bank, insurance company, investment or mutual fund or other entity that extends credit or buys loans in the ordinary course of its business; provided that “Eligible Assignee” shall not include (i) any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person), or (ii) any Borrower.

“Embargoed Person” or “Embargoed Persons” shall have the meaning given such term in Section 6.13.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

“Environmental Claim” means any claim, cause of action, investigation or notice by any Person, including any Governmental Authority having jurisdiction, alleging any potential or resulting in any liability or costs (including liabilities or costs relating to compliance costs, investigatory costs, cleanup or remediation costs, compliance with Reclamation Laws, governmental or third party response costs, natural resource damages, property damage, personal injuries, or fines or penalties) based on or relating to or arising from (A) the presence or Release of, or exposure to, any Hazardous Materials at any location, whether or not owned or operated by any Borrower or any of its Subsidiaries, as applicable, (B) the generation, handling, treatment, storage, disposal, transportation or arrangement for transportation of any Hazardous Materials, or (C) any Environmental Law, Environmental Permit, Mining Law or Mining Permit, including the alleged or actual violation thereof.

“Environmental Law” shall mean collectively, all Laws, including common law, that relate to (a) the prevention, abatement or elimination of pollution, or the protection of the Environment or human health (and with respect to exposure to Hazardous Materials, worker health), or of natural resources, including (i) to the extent so related, Mining Laws (other than the Mine Safety and Health Act (30 U.S.C. Section 801 et seq.)) and other Laws relating to the production of Coal, minerals, oil, natural gas and other hydrocarbons and their constituents, and (ii) all Reclamation Laws, and (b) the generation, handling, treatment, storage, disposal or transportation, the regulation of or exposure to Hazardous Materials, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq. (“CERCLA”), the Endangered Species Act, 16 U.S.C. §§ 1531 et seq., the Federal Land Policy and Management Act, 43 U.S.C. §§ 1701 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901 et seq. (“RCRA”), the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Clean Water Act, 33 U.S.C. §§ 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq., and the Emergency Planning and Community Right to Know Act, 42 U.S.C. §§ 11001 et seq., each as amended, and their state or local counterparts or equivalents.

“Environmental Permit” shall have the meaning given such term in Section 3.15.

“Equity Interests” of any person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with any Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any Reportable Event; (b) a failure to satisfy the minimum funding standard under Section 412 or 430 of the Code or Section 302 or 303 of ERISA, whether or not waived, or the arising of a lien or other encumbrance or the provision of security under Section 412 or 430 of the Code or Section 302, 303 or 4068 of ERISA; (c) the filing pursuant to Section 412(c) of the Code or Section 303(c) of ERISA of an application for, or receipt of, a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) a withdrawal by any Borrower, any Subsidiary, or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (e) the incurrence by any Borrower, any Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA; (f) the receipt by any Borrower, any Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan under Section 4042 of ERISA, or the occurrence of any event or condition which would reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (g) the incurrence by any

Borrower, any Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by any Borrower, any Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower, any Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, in endangered or critical status, or insolvent or in reorganization, within the meaning of Title IV of ERISA; (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which would reasonably be expected to result in liability to any Borrower or any Subsidiary; or (j) the filing of a notice of intent to terminate any Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, the filing under Section 4041(c) of ERISA of a notice of intent to terminate any Plan, or the termination of any Plan under Section 4041(c) of ERISA.

“Eurocurrency Borrowing” shall mean a Borrowing comprised of Eurocurrency Loans.

“Eurocurrency Loan” shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

“Event of Default” shall have the meaning assigned to such term in Section 8.01.

“Escrow Agent” shall mean Ankura Trust Company, LLC in its capacity as escrow agent under the Escrow Agreement.

“Escrow Agreement” means an escrow agreement, dated as of the Effective Date, in form and substance reasonably acceptable to the Collateral Agent and the Borrowers.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Account” means any payroll, trust and tax withholding accounts, in each case, to the extent used solely for such purpose and funded in the ordinary course of business.

“Excluded Subsidiaries” shall mean, collectively, (i) the Interstate Ditch Company, (ii) Wyoming Quality Healthcare Coalition, LLC, (iii) Venture Fuels Partnership, and (iv) the A/R Securitization Seller.

“Excluded Taxes” shall mean, with respect to any Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower under any Loan Document, (a) Taxes imposed on (or measured by) its net income (however denominated), franchise Taxes or branch profits Taxes in each case, (i) imposed as a result of such Agent, Lender or other recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes (b) in the case of a Lender, any U.S. federal withholding Tax that is imposed pursuant to law in effect at the time such Lender becomes a party to this Agreement (except in the case of an assignee pursuant to a request by the Administrative Borrower under Section 2.17(b)) or designates a new lending office, except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive amounts from a Borrower with respect to such withholding tax pursuant to Section 2.15, (c) any Tax that is attributable to such recipient’s failure to comply with Section 2.15(e) or (f) and (d) any withholding Tax imposed under FATCA.

“Executive Order” shall have the meaning assigned to such term in Section 3.21(a).

“Existing Indenture Documents” shall mean, collectively, the 2021 Indenture Documents and the 2024 Indenture Documents.

“Existing Noteholders” shall mean, collectively, the 2021 Noteholders and the 2024 Noteholders.

“Existing Trustees” shall mean, collectively, the 2021 Indenture Trustee and the 2024 Indenture Trustee.

“Exit Fee” shall have the meaning assigned to such term in Section 2.10(d).

“Expiration Time” shall have the meaning set forth in the Notice and Subscription Form for Non-Backstop Parties.

“Extraordinary Receipts” means any cash received by or paid to any Borrower on account of any foreign, United States, state or local tax refunds, pension plan reversions, judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, condemnation awards (and payments in lieu thereof), indemnity payments received and any purchase price adjustment received in connection with any purchase agreement and proceeds of insurance.

“Facility” shall mean the Commitments and the Loans made hereunder.

“Fair Market Value” shall mean the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors of each Borrower (unless otherwise provided in this Agreement).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version to the extent that it is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average (rounded upward, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average (rounded upward, if necessary, to the next 1/100 of 1%) of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fees” shall mean the Upfront Fee, the Exit Fee, the Administrative Agent Fee and all other fees due and payable to any Agent, the Required Lenders or any Lender under any of the Loan Documents.

“Final DIP Order” shall mean an order of the Bankruptcy Court (as the same may be amended, supplemented, or modified from time to time after entry thereof in accordance with the terms hereof) in form and substance reasonably satisfactory to the Supermajority Lenders (but in any event containing the Remedies Provision), approving, on a final basis, the Loan Documents and the transactions contemplated thereby and providing the Agents, the Lenders and the other Indemnitees with customary releases acceptable to the Supermajority Lenders.

“Final DIP Order Entry Date” shall mean the date on which the Final DIP Order is entered on the docket of the Bankruptcy Court.

“Final Order” means an order or judgment of the Bankruptcy Court, as entered on the docket of the Bankruptcy Court, that has not been reversed, stayed, modified, or amended, and as to which: (a) the time to appeal, seek review or rehearing or petition for certiorari has expired and no timely-filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for certiorari filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought, provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Federal Rules of Bankruptcy Procedure or other rules governing procedure in cases before the Bankruptcy Court, may be filed with respect to such order shall not cause such order not to be a Final Order.

“Financial Officer” of any person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such person.

~~“Final Roll-Up Loans” means shall mean the Roll-Up Loans that correspond to New Money Loans made, or, to the extent the Final DIP Order so provides, deemed made pursuant to Section 2.01(c) and/or 2.01(d) and that are deemed made in accordance with the terms of the Final DIP Order.~~

“Final Roll-Up Loans (Second Borrowing)” shall have the meaning assigned to such term in Section 2.01(e).

“Final Roll-Up Loans (Third Borrowing)” shall have the meaning assigned to such term in Section 2.01(e).

“Final Upfront Fee” shall have the meaning assigned to such term in Section 2.10(d).

“Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Foreign Lender” shall mean any Lender that is not a United States person within the meaning of Section 7701(a)(30) of the Code.

“GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, subject to the provisions of Section 1.02.

“Governmental Authority” shall mean the government of the United States of America, or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (for purposes of this definition, the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (for purposes of this definition, the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary indemnification agreements entered into in the ordinary course of business in connection with obligations that do not constitute Indebtedness. The amount of any Guarantee at any time shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Guarantee is incurred, unless the terms of such Guarantee expressly provide that the maximum amount for which such Person may be liable thereunder is a lesser amount (in which case the amount of such Guarantee shall be deemed to be an amount equal to such lesser amount).

“Hazardous Materials” shall mean all pollutants, contaminants, chemicals, hazardous or toxic materials, substances and wastes, including, without limitation, explosive or radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature, in each case subject to regulation or which can give rise to liability under any Environmental Law.

“Incremental Amendment” means an Incremental Amendment, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, among the Borrower, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Loans and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.06.

“Incremental Lender” means a Lender with an outstanding Incremental Loan.

“Incremental Loans” means any Loans made pursuant to Section 2.06 (but shall not include any Incremental Roll-Up Loans).

“Incremental Roll-Up Loans” means any Roll-Up Loans that correspond to Incremental Loans and that are deemed made in accordance with the terms of the Final DIP Order.

“Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by debentures, promissory notes or similar instruments evidencing obligations for borrowed money, (c) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than current trade liabilities, but not any refinancings, extensions, renewals or replacements thereof, incurred in the ordinary course of business and maturing within 365 days after the incurrence thereof), (d) all Indebtedness of others secured by any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed or are limited in recourse, but limited to the Fair Market Value of such property, (e) all Guarantees by such person of Indebtedness of others, (f) all Capital Lease Obligations of such person, (g) all payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding Swap Agreements, and (h) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of standby letters of credit, but not trade letters of credit, but only to the extent such standby letters of credit have been drawn upon and not reimbursed thereafter within five (5) Business Days.  The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such person in respect thereof.  The amount of any such Indebtedness shall be the principal amount thereof and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.  Indebtedness shall not include (x) with respect to any equity-linked security, the equity credit reflected on the most recent balance sheet of the Borrowers delivered pursuant to Section 5.04(a), (y) obligations not incurred in connection with borrowed money, except to the extent expressly provided above, and without limitation shall not include (i) bid bonds, performance bonds, completion bonds, surety bonds, appeal bonds and other similar bonds, guarantees or obligations of the Borrowers, in each case that are in existence on the Effective Date, (ii) purchase price adjustments incurred in connection with the disposition of any assets, (iii) indemnification obligations, (iv) letters of credit, bank guarantees or similar instruments to secure any of the foregoing, to the extent such letters of credit, bank guarantees or similar instruments have not been drawn upon or, if drawn upon, have not been reimbursed thereafter within five (5) Business Days, (v) obligations resulting from cash management services, any cash pooling or netting or set-off arrangements and (vi) endorsements of instruments for collection in the ordinary course of business, and (z) any liabilities of any Borrower to any Borrower.

“Indemnified Taxes” shall mean (a) all Taxes other than Excluded Taxes and (b) Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 10.05(b).

“Information” shall have the meaning assigned to such term in Section 3.13(a).

“Initial Borrowing” shall have the meaning assigned to such term in Section 2.01(a).

“Initial Budget” shall have the meaning assigned to such term in Section 3.22.

“Initial Roll-Up Loans” shall ~~mean the Roll-Up Loans that correspond to New Money Loans made pursuant to Section 2.01(b) and that are deemed made in accordance with the terms of the Final DIP Order~~have the meaning assigned to such term in Section 2.01(e).

“Initial Upfront Fee” shall have the meaning assigned to such term in Section 2.10(c).

“Intellectual Property” means all intellectual property now owned or hereafter acquired by any Borrower or Subsidiary, as the case may be, including patents, copyrights, trademarks, trade secrets and licenses of any of the foregoing.

“Interest Election Request” shall mean a request by the Administrative Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” shall mean (a) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type, and (b) with respect to any ABR Loan, the last day of each calendar month.

“Interest Period” shall mean, as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one month thereafter, or, if sooner, the date any Eurocurrency Borrowing is converted to an ABR Borrowing in accordance with Section 2.05 or repaid or prepaid in accordance with Section 2.07, 2.08 or 2.09; provided, however, that, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day.  Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Interim DIP Order” shall mean ~~an~~ the order of the Bankruptcy Court (as the same may be amended, supplemented, or modified from time to time after entry thereof in accordance with the terms hereof) ~~in the form set forth as Exhibit C, with changes to such form as are reasonably satisfactory to the Supermajority Lenders in their sole discretion (but in any event containing the Remedies Provision)~~attached hereto as Exhibit C, approving the Loan Documents and the transactions contemplated thereby on an interim basis, entered at Docket No. 106 in the Cases.

“Interim DIP Order Entry Date” shall mean May 15, 2019, the date on which the Interim DIP Order ~~is~~ was entered on the docket of the Bankruptcy Court.

“Interpolated Screen Rate” shall mean, in relation to LIBO Rate for any Loan, the rate which results from interpolating on a linear basis between: (a) the rate appearing on the LIBOR01 page of Reuters BBA Libor Rates Intercontinental Exchange Benchmark Administration Ltd (ICE) (or on any successor or substitute page of such service) for the longest period (for which that rate is available) which is less than the Interest Period; and (b) the rate appearing on the LIBOR01 page of Reuters BBA Libor Rates Intercontinental Exchange Benchmark Administration Ltd (ICE) (or on any successor or substitute page of such service ) for the shortest period (for which that rate is available) which exceeds the Interest Period each as of approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Inventory” has the meaning specified in the UCC.

“Inventory Appraisal” shall have the meaning assigned to such term in Section 5.04(k).

“Inventory Appraisers” shall have the meaning assigned to such term in Section 5.04(k).

“Investment” shall have the meaning assigned to such term in Section 6.01.

“Laws” shall have the meaning assigned to such term in the definition of “Mining Laws”.

“Lender” shall mean each Person listed on Schedule 1.01(A) to this Agreement with a Commitment, as well as any Person that becomes a “Lender” hereunder pursuant to Section 10.04.

“LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates or any successor rates thereto if the British Bankers Association is no longer making such rates available for deposits in the currency of such

Borrowing (as reflected on the applicable Reuters screen page), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the Interpolated Screen Rate, on the Quotation Day for such Interest Period.  Notwithstanding the foregoing, for purposes of this Agreement, LIBO Rate shall never be an amount less than zero (0).

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities (other than securities representing an interest in a joint venture that is not a Subsidiary), any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” shall mean this Agreement, any Incremental Amendment, the Security Documents, the Administrative Agent Fee Letter, any Note and any other agreement, document or instrument entered into now, or in the future, by any Borrower, on the one hand, and the Administrative Agent, the Collateral Agent, any Lender and/or any other Secured Party, on the other hand, in connection with any of the foregoing.

“Loans” shall mean the New Money Loans and the Roll-Up Loans.

“Local Time” shall mean New York City time.

“M&E Appraisal” shall have the meaning assigned to such term in Section 5.04(k).

“M&E Appraisers” shall have the meaning assigned to such term in Section 5.04(k).

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Master Assignment and Acceptance” shall mean an assignment and acceptance entered into by assigning Lenders and an assignee, and accepted by the Administrative Agent and the Administrative Borrower (if required by such assignment and acceptance), in the form of Exhibit H to this Agreement or such other form as shall be approved by the Administrative Agent, acting in its sole discretion.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, operations or condition (financial or otherwise) of the Administrative Borrower individually, and the Borrowers, taken as a whole, (b) the validity or enforceability of any Loan Document or the validity, enforceability or collectability of the Loans or the Loan Documents generally or any material portion of the Loans or the Loan Documents, (c) the rights and remedies of any Agent and/or any Lender with respect to matters arising under any Loan Document, (d) the ability of each Borrower to perform its obligations under any Loan Document to which it is a party, or (e) the status, existence, perfection, priority or enforceability of the Collateral Agent’s security interests in and Liens on the Collateral; provided that in no event shall the commencement or continuation of the Cases give rise to a Material Adverse Effect.

“Material Contract” shall mean and include (i) any agreement evidencing, securing or pertaining to any Material Indebtedness, (ii) any Material Lease, (iii) any material Mining Lease, (iv) any Take-or-Pay Contract; (v) any operating lease where annual rentals exceed $1,000,000, (vi) any supply or production agreement having specified annual payments in excess of $1,000,000, (vii) any sales or customer agreement having specified annual payments in excess of $1,000,000, (viii) any management, consulting, advisory or similar services agreement between, on the one hand, a Borrower or a Subsidiary, and, on the other hand, a Person that is not a Borrower, (ix) the Existing Indenture Documents, (x) any employment agreement with members of management of any Borrower or any Subsidiary or other key personnel of any Borrower or any Subsidiary, and any stock option plan, employee incentive plan or similar type plan, (xi) any warrant, option or similar agreement giving any Person a right to acquire an interest in any Borrower or any Subsidiary, and (xii) any other contract, agreement, permit or license, the failure to comply with which, or the termination (without contemporaneous replacement) of which, could reasonably be expected to have a Material Adverse Effect.

“Material Indebtedness” shall mean, collectively, (a) Indebtedness under the 2021 Indenture Documents; (b) Indebtedness under the 2024 Indenture Documents; (c) Indebtedness under the A/R Securitization Facility Documents; (d) any other Indebtedness (other than the Loans) that, individually or together with all other Indebtedness, has an aggregate principal balance in excess of $3,750,000.

“Material Lease” shall mean any Real Property Lease or other contractual obligations in respect of Material Leased Real Property.

“Material Leased Real Property” means any Real Property subject to a Real Property Lease with a Borrower, as lessee, with annual minimum royalties, rents or any similar payment obligations, in excess of $1,000,000 in the most recently ended fiscal year.

“Material Owned Real Property” means any Real Property owned or acquired in fee by any Borrower having a book value in excess of $1,000,000.

“Material Real Property” shall mean the Material Leased Real Property or the Material Owned Real Property, as the context may require.

“Maturity Date” means the earliest of (a)  February 15, 2020, (b) the date of conversion of any of the Cases to a case under Chapter 7 of the Bankruptcy Code without the prior written consent of the Supermajority Lenders, (c) the date of dismissal of any of the Cases without the prior written consent of the Supermajority Lenders, (d) the date of appointment in any Case of a trustee without the prior written consent of the Supermajority Lenders, (e) the appointment of an examiner with expanded powers without the prior written consent of the Supermajority Lenders, (f) the date of consummation of a sale of all or substantially all of the Borrowers’ assets, whether under Section 363 of the Bankruptcy Code or otherwise, (g) the Consummation Date of any Chapter 11 Plan, (h) the date of termination in whole of the Commitments pursuant to Section 8.01, or (i) ~~thirty~~ sixty five days after entry of the Interim DIP Order (or such later date as agreed by the Supermajority Lenders), if the Final DIP Order has not been entered by such date.

“Maximum Rate” shall have the meaning assigned to such term in Section 11.09.

“Milestones” shall have the meaning assigned to such term in Section 5.15.

“Mine” means any excavation or opening into the earth now and hereafter made from which Coal or other minerals are or can be extracted on or from any of the Real Properties in which any Borrower holds an ownership, leasehold or other interest.

“Mining Laws” means any and all applicable federal, state, local and foreign statutes, laws, regulations, guidance, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action (“Laws”) relating to mining operations and activities, or oil, natural gas, minerals, and other hydrocarbons and their constituents production operations and activities.  Mining Laws shall include but not be limited to, the Mineral Lands Leasing Act of 1920, the Federal Coal Leasing Amendments Act, the Surface Mining Control and Reclamation Act, all other land reclamation and use statutes and regulations relating to Coal mining, the Federal Coal Mine Health and Safety Act of 1969, the Black Lung Benefits Revenue Act of 1977, the Black Lung Benefits Reform Act of 1977, the Coal Industry Retiree Health Benefits Act of 1992, the Federal Mine Safety and Health Act of 1977, and the Occupational Safety and Health Act of 1970, each as amended, and their state and local counterparts or equivalents.

“Mining Lease” shall mean a lease, license or other use agreement held on the Petition Date or thereafter acquired which provides any Borrower or any Subsidiary the real property and water rights, other interests in land, including Coal, mining and surface rights, easements, rights of way and options, and rights to harvest or produce timber, Coal, minerals, oil, natural gas and other hydrocarbons and their constituents (including, without limitation, coalbed methane and gob gas) (i) currently operated by any Borrower or any Subsidiary or (ii) part of any of Borrowers’ mine plans.  Leases which provide any Borrower or any Subsidiary the right to construct and operate a preparation plant and related facilities on the surface of the Real Property containing such reserves shall also be deemed a Mining Lease.

“Mining Permits” means any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any applicable Mining Law or otherwise necessary to: (i) recover Coal from any Mine being operated by any Borrower or any Subsidiary; or (ii) produce minerals, oil, natural gas and other hydrocarbons and their constituents from any well operated by any Borrower or any Subsidiary.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA with respect to which any Borrower, any Subsidiary or any ERISA Affiliate (a) is making or has an obligation to make contributions, (b) has within any of the preceding six plan years made or had an obligation to make contributions or (c) otherwise could incur liability.

“Net Cash Proceeds” shall mean:

(a)                                 100% of the cash proceeds (plus 100% of the net cash proceeds of any noncash consideration) of any Asset Disposition or Casualty and Condemnation Award

actually received by any Borrower (whether in a single or a series of related transactions), or any of its Subsidiaries from any Asset Disposition or Casualty and Condemnation Award after the Petition Date including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, net of (i) attorneys’ fees, accountants’ fees, investment banking transaction fees or commissions, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset, other customary expenses and brokerage, consultant and other costs fees, expenses or commissions in each case that are customary, reasonable, documented, out-of-pocket and actually incurred in connection therewith and (ii) Taxes paid or payable as a result thereof,

(b)                                 100% of the cash proceeds (plus 100% of the net cash proceeds of any noncash consideration) from the incurrence, issuance or sale by any Borrower or any Subsidiary of any Indebtedness not expressly permitted to be incurred under Section 6.02, net of Taxes paid or payable as a result thereof.

For purposes of calculating the amount of Net Cash Proceeds, fees, commissions and other costs and expenses payable to any Borrower or any Affiliate thereof shall be disregarded.

Notwithstanding the foregoing, as it relates to any Asset Disposition that constitutes a sale of all or substantially all of the assets of the Borrowers pursuant to section 363 of the Bankruptcy Code, the definition of “Net Cash Proceeds” shall mean “Net Sale Proceeds” as defined in the SAPSA.

“New Money Loans” shall mean the term loans made by the Lenders to the Borrowers pursuant to Section 2.01 and any Incremental Loans made pursuant to Section 2.06, in each case other than Roll-Up Loans and Contingent Roll-Up Loans.

“Non-Wholly-Owned Subsidiary” shall mean, as to any Person, each Subsidiary of such Person that is not a Wholly Owned Subsidiary of such Person.

“Notes” means a promissory note of the Borrowers payable to any Lender (and its registered assigns), delivered pursuant to a request made pursuant to Section 2.07 in substantially the form attached hereto as Exhibit D, evidencing the aggregate indebtedness of the Borrowers to such Lender resulting from the Loans made by such Lender.

“Notice and Subscription Form for Backstop Parties” shall mean that certain Notice and Subscription Form for Backstop Parties distributed to certain holders of the 2021 Notes on June 13, 2019.

“Notice and Subscription Form for Non-Backstop Parties” shall mean that certain Notice and Subscription Form for Non-Backstop Parties distributed to certain holders of the 2021 Notes on June 13, 2019.

“Obligations” shall mean all amounts owing to any of the Agents or any Lender pursuant to the terms of this Agreement or any other Loan Document (in each case, including interest accruing or monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“OFAC” shall have the meaning assigned to such term in Section 3.21(b)(iv).

“Organizational Documents” means, for any Person, its constituent or organizational documents, including: (a) in the case of any limited partnership, the certificate of limited partnership and limited partnership agreement for such Person; (b) in the case of any limited liability company, the articles of formation and operating agreement for such Person; and (c) in the case of a corporation, the certificate or articles of incorporation and the bylaws or memorandum and articles of association for such Person.

“Other Connection Taxes” means Taxes imposed as a result of a present or former connection between an Agent or Lender and the jurisdiction imposing such Tax (other than connections arising from such Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” shall mean all present or future stamp, documentary, intangible, recording, filing or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, the Loan Documents, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17(b)).

“Participant” shall have the meaning assigned to such term in Section 10.04(c).

“Participant Register” shall have the meaning assigned to such term in Section 10.04(c).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permit” shall mean any and all permits, approvals, registrations, notifications, exemptions and any other regulatory authorization, in each case, from a Governmental Authority having jurisdiction.

“Permitted Business” means any business or business activity conducted by the Borrowers or its Subsidiaries on the Petition Date and any business or business activities incidental or related thereto.

“Permitted Real Estate Encumbrances” shall mean (a) Liens and other encumbrances permitted by clauses (a), (e), (f) and (h) of Section 6.03; (b) any interest or title of, or Liens created by, a lessor under any leases or subleases entered into by Borrower or any Subsidiary, as tenant, in the ordinary course of business and any precautionary UCC financing statement filing in respect of operating leases (and not any Indebtedness) entered into in the ordinary course of business; and (c) the following encumbrances which do not, in any case, individually or in the aggregate, materially detract from the value of any Mine subject thereto or interfere with the ordinary conduct of the business or operations of any Borrower as presently conducted on, at or with respect to such Mine and as to be conducted following the Petition Date: (i) encumbrances typically found upon Real Property used for mining purposes in the applicable jurisdiction in which the applicable Real Property is located to the extent such encumbrances would be permitted or granted by a prudent operator of mining property similar in use and configuration to such Real Property (e.g., surface rights agreements, wheelage agreements and reconveyance agreements); (ii) rights and easements of owners (A) of undivided interests in any of the Real Property where the applicable Borrower or Subsidiary owns less than 100% of the fee interest, (B) of interests in the surface of any Real Property where the applicable Borrower or Subsidiary does not own or lease such surface interest, (C) and lessees, if any, of coal or other minerals (including oil, gas and coalbed methane) where the applicable Borrower or Subsidiary does not own such coal or other minerals, and (D) and lessees of other coal seams and other minerals (including oil, gas and coalbed methane) not owned or leased by such Borrower or Subsidiary; (iii) with respect to any Real Property in which any Borrower or any Subsidiary holds a leasehold interest, terms, agreements, provisions, conditions, and limitations (other than royalty and other payment obligations which are otherwise permitted hereunder) contained in the leases granting such leasehold interest and the rights of lessors thereunder (and their heirs, executors, administrators, successors, and assigns); (iv) farm, grazing, hunting, recreational and residential leases with respect to which Borrower or any Subsidiary is the lessor encumbering portions of the Real Properties to the extent such leases would be granted or permitted by, and contain terms and provisions that would be acceptable to, a prudent operator of mining properties similar in use and configuration to such Real Properties; (v) royalty and other payment obligations to sellers or transferors of fee coal or lease properties to the extent such obligations constitute a lien not yet delinquent; (vi) rights of others to subjacent or lateral support and absence of subsidence rights or to the maintenance of barrier pillars or restrictions on mining within certain areas as provided by any Mining Lease, unless in each case waived by such other person; and (vii) rights of repurchase or reversion when mining and reclamation are completed.

“person” or “Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“Petition Date” shall have the meaning specified in the recitals hereof.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which is maintained or contributed to by any Borrower, any Subsidiary or any ERISA Affiliate or with respect to which any Borrower, any Subsidiary or any ERISA Affiliate could incur liability (including under Section 4069 of ERISA).

“Platform” shall have the meaning assigned to such term in Section 10.17(b).

“Pre-Petition Debt” shall mean, collectively, the Indebtedness of each Debtor outstanding and unpaid on the date on which such Person becomes a Debtor.

“Pre-Petition Payment” shall mean a payment, directly or indirectly, (by way of adequate protection or otherwise) of principal or interest or otherwise on account of any (i) Pre-Petition Debt, (ii) “critical vendor payments” or (iii) trade payables (including, without limitation, in respect of reclamation claims) or other pre-petition claims against any Debtor.

“Prime Rate” means the rate of interest quoted in The Wall Street Journal, Money Rates Section, as the “U.S. Prime Rate” (or its successor), as in effect from time to time.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.  The Administrative Agent or any Lender may make commercial loans or other loans at rates of interest at, above, or below the Prime Rate.  Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Prior Permitted Liens” shall mean (a) Liens granted by the Borrowers in favor of third parties that were perfected subsequent to the Petition Date as permitted by Section 546(b) of the Bankruptcy Code and (b) Liens listed on Schedule 1.01(B) hereto.

“Professional Persons” shall have the meaning assigned to such term in the Interim DIP Order, prior to the entry of the Final DIP Order, and the Final DIP Order thereafter.

“Prohibited Plan or Sale” shall have the meaning assigned to such term in the Interim DIP Order (and, when applicable, the Final DIP Order).  For the avoidance of doubt, a “Prohibited Plan or Sale” shall include any Chapter 11 Plan with terms and conditions that are inconsistent with the terms of the SAPSA.

“Projections” shall mean any projections and any forward-looking statements (including statements with respect to booked business) of such entities (or of the Borrowers and their Subsidiaries) furnished to the Lenders or the Administrative Agent by or on behalf of any Borrower or any of its Subsidiaries prior to the Effective Date.

“Quotation Day” shall mean, with respect to any Eurocurrency Borrowing and any Interest Period, the day on which it is market practice in the relevant interbank market for prime banks to give quotations for deposits in the currency of such Borrowing for delivery on the first day of such Interest Period.  If such quotations would normally be given by prime banks on more than one day, the Quotation Day will be the last of such days.

“Real Property” shall mean, collectively, all right, title and interest of any Borrower or any Subsidiary (including, without limitation, any leasehold, mineral estate, or Coal, oil, natural gas or other hydrocarbon and their constituents leasehold) in and to any and all parcels of real property owned or operated by any Borrower or any Subsidiary, whether by lease, license or other use agreement, together with, in each case, all improvements and appurtenant fixtures (including, without limitation, all preparation plants or other Coal processing facilities and loadout and other transportation facilities), easements and other property and rights incidental to the ownership, lease or operation thereof.

“Real Property Lease” shall mean any lease, license, letting, concession, occupancy agreement, sublease, farm-in, farm-out, joint operating agreement, easement or right of way to which such Person is a party and is granted a possessory interest in or a right to use or occupy all or any portion of the Real Property (including, without limitation, the right to extract Coal, minerals oil, natural gas and other hydrocarbons and their constituents from any portion of Real Property not owned in fee by such Person) and every amendment or modification thereof, including with respect to the Borrowers, without limitation, the leases with respect to Real Property and any contractual obligation with respect to any of the foregoing.

“Receivables Equity” shall mean the Equity Interests of Cloud Peak Energy Receivables LLC.

“Reclamation Laws” shall mean all Laws, rules, and regulations relating to mining reclamation or reclamation liabilities including the Surface Mining Control and Reclamation Act of 1977, as amended, and its state and local counterparts or equivalents, including, without limitation, those applicable in Montana and Wyoming state laws, rules and regulations.

“Register” shall have the meaning assigned to such term in Section 10.04(b).

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” shall mean, with respect to any specified person, such person’s partners (general and limited), shareholders, directors, members, principals, agents, advisors, officers, professionals (including counsel), subsidiaries and Affiliates, and the partners (general and limited), shareholders, directors, members, principals, agents, advisors, officers, professionals (including counsel) of such Affiliates.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or depositing in, into or onto the Environment or within or from buildings and structures.

“Released Parties” shall mean each Agent, each Lender and each of their respective Related Parties, subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former.

“Remedies Notice Period” shall mean the period commencing on the date a Termination Declaration is delivered pursuant to Section 8.01 and ending on the date that is five (5) Business Days thereafter.

“Remedies Provision” shall mean a provision of the relevant DIP Order that provides that:

(a)                                 the automatic stay in the Cases otherwise applicable to the Agents and the Lenders shall be modified so that, immediately after the Remedies Notice Period, the Required Lenders may direct the Agents to exercise all rights and remedies in accordance with the Loan Documents (subject to the funding in full of the Carve-Out Reserve) including without limitation, exercising rights of setoff or foreclosing on all or a portion of the Collateral, occupying the Borrowers’ premises, or a sale or disposition of the Collateral, and shall be permitted to satisfy the relevant Obligations, the Lender’s Superpriority Claim and Lien on the Collateral;

(b)                                 during the Remedies Notice Period, the only basis on which the Borrowers and/or the Creditors’ Committee (if appointed) shall be entitled to seek an emergency hearing within the Remedies Notice Period with the Bankruptcy Court shall be to contest whether an Event of Default has occurred and/or is continuing and the Agents and the Required Lenders shall consent to such emergency hearing;

(c)                                  unless during the Remedies Notice Period, the Bankruptcy Court determines that an Event of Default has not occurred, or the Borrowers cure the Event of Default (to the extent curable under the Loan Documents) that was the basis for the delivery of a Termination Declaration in accordance with the Loan Documents and the DIP Orders, the automatic stay imposed under Section 105 or 362(a) of the Bankruptcy Code or otherwise, as to the Lenders and the Agents, shall automatically be terminated at the end of the Remedies Notice Period without further notice or order; and

(d)                                 upon expiration of the Remedies Notice Period, the Agents, at the direction of the Required Lenders, shall be permitted to exercise all remedies set forth herein, in the Loan Documents, and as otherwise available at law without further order of or application or motion to the Bankruptcy Court.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(a) of ERISA has been waived, with respect to a Plan.

“Required Lenders” shall mean, at any time, Lenders the sum of whose outstanding Loans (excluding, for the avoidance of doubt, Contingent Roll-Up Loans) and Commitments at such time represents at least a majority of all outstanding Loans (excluding, for the avoidance of doubt, Contingent Roll-Up Loans) and Commitments.

“Reserves” shall mean any reserves established by the Supermajority Lenders in good faith in their reasonable discretion and notified to the Administrative Borrower to reflect any events, conditions, contingencies, risks or other factors that have not been reflected in the setting of the Advance Rate on the Effective Date and which the Supermajority Lenders reasonably and in good faith determine could be expected to adversely affect the Collateral (or the value thereof) or the Liens securing the Secured Obligations or the ability of the Secured Parties to realize the value of the Collateral; provided that (a) at any time, the aggregate amount of all Reserves shall not exceed $5,000,000, (b) it is acknowledged and agreed that the amount of “Reserves” as of the Effective Date is $0 and (c) no “Reserves” may be imposed in respect of an event that causes the destruction, damage or sale of any machinery, equipment or inventory resulting in a degradation in the value of any Collateral to the extent that such Collateral has been removed from the Borrowing Base following such event pursuant to Section 5.04(k).

“Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of any Borrower or any option, warrant or other right to acquire any such shares of capital stock of any Borrower.

“Roll-Up Loans” shall mean Loans deemed made hereunder used to refinance and discharge Secured Notes Debt (as defined in the Interim DIP Order and, when entered, the Final DIP Order) in accordance with the Final DIP Order.  Unless specified otherwise herein, any reference to a Roll-Up Loan shall not include any Contingent Roll-Up Loan.

“Sale and Lease-Back Transaction” shall mean any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

“Sanctions” shall mean any sanctions administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, or Her Majesty’s Treasury.

“SAPSA” shall mean that certain Amended and Restated Sale and Plan Support Agreement, dated as of May 9, 2019, among the Specified Borrowers, the other Borrowers party thereto, the 2021 Noteholders party thereto and the 2024 Noteholders party thereto, as in effect on the Effective Date and as may be amended or modified in accordance with this Agreement.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Borrowing” shall have the meaning assigned to such term in Section 2.01(a).

“Secured Obligations” shall mean the “Obligations” as defined in the Security Agreement.

“Secured Parties” shall mean the “Secured Parties” as defined in the Security Agreement.

“Security Agreement” shall mean that certain Debtor-in-Possession Pledge and Security Agreement dated as of the Effective Date among the Borrowers and the Collateral Agent (in its capacities specified therein).

“Security Documents” shall mean the Security Agreement, the Control Agreements, the DIP Orders and each of the other instruments and documents executed and delivered pursuant to any of the foregoing, pursuant to Section 5.17(b) of this Agreement or which otherwise pledge, grant or purport to pledge or grant a security interest or lien on any property as Collateral for the Secured Obligations.  The Security Documents shall not limit the grant of Collateral pursuant to the DIP Orders.

“Segregated Account” shall mean an account of the Escrow Agent with the account number of 01893484573, maintained at the Segregated Account Depository, which shall at all times be subject to the Escrow Agreement.

“Segregated Account Depository” shall mean Huntington National Bank.

“Specified Borrowers” shall mean, collectively, CPE, CPER and Cloud Peak Energy Finance Corp.

“Specified Tax Condition” shall mean that the Liens securing the Secured Obligations for the benefit of the Secured Parties shall be senior in priority under applicable state, federal or other applicable laws to any liens securing Specified Taxes.

“Specified Taxes” has the meaning given to such term in Section 5.03.

“Specified Tender Offer” means that certain tender offer made to certain holders of the 2021 Notes on June 13, 2019 as described in the Specified Tender Offer Documents.

“Specified Tender Offer Documents” means, collectively, the Notice and Subscription Form for Backstop Parties and the Notice and Subscription Form for Non-Backstop Parties.

“Statutory Reserves” shall mean, with respect to any currency, any reserve, liquid asset or similar requirements established by any Governmental Authority of the United States of America or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to Loans in such currency are determined.

“Subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held by the parent or one or more subsidiaries of the parent, or (b) whose accounts are consolidated with the accounts of the parent or one or more subsidiaries of the parent in such parent’s or subsidiary’s SEC filings.  Unless the context otherwise requires, Subsidiary shall mean a Subsidiary of a Borrower.

“Supermajority Lenders” shall mean, at any time, Lenders the sum of whose outstanding Loans (excluding, for the avoidance of doubt, Contingent Roll-Up Loans) and Commitments at such time represents at least 60% of all outstanding Loans (excluding, for the avoidance of doubt, Contingent Roll-Up Loans) and Commitments.

“Superpriority Claim” means a claim against any Debtor in any of the Cases which is an administrative expenses claim having priority over any or all administrative expenses of the kind that are specified in, or contemplated by, Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 546(c), 726, 1114 or any other provisions of the Bankruptcy Code.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

“Take-or-Pay Contracts” shall mean, collectively, (a) that certain Rail Transportation Amended and Restated Agreement BNSF-C-12820, effective as of January 1, 2018, by and between BNSF Railway Company, a Delaware corporation, and Cloud Peak Energy Logistics LLC, an Oregon limited liability company and (b) that certain Restated Shipping Agreement — Cloud Peak Energy, effective as of July 1, 2018, by and between Cloud Peak Energy Logistics LLC, an Oregon limited liability company and Westshore Terminals Limited Partnership, a limited partnership formed in British Columbia.

“Taxes” shall mean any and all present or future taxes, levies, imposts, assessments, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholdings imposed by any Governmental Authority and any and all interest, additions to tax and penalties related thereto.

“Termination Declaration” shall have the meaning assigned to such term in Section 8.01(vi).

“Third Borrowing” shall have the meaning assigned to such term in Section 2.01(a).

“Transactions” shall mean the execution and delivery of this Agreement and the transactions contemplated thereby and the payment of fees and expenses related thereto.

“Type” when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.  For purposes hereof, the term “Rate” shall include the Adjusted LIBO Rate and the Alternate Base Rate.

“UCC” shall mean (i) the Uniform Commercial Code as in effect in the applicable state of jurisdiction and (ii) certificate of title or other similar statutes relating to “rolling stock” or barges as in effect in the applicable jurisdiction.

“Unfunded Pension Liability” of any Plan means the amount, if any, by which the value of the accumulated plan benefits under the Plan, determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

“United States Tax Compliance Certificate” has the meaning assigned to such term in Section 2.15(e).

“Unpermitted Variance” shall mean actual amounts for aggregate (a) receipts and (b) disbursements, varying negatively (from the perspective of the Borrowers’ business) from such respective categories in the Budget for each of the following, without duplication: (i) with respect to receipts (excluding receipts of CPEL), by more than 20% for any Variance Period and (ii) with respect to disbursements (excluding (w) disbursements of CPEL, (x) fees, costs and expenses of Professional Persons, (y) payments in respect of Adequate Protection and (z) any collateral deposits made in favor of the Administrator (as defined in the A/R Securitization Facility Agreement) in respect of the A/R Securitization Facility), by more than 15% for any Variance Period.

“Updated Budget” shall have the meaning assigned to such term in Section 5.04(h).

“U.S. Lender” shall mean any Lender that is a United States person within the meaning of Section 7701(a)(30) of the Code.

“U.S. PATRIOT Act” shall have the meaning assigned to such term in Section 10.18.

“Variance Period” means as of the last day of any full calendar week covered in the applicable Approved Budget (commencing with the first Business Day of the second full week after the Petition Date), the period then ended measured from the first day of the first full calendar week covered in such Approved Budget; provided that such period shall in no event exceed the four calendar week period ending with the week then ended.

“Variance Report” shall have the meaning assigned to such term in Section 5.04(i).

“Weekly Draw” shall have the meaning assigned to such term in Section 2.04(b).

“Weekly Draw Request” shall mean a certificate of a Financial Officer of the Borrowers substantially in the form of Exhibit E to this Agreement, which such certificate shall: (a) confirm compliance as of the proposed date of such Weekly Draw with the conditions set forth in Sections 6.23(a) through (h) and (b) specify the following information:

(i)                                     the aggregate amount of the requested Weekly Draw (expressed in Dollars);

(ii)                                  the date of such Weekly Draw, which shall be a Business Day;

(iii)                               the aggregate amount of cash in the Debtors’ accounts after giving effect to such Weekly Draw; and

(iv)                              the location and number of the account to which funds are to be disbursed.

“Wholly Owned Subsidiary” of any person shall mean a Subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly Owned Subsidiary of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02.                                   Terms Generally.  The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “assets” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.  Any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time.  Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Administrative Borrower notifies the Administrative Agent (which the Administrative Agent shall promptly forward to the Lenders) that the Administrative Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  With respect to any amount in a currency other than Dollars, such amount shall be determined as of the date of incurrence thereof, and shall not be affected as a result of fluctuations in currency values.

SECTION 1.03.                                   Administrative Borrower.  Each Borrower hereby appoints CPER as the borrowing agent for the Borrowers which appointment shall remain in full force and effect unless and until the Administrative Agent and the Lenders shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked or that another Borrower has been appointed in such capacity.  Each Borrower hereby appoints and authorizes CPER (or its successor) (i) to provide to the Administrative Agent and the Lenders and receive from the Administrative Agent and the Lenders all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as CPER deems appropriate on behalf of the Borrowers and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.  Any reference to any action or notice required or permitted to be taken or given hereunder and under the Loan Documents by the “Borrowers” or “each Borrower” shall be effective if such action is taken, or such notice is delivered, by the Administrative Borrower or, as applicable, a Responsible Officer thereof.

SECTION 1.04.                                   Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.05.                                   Orders Control.  In the event of any discrepancy between the Interim DIP Order or, when entered, the Final DIP Order, as applicable, and any of the Loan Documents, the Interim DIP Order and, when entered, the Final DIP Order, shall control.

ARTICLE II.

THE CREDITS

SECTION 2.01.                                   Commitments.

(a)                                 Subject to the terms and conditions set forth herein and in the DIP Orders, each Lender severally agrees to make Loans to the Borrowers in two or three draws, the first of which (the “Initial Borrowing”) shall be funded within three Business Days of the Interim DIP Order Entry Date, the second of which (the “Second Borrowing”) shall be funded ~~within three~~ on the third Business ~~Days of the Final DIP Order Entry Date~~ Day following the Expiration Time, and, if the Specified Tax Condition is not satisfied on the date of the Second Borrowing, an additional borrowing (the “Third Borrowing”) shall be funded after the Final DIP Order Entry Date solely to the extent the Specified Tax Condition is then satisfied in addition to the other applicable conditions set forth in Section 4.02.  The Loans shall be made in an aggregate principal amount not to exceed the amount of such Lender’s Commitment.  The Borrowings shall be in an aggregate amount of not less than $10,000,000 and shall consist of Loans of the same Type made on the same day by the Lenders ratably according to their respective Commitments.

(b)                                 Notwithstanding anything to the contrary, the Initial Borrowing shall be in an amount no greater than the lowest of: (i) $10,000,000; (ii) the Borrowing Base as of the Interim

DIP Order Entry Date; and (iii) the amount of Loans hereunder authorized by the Bankruptcy Court in the Interim DIP Order.

(c)                                  Notwithstanding anything to the contrary, the Second Borrowing shall be in an amount no greater than the lowest of: (i) the amount equal to (A) $35,000,000, minus (B) the amount of the Initial Borrowing; (ii) the amount equal to (A) the Borrowing Base as of the Final DIP Order Entry Date as set forth in the Final DIP Order, minus (B) the amount of the Initial Borrowing; and (iii) the full amount of Loans hereunder authorized by the Bankruptcy Court in the Final DIP Order to be funded on the ~~Final DIP Order Entry Date~~date of the Second Borrowing; provided that, if as of the date of the Second Borrowing, the Specified Tax Condition is not satisfied, such lowest amount shall be reduced by $11,500,000.

(d)                                 Notwithstanding anything to the contrary, the Third Borrowing shall be in an amount no greater than the lowest of: (i) the amount equal to (A) $35,000,000, minus (B) the amount of each of the Initial Borrowing and the Second Borrowing; (ii) the amount equal to (A) the Borrowing Base as of the ~~date of the Third Borrowing~~Final DIP Order Entry Date as set forth in the Final DIP Order, minus (B) the amount of each of the Initial Borrowing and the Second Borrowing; and (iii) the full amount of Loans hereunder authorized by the Bankruptcy Court to be funded on the date of the Third Borrowing as set forth in the Final DIP Order.

(e)                                  The Administrative Agent, the Lenders and the Borrowers each acknowledge and agree that each Roll-Up Loan shall be deemed fully funded, in each case in accordance with the terms of the Final DIP Order (without any notice or request by the Borrower) (i) on the date of the Second Borrowing, in an amount equal to 80% of (x) the Initial Borrowing (the “Initial Roll-Up Loan”) and (y) the Second Borrowing (the “Final Roll-Up Loan (Second Borrowing)”) and (ii) on the date of the Third Borrowing (if any), in an amount equal to 80% of the Third Borrowing (the “Final Roll-Up Loan (Third Borrowing)”). All Roll-Up Loans shall initially be Eurocurrency Borrowings with an Interest Period of one month.

(f)                                   The Administrative Agent, the Lenders and the Borrowers each acknowledge and agree that the Contingent Roll-Up Loan (if any) shall be deemed fully funded, in each case in accordance with the terms of the Final DIP Order (without any notice or request by the Borrower), on the date of the Second Borrowing in the amount (if any) by which the outstanding Commitments on such date exceed the amount of the Second Borrowing.  On the date of the Third Borrowing (if any), consistent with the Final DIP Order, any outstanding Contingent Roll-Up Loan shall automatically convert into a Final Roll-Up Loan (Third Borrowing) and such Final Roll-Up Loan (Third Borrowing) shall be deemed to be made pursuant to Section 2.01(e)(iii) on such date (without any notice or request by the Borrower).  For the avoidance of doubt, prior to the date of the Third Borrowing (if any), any Contingent Roll-Up Loans shall be treated as set forth in the Final DIP Order and not deemed to be Roll-Up Loans for purposes of this Agreement, including, without limitation, that such Contingent Roll-Up Loans shall not bear interest under this Agreement and shall be treated for all purposes as having identical substantive rights (including with respect to economic rights, guarantees, collateral and lien priority) to those of the 2021 Notes, as set forth in the Final DIP Order.

(g)                                 ~~(f)~~Loans prepaid or repaid may not be reborrowed. For the avoidance of doubt, any unused Commitments shall terminate on the earliest of (i) the date of the borrowing of all unused Commitments, (ii) the Maturity Date and (iii) 30 days after the Final DIP Order Entry Date.

(h)                                 ~~(f)~~Any fees paid in kind (by being added to the outstanding principal balance of the Loans) pursuant to Section 2.10 on the date that any Loan is funded shall not utilize any of the Commitments hereunder and shall not constitute part of the applicable borrowing, but shall otherwise for all purposes hereunder be treated (and shall bear interest) as outstanding Loans.

SECTION 2.02.                                   Loans and Borrowings.

(a)                                 Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)                                 Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as any Borrower may request in accordance herewith.  Each Lender at its option may make any ABR Loan or Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of any Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.13 or 2.15 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise.

(c)                                  Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

SECTION 2.03.                                   Requests for Borrowings.  To request a Borrowing, the Administrative Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing, not later than 12:00 p.m., Local Time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, Local Time, one Business Day before the date of the proposed Borrowing; provided that, in any event, the Borrowing Request with respect to the Second Borrowing shall be delivered not later than the Expiration Time not in accordance with the foregoing.  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form annexed hereto as Exhibit B and signed by the applicable Borrower.  Each such telephonic and written Borrowing Request shall be irrevocable and shall specify the following information in compliance with Section 2.02:

(i)                                     the aggregate amount of the requested Borrowing (expressed in Dollars);

(ii)                                  the date of such Borrowing, which shall be a Business Day;

(iii)                               whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

(iv)                              the location and number of the account to which funds are to be disbursed (which shall be the Segregated Account).

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Subject to the terms and conditions set forth herein, all Roll-Up Loans will be deemed made and fully funded as Eurocurrency Borrowings with an Interest Period of one month concurrently with the deemed making thereof on the date set forth in Section 2.01(e).

SECTION 2.04.                                   Funding of Borrowings.

(a)                                 Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders.  The Administrative Agent will make such Loans available to the applicable Borrower by promptly wiring the amounts so received, in like funds, to the Segregated Account.  Notwithstanding anything to the contrary, any Lender may make any of its Loans to be made by it hereunder by wire transfer of immediately available funds directly to the Segregated Account.

(b)                                 The Borrowers may draw from the Segregated Account once per week (each, a “Weekly Draw”), subject to compliance with Sections 5.14 and 6.23, and use the proceeds of such draws solely in accordance with Sections 3.11, 5.09 and 6.24.  The Administrative Agent shall make any Weekly Draw Request received by it available to the Lenders promptly upon receipt thereof from the Borrower and shall, unless the Required Lenders have advised the Administrative Agent that the conditions for a Weekly Draw are not satisfied, countersign and deliver such Weekly Draw Request to the Escrow Agent pursuant to the Escrow Agreement two Business Days thereafter.

SECTION 2.05.                                   Interest Elections.

(a)                                 Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request.  Thereafter, the Borrowers may elect to convert such Borrowing to a different Type, or to continue such Borrowing, all as provided in this Section.  The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)                                 To make an election pursuant to this Section, the Administrative Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Administrative Borrower.

(c)                                  Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)                                     the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clause (iii) below shall be specified for each resulting Borrowing);

(ii)                                  the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; and

(iii)                               whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing.

(d)                                 Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)                                  If the Administrative Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall continue as a Eurocurrency Borrowing.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.06.                                   Incremental Loans.

(a)                                 The Borrower may on one or more occasions, by written notice to the Administrative Agent, request the making of Incremental Loans; provided that (i) the making of any Incremental Loans shall require the prior written consent of the Required Lenders and (ii) the aggregate amount of all Incremental Loans after the Effective Date shall not exceed $10,000,000.  Each such notice shall specify (A) the date on which the Borrower proposes the Incremental Loans to be made, which shall be a date not less than 10 Business Days (or such shorter period as may be agreed to by the Administrative Agent and the Required Lenders) after the date on which such notice is delivered to the Administrative Agent, and (B) the amount of the Incremental Loans being requested (it being agreed that (x) any Lender approached to provide any Incremental Loan may elect or decline, in its sole discretion, to provide such Incremental Loan and (y) any Person that the Borrower proposes to become an Incremental Lender, if such Person is not then a Lender, must be reasonably acceptable to the Administrative Agent and the Required Lenders).

(b)                                 The terms and conditions of any Incremental Loans shall be, except as otherwise set forth herein or in the applicable Incremental Amendment, identical to those of the New Money Loans that are then outstanding, provided that the only conditions to funding of such Incremental Loans contained in the applicable Incremental Amendment shall be the conditions set forth in Section 4.02 (provided that for the purposes of determining whether or not any Borrowing Base Deficiency exists or would result from the making of any Incremental Loans, such Incremental Amendment shall amend the definition of Advance Rate to increase the percentage as necessary to permit such Incremental Loans), to the extent applicable at such time to such Incremental Loans.

(c)                                  Any Incremental Loans shall be effected pursuant to one or more Incremental Amendments executed and delivered by the Borrower, each Incremental Lender providing such Incremental Loans and the Administrative Agent.  Each Incremental Amendment may, with the consent of the Required Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Required Lenders, to give effect to the provisions of this Section.

(d)                                 Upon the making of an Incremental Loan by any Incremental Lender, such Incremental Lender shall be deemed to be a “Lender” hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders hereunder and under the other Loan Documents.  Upon the making of any Incremental Loans, such Incremental Loans shall be deemed to be and treated as New Money Loans for all purposes of this Agreement.

(e)                                  Incremental Roll-Up Loans shall be deemed made pursuant to such terms as provided in the Final DIP Order or any applicable order entered into by the Bankruptcy Court.  After such deemed making, the terms and conditions of any Incremental Roll-Up Loans shall be identical to those of the Roll-Up Loans that are then outstanding.

SECTION 2.07.                                   Evidence of Debt.

(a)                                 Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b)                                 The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder and the Type thereof, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) any amount received by such Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(c)                                  The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(d)                                 Any Lender may request that Loans made by it be evidenced by a promissory note.  In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender or its registered assigns and in a form approved by the Required Lenders.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more Notes.

SECTION 2.08.                                   Repayment of Loans.

(a)                                 Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender all outstanding Obligations (whether of principal, interest, fees or otherwise, and including with respect to Roll-Up Loans and Incremental Loans) on the Maturity Date.

(b)                                 Prior to any repayment of any Borrowing hereunder, other than upon the Maturity Date, the Borrowers shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than noon Local Time, (i) in the case of an ABR Borrowing, one Business Day before the scheduled date of such repayment and (ii) in the case of a Eurocurrency Borrowing, three (3) Business Days before the scheduled date of such repayment.  Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing.  All repayments of Borrowings shall be accompanied by all accrued and unpaid interest with respect to the amount so repaid.  Amounts so repaid may not be reborrowed.

SECTION 2.09.                                   Optional and Mandatory Prepayment of Loans.

(a)                                 The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to Section 2.10(d) and Section 2.14), in an aggregate principal amount of at least $1,000,000 and integral multiples of $1,000,000 in excess of that amount (or, if less, the aggregate amount then outstanding), subject to prior notice in accordance with Section 2.08(b).

(b)                                 Within three (3) Business Days of receipt by any Borrower or any Subsidiary of the Net Cash Proceeds of any Asset Disposition or any Casualty and Condemnation Award, in each case, that exceed $250,000 per transaction or series of transactions, the Borrowers shall apply an amount equal to 100% of the Net Cash Proceeds of such Asset Disposition or Casualty and Condemnation Award to prepay the Loans; provided that, in connection with an Asset Disposition that constitutes a sale of all or substantially all of the assets of the Borrowers pursuant to 363 of the Bankruptcy Code, the requirement to make any prepayments with the Net Cash Proceeds of any such Asset Disposition shall be subject to Section 4(c) of the SAPSA.

(c)                                  Within three (3) Business Days of receipt by any Borrower or any Subsidiary of the Net Cash Proceeds from the issuance of Indebtedness (which Indebtedness is not expressly permitted to be incurred under Section 6.02) at any time, the Borrowers shall apply an amount equal to 100% of such Net Cash Proceeds to prepay the Loans.

(d)                                 Within three (3) Business Days of receipt by any Borrower or any Subsidiary of any Extraordinary Receipts that exceed $250,000 in the aggregate (other than any tax refund received by any Borrower Party in respect of federal income taxes for calendar year 2018, but solely in the event that all proceeds thereof are deposited in an operating account of a Borrower that is subject to a Control Agreement), the Borrowers shall apply an amount equal to 100% of such Extraordinary Receipts to prepay the Loans.

(e)                                  In the event that at any time any Borrowing Base Deficiency shall exist, within three (3) Business Days, the Borrowers shall prepay the Loans so that the Borrowing Base Deficiency is promptly cured.

SECTION 2.10.                                   Fees.

(a)                                 On the date of the Initial Borrowing, the Borrowers shall pay to the Administrative Agent, for the account of the Administrative Agent, an agency fee  (the “Administrative Agent Fee”) as separately agreed among the Borrowers and the Administrative Agent in the Administrative Agent Fee Letter.

(b)                                 On the date of the Initial Borrowing, the Borrowers shall pay to the Administrative Agent a backstop commitment fee (the “Backstop Commitment Fee”) in an amount separately agreed by the Borrowers, which Backstop Commitment Fee shall be fully earned on the Effective Date. The Backstop Commitment Fee shall be paid in kind by adding the amount of such Backstop Commitment Fee to the outstanding principal balance of the Loans of each Lender on the Effective Date.  The payment in kind of the Backstop Commitment Fee shall not utilize any Commitments hereunder and shall not be deemed to be part of the Initial Borrowing.  The amount of the Backstop Commitment Fee allocated to each Lender is set forth on Schedule 1.01(A) hereto.

(c)                                  On the date of the Initial Borrowing, the Borrowers shall pay to the Administrative Agent, for the account of and for allocation ratably to each Lender, an upfront fee (the “Initial Upfront Fee”) in an aggregate amount equal to $100,000, which Upfront Fee shall be fully earned on the Effective Date.  The Initial Upfront Fee shall be paid in kind by adding the amount of such Initial Upfront Fee to the outstanding principal balance of the Loans.  The payment in kind of the Initial Upfront Fee shall not utilize any Commitments hereunder and shall not be deemed to be part of the Initial Borrowing.  The amount of the Initial Upfront Fee allocated to each Lender is set forth on Schedule 1.01(A) hereto.

(d)                                 On the ~~Final DIP Order Entry Date~~date of the Second Borrowing, the Borrowers shall pay to the Administrative Agent, for the account of and for allocation ratably to each Lender (after giving effect to each Master and Assignment executed and delivered in connection with the Specified Tender Offer), an upfront fee (the “Final Upfront Fee”) in an aggregate amount equal to $250,000, which Final Upfront Fee shall be fully earned on the Effective Date.  The Final Upfront Fee shall be paid in kind by adding the amount of such Final Upfront Fee to the outstanding principal balance of the Loans.  The payment in kind of the Final

Upfront Fee shall not utilize any Commitments hereunder and shall not be deemed to be part of the Second Borrowing.

(e)                                  On the Maturity Date, or on the date of a prepayment or repayment of any Loans in part or in full, voluntarily, mandatorily, or upon acceleration of the Loans for any reason, or on any date on which the Loans become due and payable for any reason, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, an exit fee equal to 1.00% of the amount of the New Money Loans outstanding on the Maturity Date or that are so prepaid, repaid or accelerated or which become due and payable for any reason (the “Exit Fee”).

(f)                                   All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders.  Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.11.                                   Interest.

(a)                                 The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin.

(b)                                 The Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted LIBO Rate plus the Applicable Margin.

(c)                                  Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest in cash, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other overdue amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section; provided that, should the occurrence of any particular Event of Default be subsequently waived, the rate established by this paragraph (c) shall apply only to that period prior to such waiver.

(d)                                 Accrued interest on each Loan shall be payable in kind (with the interest accrued as of the applicable date being added to the outstanding principal balance of the Loans) in arrears (i) on each Interest Payment Date for such Loan and (ii) on the Maturity Date; provided that (A) interest accrued pursuant to paragraph (c) of this Section shall be payable in cash on demand (and, if no such demand is made, then such interest shall be payable in accordance with clauses (i) and (ii) above), (B) in the event of any repayment or prepayment of any Loan, all accrued interest (which is not reflected in the principal amount being repaid or prepaid at such time) on the principal amount repaid or prepaid shall be payable in cash on the date of such repayment or prepayment and (C) in the event of any conversion of any Eurocurrency Loan, accrued interest on such Loan shall be payable in-kind on the effective date of such conversion.  Any additional principal amounts of any Loan resulting from any in-kind payment of interest thereon shall be treated as principal for all purposes hereunder and shall bear interest after such in-kind payment.

(e)                                  All interest hereunder shall be computed on the basis of a year of 360 days.  The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.12.                                   Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(a)                                 the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(b)                                 the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and such Borrowing shall be converted to or continued as on the last day of the Interest Period applicable thereto an ABR Borrowing and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing or, if requested by the Borrowers, shall be made as a Borrowing bearing interest at such rate as the Required Lenders shall agree adequately reflects the costs to the Lenders of making the Loans comprising such Borrowing.

SECTION 2.13.                                   Increased Costs.

(a)                                 If any Change in Law shall:

(i)                                     impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender;

(ii)                                  subject any Lender to any Tax of any kind whatsoever with respect to any Loan Document, or any Loan made or to be made by such Lender, or the performance by such Lender of its obligations under any Loan Document (except for Indemnified Taxes covered by Section 2.15 and any Tax on net income or profits or overall gross receipts, including but not limited to any Excluded Tax payable by such Lender); or

(iii)                               impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting to or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)                                 If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, then from time to time the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)                                  A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Administrative Borrower and shall be conclusive absent manifest error.  The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)                                 Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.13, such Lender shall notify the Administrative Borrower thereof.  Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation.

(e)                                  Notwithstanding any other provision of this Section, no Lender shall demand compensation for any increased cost or reduction pursuant to this Section if it shall not at the time be the general policy and practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements.

SECTION 2.14.                                   Break Funding Payments.  In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Administrative Borrower pursuant to Section 2.17, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue a Eurocurrency Loan, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in Dollars of a comparable amount and period from other banks in the eurodollar market.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Administrative Borrower and shall be conclusive absent manifest error.  The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.15.                                   Taxes.

(a)                                 Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made free and clear of and without deduction for any Taxes; provided that, if a Borrower, the Administrative Agent or other applicable withholding agent shall be required to deduct any Tax from any such payment, then (i) if such Tax is an Indemnified Tax, the sum payable by the applicable Borrower shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Section 2.15) any Agent or Lender, as applicable, receives an amount equal to the sum it would have received had no such deductions for Indemnified Taxes been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)                                 In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)                                  Each Borrower shall, jointly and severally, indemnify the Agents and each Lender within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes payable or paid by such Agent or Lender, as applicable, or required to be withheld or deducted with respect to any payment by or on account of any obligation of any Borrower under any Loan Document (including any Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Lender, or by the Administrative Agent on its own behalf, on behalf of another Agent or on behalf of a Lender, shall be conclusive absent manifest error.

(d)                                 As soon as practicable after any payment of Taxes by a Borrower to a Governmental Authority, the Administrative Borrower shall, on behalf of such Borrower, deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)                                  Each Lender shall, at such times as are reasonably requested by the Administrative Borrower or the Administrative Agent (or other applicable withholding agent), provide the Administrative Borrower and the Administrative Agent (or other applicable withholding agent) with any documentation prescribed by applicable law or reasonably requested by the Administrative Borrower or the Administrative Agent (or other applicable withholding agent) certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Taxes with respect to any payments to be made to such Lender under any Loan

Document.  Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any specific documentation required below in this Section 2.15(e)) obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent (or other applicable withholding agent) updated or other appropriate documentation (including any new documentation reasonably requested by the Administrative Borrower or the Administrative Agent (or other  applicable withholding agent) certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Taxes with respect to any payments to be made to such Lender under any Loan Document) or promptly notify the Administrative Borrower and the Administrative Agent (or other applicable withholding agent) in writing of its legal ineligibility to do so.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (i), (ii) and (iii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

Without limiting the foregoing:

(i)                                     Each U.S. Lender shall deliver to the Administrative Borrower and the Administrative Agent (or other applicable withholding agent) on or before the date on which it becomes a party to this Agreement two properly completed and duly signed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding.

(ii)                                  Each Foreign Lender shall deliver to the Administrative Borrower and the Administrative Agent (or other applicable withholding agent) on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent (or other applicable withholding agent) whichever of the following is applicable:

(A)                               two properly completed and duly signed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code,

(B)                               two properly completed and duly signed copies of Internal Revenue Service Form W-8ECI (or any successor forms),

(C)                               in the case of a Foreign Lender that is not a bank described in Section 881(c)(3)(A) of the Code and that is entitled to claim the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (A) two properly completed and duly signed certificates substantially in the form of Exhibit F-1, Exhibit F-2, Exhibit F-3 or Exhibit F-4, as applicable, (any such certificate, a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms), and/or

(D)                               to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or a participating Lender), Internal Revenue Service Form W-8IMY (or any successor forms) of the Foreign Lender, accompanied by an Internal Revenue Service Form W-8ECI, W-8BEN or W-8BEN-E, United States Tax Compliance Certificate, Internal Revenue Service Form W-9, Internal Revenue Service Form W-8IMY or any other required information (or any successor forms) from each direct or indirect beneficial owner that would be required under this Section 2.15(e) if such beneficial owner were a Lender, as applicable (provided that, if the Foreign Lender is a partnership (and not a participating Lender) and one or more of its direct or indirect partners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Foreign Lender on behalf of such direct or indirect partners).

(iii)                               If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable requirements of those Code Sections (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent (or other applicable withholding agent) at the time or times prescribed by applicable law and at such time or times reasonably requested by the applicable withholding agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent (or other applicable withholding agent) as may be necessary (as determined by the applicable withholding agent) (A) for the applicable withholding agent to comply with its obligations under FATCA and (B) to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment.

(iv)                              any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (or other applicable withholding agent) on or before the date on which it becomes a party to this Agreement, two properly completed and duly signed copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding tax on any payments to such Lender under the Loan Documents.

Notwithstanding any other provision of this Section 2.15(e), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.

(f)                                   If an Agent or a Lender determines, in good faith and in its sole discretion, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by a Borrower or with respect to which such Borrower has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 2.15 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent or such Lender (including any Taxes imposed with respect to such refund) as is determined by such Agent or Lender in good faith and in its sole discretion, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of such Agent or such Lender, agrees to repay as soon as reasonably practicable the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent or such Lender in the event such Agent or such Lender is required to repay such refund to such Governmental Authority.  This Section shall not be construed to require any Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrowers or any other person.  Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent or any Lender be required to pay amounts to any Borrower pursuant to this paragraph (f) to the extent such payment would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been in if the Indemnified Taxes or Other Taxes giving rise to such refund had never been imposed.

(g)                                  Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.16.                                   Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)                                 Unless otherwise specified, the Borrowers shall make each payment required to be made by it hereunder (whether of principal, interest, fees or of amounts payable under Sections 2.13, 2.15 or 2.16, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Required Lenders, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent to the applicable account designated to the Administrative Borrower by the Administrative Agent, except payments pursuant to Sections 2.13, 2.15, 2.16 and 10.05 shall be made directly to the persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient immediately following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be the immediately preceding Business Day.  All payments hereunder of (i) principal or interest in respect of any Loan, or (ii) any other amount due hereunder or under another Loan Document shall be made in Dollars.  Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if such Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by such Administrative Agent to make such payment.

(b)                                 If at any time insufficient funds are received by and available to the Administrative Agent from the Borrowers to pay fully all amounts of principal, interest and fees then due from the Borrowers hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from the Borrowers hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due from the Borrowers hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)                                  If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph (c) shall apply).  Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(d)                                 Unless the Administrative Agent shall have received notice from the Administrative Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.

(e)                                  If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.04(b) or 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.17.                                   Mitigation Obligations.

(a)                                 If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect.  Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)                                 If any Lender requests compensation under Section 2.13, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Required Lenders, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it under the Loan Documents, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments.

SECTION 2.18.                                   Illegality.  If any Lender reasonably determines that any change in law has made it unlawful, or that any Governmental Authority has asserted after the Effective Date that it is unlawful, for any Lender or its applicable lending office to make or maintain any Eurocurrency Loans, then, on notice thereof by such Lender to the Administrative Borrower through the Administrative Agent, any obligations of such Lender to make or continue Eurocurrency Loans or to convert ABR Borrowings to Eurocurrency Borrowings shall be suspended until such Lender notifies the Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Borrowers shall upon demand from such Lender (with a copy to the Administrative Agent), convert all Eurocurrency Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

SECTION 2.19.                                   Priority and Liens.  Each of the Borrowers hereby covenants and agrees that upon the entry of an Interim DIP Order (and when applicable, the Final DIP Order), and at all times thereafter:

(a)                                 Pursuant to Section 364(c)(1) of the Bankruptcy Code, all of its Obligations shall at all times constitute an allowed Superpriority Claim in the Cases: (a) except as set forth in the Interim DIP Order (and when applicable, the Final DIP Order), with priority over any and all administrative expense claims and unsecured claims against the Borrowers or their estates in any of the Cases (but junior only to the Carve-Out, and pari passu with the A/R Securitization Facility Superpriority Claim), at any time existing or arising, of any kind or nature whatsoever, including, without limitation, administrative expenses of the kinds specified in or ordered pursuant to Bankruptcy Code Sections 105, 326, 328, 330, 331, 364, 503(a), 503(b), 507(a), 507(b), 546(c), 546(d), 726, 1113 and 1114, and any other provision of the Bankruptcy Code, as provided under Section 364(c)(1) of the Bankruptcy Code; and (b) which shall at all times be senior to the rights of the Borrowers and their estates, and any successor trustee or other estate representative to the extent permitted by law.

(b)                                 Such Superpriority Claim shall, for purposes of Section 1129(a)(9)(A) of the Bankruptcy Code, be subject and subordinate to the Carve-Out and shall be considered an administrative expense allowed under Section 503(b) of the Bankruptcy Code, shall be against each Borrower on a joint and several basis, and shall be payable from and have recourse to all property of the Debtors’ estates (including, without limitation, all claims and causes of action arising under chapter 5 of the Bankruptcy Code and any the proceeds thereof).  Notwithstanding anything to the contrary, such Superpriority Claim shall be pari passu with any A/R Securitization Facility Superpriority Claim.

(c)                                  The Liens granted to the Collateral Agent (for the benefit of the Secured Parties) securing the Obligations are continuing, valid, binding, enforceable, non-avoidable and perfected liens on all Collateral, and shall constitute, subject to clause (d) below:

(i)                                     pursuant to Section 364(d)(1) of the Bankruptcy Code, a valid perfected first priority priming lien on, other than the Receivables Equity, all of the existing and after-acquired personal and real property, leasehold interests in real property, and tangible and intangible personal property of the Borrowers, including, without limitation, all cash and cash equivalents, all surface land, accounts receivable and other receivables (other than, in each case, the A/R Securitization Facility Collateral), inventory, equipment, machinery, parts, supplies, rolling stock, fixtures, patents, trade names, trademarks, copyrights, other general intangibles and membership interests, capital stock and Equity Interests owned by the Borrowers, in each case, together with the proceeds thereof and all books and records relating thereto; provided, that, such priority priming lien shall be subject to the Prior Permitted Liens and any account holding adequate assurance deposits for the benefit of the Borrowers’ utility providers during the pendency of the Cases;

(ii)                                  pursuant to Section 364(c)(3) of the Bankruptcy Code, subject to the Carve-Out, a valid perfected second priority lien on (A)  the Receivables Equity and (B) any collateral subject to a Prior Permitted Lien (other than the A/R Securitization Facility Collateral); and

(iii)                               pursuant to Section 364(c)(2) of the Bankruptcy Code, subject to the Carve-Out, upon entry of the Final DIP Order and to the extent approved by the Bankruptcy Court, a valid perfected first priority lien on any property or proceeds recovered from any Avoidance Actions;

provided, that, there shall be no Lien on amounts held in trust by a Specified Borrower for the A/R Securitization Seller or the secured parties under the A/R Securitization Facility.

(d)                                 The Liens granted to the Collateral Agent (for the benefit of the Secured Parties) and such Superpriority Claim, subject to the Carve-Out: (i) shall not be subject to Sections 506, 510, 549, 550, or 551 of the Bankruptcy Code or the “equities of the case” exception of Section 552 of the Bankruptcy Code, (i) shall not be subordinate to, or pari passu with, (w) any lien, security interest or claim heretofore or hereinafter granted in any of the Cases or any Successor Cases (other than the A/R Securitization Facility Superpriority Claim and the liens on the Receivables Equity), (y) any lien that is avoided and preserved for the benefit of the Borrowers and their estates under Section 551 of the Bankruptcy Code or otherwise or (y) any intercompany or affiliate liens or claims of the Debtors, and (iii) shall be valid and enforceable against any trustee or any other estate representative appointed or elected in the Cases, upon the conversion of any of the Cases to a case under chapter 7 of the Bankruptcy Code or in any other proceedings related to any of the foregoing, and/or upon the dismissal of any of the Cases.

(e)                                  All of the Liens described in this Section 2.19 that have been granted to the Collateral Agent (for the benefit of the Secured Parties) shall be effective and perfected upon entry of the Interim DIP Order, without the necessity of the execution, recordation of filings by the Debtors of mortgages, intellectual property security agreements, security agreements, control agreements, pledge agreements, financing statements or other similar documents, lien notation on any certificates of title, or the possession or control by any Agent or any Secured Party of, or over, any Collateral, as set forth in the Interim DIP Order.

SECTION 2.20.                                   No Discharge; Survival of Claims.  Each of the Borrowers agrees that (i) unless satisfied in full, its Obligations shall not be discharged by the entry of a Final Order confirming a Chapter 11 Plan unless such Chapter 11 Plan provides for the termination of the Commitments and the payment in full in cash of the Obligations under the Loan Documents (other than contingent indemnification obligations as to which no claim has been asserted) on the Consummation Date of such Chapter 11 Plan (and each of the Borrowers, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (ii) the Superpriority Claim granted to the Agents and the Lenders pursuant to the DIP Orders and the Liens granted to the Agents and the Lenders pursuant to the DIP Orders shall not be affected in any manner by the entry of a Final Order confirming a Chapter 11 Plan.

SECTION 2.21.                                   Payment of Obligations.  Subject to the last paragraph of Section 8.01, upon the maturity (whether by acceleration or otherwise) of any of the Obligations of the Borrowers under this Agreement or any of the other Loan Documents, the Administrative Agent and the Lenders shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court.

SECTION 2.22.                                   Joint and Several Liability.  All Loans, upon funding, shall be deemed to be jointly funded to and received by the Borrowers.  Each Borrower is jointly and severally liable under this Agreement for all Obligations, regardless of the manner or amount in which proceeds of Loans are used, allocated, shared or disbursed by or among the Borrowers themselves, or the manner in which an Agent and/or any Lender accounts for such Loans on its books and records.  Each Borrower shall be liable for all amounts due to the Administrative Agent and/or any Lender from the Borrowers under this Agreement, regardless of which Borrower actually receives Loans hereunder or the amount of such Loans received or the manner in which such Agent and/or such Lender accounts for such Loans on its books and records.  Each Borrower’s Obligations with respect to Loans made to it, and such Borrower’s Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to the other Borrowers hereunder shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower.  The Borrowers acknowledge and expressly agree with the Agents and each Lender that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of Loans to such Borrower.  Each Borrower’s Obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the release of any other Borrower or the validity or enforceability, avoidance, or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by an Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to an Agent and/or any Lender, (iv) the failure by an Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower, (v) an Agent’s and/or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of an Agent’s and/or any Lender’s claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower.  With respect to any Borrower’s Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans made to any of the other Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which an Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to an Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to an Agent and/or any Lender.  Upon any Event of Default, the Agents may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations.  Each Borrower consents and agrees that the Agents shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants to each of the Lenders that:

SECTION 3.01.                                   Organization; Powers.  Each Borrower and each of the  Subsidiaries (a) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, formation or incorporation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business as now conducted, (c) is duly qualified and is licensed and, as applicable, in good standing, under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, and (d) subject, in the case of each Borrower that is a Debtor, to the entry of the DIP Orders and subject to the terms thereof, has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument directly related thereto to which it is a party, and consummate the Transactions contemplated thereby, including, in the case of each Borrower, to borrow and otherwise obtain credit hereunder.

SECTION 3.02.                                   Authorization.  Subject, in the case of each Borrower that is a Debtor, to the entry of the DIP Orders and subject to the terms thereof, the execution, delivery and performance by each Borrower and each of the Subsidiaries of each of the Loan Documents to which it is a party and the borrowings hereunder (a) have been duly authorized by all corporate, stockholder, limited liability company or partnership or other organizational action required to be obtained by such Borrower and such Subsidiaries and (b) (i) do not violate (A) any provision of law, statute, rule or regulation (including, without limitation, any Mining Law), or contravene the terms of any Organizational Document of any Borrower or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority (including, without limitation, any Mining Permit) or (C) any indenture, lease (including, without limitation, any Mining Lease), agreement or other instrument to which any such Borrower or any such Subsidiary is a party or by which any of them or any of their respective assets are or may be bound, except in respect of the Existing Indenture Documents, (ii) are not in conflict with, and do not result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under, any indenture, lease (including, without limitation, any Mining Lease), or other similar agreement or instrument, except in respect of the Existing Indenture Documents, or (iii) conflict with or result in any breach or contravention of, or the creation or imposition of any Lien (except for any Liens that arise under the Loan Documents) upon or with respect to any assets now owned or hereafter acquired by any Borrower or any such Subsidiary, or require any payment to be made under (A) any contractual obligation to which such Borrower or such Subsidiary is a party or affecting such Borrower or such Subsidiary or the properties of such Borrower, such Subsidiary or any of its or their Subsidiaries, except in respect of the Existing Indenture Documents or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Borrower or such Subsidiary or its or their property is subject, in each case of this clause (b) where any such violation, conflict, breach, contravention, imposition of Lien, default, cancellation, acceleration or loss, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.03.                                   Enforceability.  Subject, in the case of each Borrower that is a Debtor, to the entry of the DIP Orders and subject to the terms thereof, this Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document when executed and delivered by each Borrower that is party thereto will constitute, a legal, valid and binding obligation of such Borrower enforceable against each such Borrower in accordance with its terms, subject to (i) except in the case of each Borrower that is not a Debtor, the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3.04.                                   Governmental Approvals.  Subject  to the entry of the DIP Orders and subject to the terms thereof, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions except for (a) such consents, authorizations, filings or other actions that (i) have been made or obtained and are in full force and effect, (ii) notices required under the Mining Permits and Environmental Permits regarding a change in control solely to the extent required for the exercise of remedies in respect of the Liens created hereunder, which will be given to the applicable Governmental Authority on or prior to the date by which such notices are due or (iii) are listed on Schedule 3.04 hereto, (b) the filing of UCC financing statements, (c) filings with the United States Patent and Trademark Office and the United States Copyright Office and (d) such actions, consents and approvals the failure to be obtained or made which would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.05.                                   Financial Statements.  There has heretofore been furnished to the Lenders the consolidated balance sheets as of December 31, 2017 and 2018 (the “Closing Date Financial Statements”), and related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows of CPE and its consolidated subsidiaries for such fiscal years, audited by and accompanied by an opinion of PricewaterhouseCoopers LLP, independent public accountants, which financial statements (A) have been prepared in accordance with GAAP and (B) present fairly and accurately the consolidated financial condition and results of operations and cash flows of CPE and its consolidated subsidiaries as of the dates and for the periods to which they relate.

SECTION 3.06.                                   No Material Adverse Effect.  Since December 31, 2018, there has been no event or occurrence which has resulted in or would reasonably be expected to result in, individually or in the aggregate, any Material Adverse Effect.

SECTION 3.07.                                   Title to Properties; Possession Under Leases.

(a)                                 Each of the Borrowers and the Subsidiaries has good and marketable title to, or valid and subsisting leasehold interests in, or easements or other limited property interests in all of its property, including, without limitation, all personal property, all Real Property, and all Equity Interests, subject solely to Permitted Real Estate Encumbrances and except where the failure to have such title or interest would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  The Borrowers and the Subsidiaries have maintained or caused to be maintained, in all respects and in accordance with normal mining industry or prudent oilfield practice, all of the machinery, equipment, vehicles, preparation plants or other Coal processing facilities, loadout and other transportation facilities and other tangible personal property now owned or leased by the Borrowers and the Subsidiaries that is necessary to conduct their business as it is now conducted at such properties, except where the failure to maintain would not reasonably be expected to have a Material Adverse Effect.  As of the Effective Date, Part 1 of Schedule 3.07(a) hereto sets forth a true, complete, accurate and correct list of all Material Leased Real Property and Part 2 of Schedule 3.07(a) hereto sets forth a true, complete, accurate and correct list of all Material Owned Real Property. There has been no occurrence of any fire, explosion, implosion, collapse, flooding, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, in each case affecting any Borrower or any of its Subsidiaries, that either individually or in the aggregate, directly or indirectly resulted in or could reasonably be expected to result in, a Material Adverse Effect.

(b)                                 Other than as a result of the filing of the Cases, each of the Borrowers and the Subsidiaries has complied with all obligations under all leases (including, without limitation, Mining Leases and Real Property Leases) to which it is a party, except where the failure to comply would not have a Material Adverse Effect, and all such leases are in full force and effect, except (i) leases in respect of which the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect and (ii) that are less than fully marketable because the consent of the lessor to a future assignment has not been obtained.  Each of the Borrowers and the Subsidiaries enjoys peaceful and undisturbed possession under all such leases, in each case other than leases in respect of which the failure to enjoy peaceful and undisturbed possession would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)                                  As of the Effective Date, except as set forth on Schedule 3.07(c) to this Agreement, none of the Borrowers or any of the Subsidiaries has received written or, to the knowledge of any Borrower and/or any Subsidiary, other notice of claims that any Borrower or any Subsidiary has mined any Coal that it did not have the right to mine or mined any Coal or produced any oil, natural gas or other hydrocarbons in such a manner as to give rise to any claims for loss, waste or trespass, and, to the knowledge of the Borrowers and the Subsidiaries, no facts exist upon which such a claim could be based, in each case, other than claims that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  To the knowledge of the Borrowers, all Material Real Property that is being mined or operated is in a physical condition that would permit mining or oil and natural gas production operations as presently conducted in all material respects.

(d)                                 (i) Each of the Borrowers and the Subsidiaries owns or possesses the valid right to use all Intellectual Property that is used or held for use in or is otherwise necessary for the present conduct of its business, without any known conflict with the rights of others, except where such conflicts would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, or except as set forth on Schedule 3.07(d)(i) to this Agreement, (ii) neither any Borrower nor any of its or their Subsidiaries, nor any of their respective businesses, is to their best knowledge interfering with, infringing upon, misappropriating or otherwise violating, in each case in any material respect, Intellectual Property of any Person, (iii) no claim or litigation regarding any such interference, infringement, misappropriation or violation, or challenging the ownership, validity, enforceability or use of any Intellectual Property of any of the Borrowers or their Subsidiaries, is pending or, to the best knowledge of the Borrowers and the Subsidiaries, threatened, and (iv) to the best knowledge of the Borrowers and the Subsidiaries, no Person is interfering with, infringing upon, misappropriating or otherwise violating, in each case in any material respect, Intellectual Property owned or possessed by any of the Borrowers or their Subsidiaries.

(e)                                  None of any Borrower or any of its or their Subsidiaries has received any written or, to the knowledge of any Borrower, other notice of any pending or contemplated condemnation proceeding affecting any of its Real Property or any sale or disposition thereof in lieu of condemnation that remains unresolved, except where such condemnation proceeding would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth on Schedule 3.07(e) to this Agreement or the Cases.

(f)                                   None of the Borrowers and their Subsidiaries is obligated under any right of first refusal, preferential right to purchase, option or other contractual right to sell, assign or otherwise dispose of any Real Property or any interest therein, other than customary buy-back provisions following the termination of mining operations, satisfaction of reclamation obligations and release of applicable Mining Permits with respect to Real Property, except where such right of first refusal, preferential right to purchase, option or other contractual right would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or except as set forth on Schedule 3.07(f) to this Agreement.

(g)                                  Schedule 3.07(g) to this Agreement sets forth the true, complete, accurate and correct name and jurisdiction of incorporation, formation or organization of each Borrower and each Subsidiary and the percentage of each class of Equity Interests owned by any Borrower or by any such Subsidiary, indicating the ownership thereof.  Other than as set forth in Schedule 3.07(g), CPE does not have any direct or indirect Subsidiaries.

(h)                                 There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options and other rights to receive Equity Interests of a Borrower granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests of any Borrower or any of the Subsidiaries, except where such subscriptions, options, warrants, calls, rights or other agreements or commitments would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or except as set forth on Schedule 3.07(h) to this Agreement.

(i)                                     All of the outstanding Equity Interests in each Borrower and each Subsidiary have been validly issued, are fully paid and nonassessable, and (other than the Equity Interests in CPE) are owned free and clear of all Liens (except those Liens permitted under Section 6.03).

(j)                                    With respect to each Real Property, there are no rights or claims of parties in possession not shown by the public records, encroachments, overlaps, boundary line disputes or other matters which would be disclosed by an accurate survey or inspection of the premises except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.08.                                   Litigation; Compliance with Laws.

(a)                                 The Borrowers and the Subsidiaries are in compliance in all material respects with applicable Environmental Laws, Environmental Permits (as defined below) and Mining Permits.  Except as set forth on Schedule 3.08(a) to this Agreement, (x) except for the Cases, there are no actions, suits, investigations or proceedings, including any claims under Environmental Law, at law or in equity or by or on behalf of any Governmental Authority or any other Person or in arbitration now pending against, or, to the knowledge of any Borrower, threatened in writing against or affecting, any Borrower or any of the other Subsidiaries or any business, property (including any Real Property) or rights of any such person (i) that involve or purport to affect or pertain to any Loan Document or the Transactions; (ii) which would reasonably be expected, individually or in the aggregate, to materially adversely affect the Transactions; or (iii) as to which there is a reasonable likelihood of adverse determinations that would reasonably be expected to result in a Material Adverse Effect; (y) none of the Borrowers or any Subsidiary has been notified in writing, or, to the knowledge of any Borrower and the Subsidiaries, otherwise notified, by the Federal Office of Surface Mining or the agency of any state administering the Surface Mining Control and Reclamation Act of 1977, as amended, or any comparable state statute that it is: (i) ineligible to receive additional surface mining permits or (ii) under investigation to determine whether their eligibility to receive any Mining Permit should be revoked, i.e., “permit blocked”, in each case of this clause (y), except as would not reasonably be expected to have a Material Adverse Effect; and (z) to the knowledge of any Borrower, no facts exist that presently or upon the giving of notice or the lapse of time or otherwise would render any Borrower or any Subsidiary ineligible to receive surface mining permits or maintain or comply in all material respects with any Mining Permit.

(b)                                 Except as set forth in Schedule 3.08(b) to this Agreement, none of the Borrowers, the Subsidiaries or their respective assets is in violation of (nor will the continued operation of their material assets as currently conducted violate) any currently applicable law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval, Mining Law, Mining Permit, Mining Lease or any building permit) or any restriction of record or agreement affecting any Real Property, or is in default with respect to any order, judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)                                  The Borrowers and the Subsidiaries have, in the amounts and forms in compliance in all material respects with applicable Environmental Laws and orders, Mining Laws, Mining Permits or Mining Leases, obtained all performance bonds and surety bonds, or otherwise provided any financial assurance for the Borrowers’ mining and reclamation obligations or otherwise in the ordinary conduct of their business and operations.  Schedule 3.08(c) sets forth a true, complete, accurate and correct list of all such bonds.

SECTION 3.09.                                   Federal Reserve Regulations.

(a)                                 None of the Borrowers or the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying Margin Stock.

(b)                                 No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

SECTION 3.10.                                   Investment Company Act.  None of the Borrowers or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 3.11.                                   Use of Proceeds.  The Borrowers will use the proceeds from Borrowings of Loans only for the following purposes in each case, in accordance with the Approved Budget (as adjusted for any variance not constituting an Unpermitted Variance): (i) general corporate and working capital purposes; (ii) costs of the administration of the Cases, (iii) payment of all reasonable and documented accrued and unpaid transaction costs, fees and expenses with respect to the Facility, including fees and expenses of professional advisors to the Lenders and the Agents and (iv) in the case of Roll-Up Loans, to refinance and discharge Secured Notes Debt (as defined in the Interim DIP Order and, when entered, the Final DIP Order) as set forth in paragraph 6 of the Interim DIP Order (or any corresponding paragraph of the Final DIP Order); provided, that, with the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld), proceeds of the Loans may be used to satisfy the Borrowers’ obligations in accordance with, and to the extent and in such amounts required under, the A/R Securitization Facility to the extent incurred in the ordinary course of business and for a valid business purpose.

SECTION 3.12.                                   Tax Returns.  Except as set forth on Schedule 3.12 to this Agreement:

(a)                                 Each Borrower and each of its or their Subsidiaries (i) has timely filed or caused to be timely filed all U.S. federal and other material state,  local and non-U.S. Tax returns required to have been filed by it and each such Tax return is true and correct in all material respects, (ii) has timely paid or caused to be timely paid all material Taxes due and owing by it (whether or not shown on any Tax return), (except (x) Taxes or assessments that are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which any Borrower or any of its or their Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP and (y) Taxes that need not be paid pursuant to an order of the Bankruptcy Court or pursuant to the Bankruptcy Code) and (iii) has materially complied with all of its obligations in its capacity as withholding agent under applicable law;

(b)                                 Each Borrower and each of its or their Subsidiaries has paid in full or made adequate provision (in accordance with GAAP) for the payment of all Taxes not yet due, which

Taxes, if not paid or adequately provided for, would, individually or in the aggregate,  reasonably be  expected to be material; and

(c)                                  With respect to each Borrower and each of its or their Subsidiaries, (i) there are no claims being asserted in writing with respect to any material Taxes, (ii) no presently effective waivers or extensions of statutes of limitation with respect to Taxes have been given or requested and (iii) no Tax returns are being examined by, and no written notification of intention to examine has been received from, the Internal Revenue Service or any other taxing authority that is reasonably expected to result in a material Tax liability.

SECTION 3.13.                                   No Material Misstatements.

(a)                                 All written information (other than the Projections, estimates and information of a general economic nature) (the “Information”) concerning any Borrower, any Subsidiary, the Transactions and any other transactions contemplated hereby or by any other Loan Document prepared by or on behalf of the foregoing or their representatives (excluding any reserve reports) and made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby or by any other Loan Document, when taken as a whole, were true and correct in all material respects, as of the date such Information was furnished to the Lenders and as of the Effective Date, after giving effect to any supplements to such Information through the Effective Date, did not contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, when taken as a whole, not materially misleading in light of the circumstances under which such statements were made.

(b)                                 The Projections and estimates and information of a general economic nature prepared by or on behalf of any Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby (i) have been prepared in good faith based upon assumptions believed by the Borrowers to be reasonable as of the date thereof, as of the date such Projections and estimates were furnished to the Lenders hereunder and as of the Effective Date, and (ii) as of the Effective Date, have not been modified in any material respect by any Borrower.

SECTION 3.14.                                   Employee Benefit Plans.  Each Borrower, each Subsidiary and each Affiliate are in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Plans and the regulations and published interpretations thereunder, except for such noncompliance that would not reasonably be expected to have a Material Adverse Effect.  Each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (“IRS”) to the effect that it meets the requirements of Section 401(a) and 501(a) of the Code covering all applicable tax law changes or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and, nothing has occurred since the date of such determination that would materially and adversely affect such determination.  There exists no Unfunded Pension Liability with respect to Plans in the aggregate (taking into account only Plans with positive Unfunded Pension Liability) in excess of $1,000,000.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events which have occurred or for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect.  If each Borrower, each Subsidiary and each ERISA Affiliate were to withdraw in a complete withdrawal as of the date this assurance is given or deemed given, the aggregate withdrawal liability that would be incurred would not be in excess of $1,000,000.

SECTION 3.15.                                   Environmental Matters.  Except as disclosed on Schedule 3.15 to this Agreement and except as to matters that would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect (i) no written notice, request for information, demand,  order, complaint or penalty has been received by any Borrower or any of the Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings, consent orders or consent or settlement agreements pending or threatened in writing against any Borrower or any of the Subsidiaries which allege a violation of or liability under any Environmental Laws or Environmental Permits, in each case relating to any Borrower or any of the Subsidiaries or their Real Property, (ii) each Borrower and each Subsidiary has obtained or in a timely manner applied for all Permits and licenses necessary for ownership of its assets and for its operations as currently conducted to comply with all applicable Environmental Laws (“Environmental Permits”) and is in compliance with the terms of such Environmental Permits , which are in full force and effect, and with all other applicable Environmental Laws, (iii) each Borrower and each Subsidiary has made available to the Administrative Agent prior to the Effective Date the most recent environmental assessment and environmental audit, if any, then available with respect to the operations and the Real Property of each Borrower and each Subsidiary, (iv) (a) to the knowledge of the Borrowers and the Subsidiaries, no Hazardous Material is located or (b) has been Released by any of the Borrowers or Subsidiaries or, to the knowledge of the Borrowers and the Subsidiaries, by any other Person at, on, under or is emanating from any property or facility, including the Real Property, currently owned, operated or leased by any Borrower or any of the Subsidiaries, nor has any Person been exposed to any such Hazardous Materials, that would reasonably be likely to give rise to any cost, liability or obligation of any Borrower or any of the Subsidiaries under any Environmental Laws or any Environmental Claim, and no Hazardous Material has been handled, generated, owned or controlled by any Borrower or any of the Subsidiaries and disposed of, or transported to or Released at any location in a manner or resulting in a condition that would reasonably be likely to give rise to any cost, liability or obligation of any Borrower or any of the Subsidiaries under any Environmental Laws, (v) there are no written agreements in effect as of the Effective Date pursuant to which any Borrower or any of the Subsidiaries has expressly assumed or undertaken responsibility for any liability or obligation of any other Person arising under or relating to Environmental Laws, which in any such case has not been made available to the Administrative Agent prior to the Effective Date, (vi) there are no landfills, disposal areas, or surface impoundments (including slurry impoundments) located at, on, in or under the assets or Real Property of any Borrower or any Subsidiary for which any Borrower or any Subsidiary does not hold and is not in compliance in all material respects with a valid Environmental Permit or Permit pursuant to Mining Laws , and which are closed or to be closed and reclaimed pursuant to Mining Laws and Environmental Laws, and (vii) to the knowledge of the Borrowers and the Subsidiaries, except as listed on Schedule 3.15(vii) to this Agreement there are not currently and there have not been any underground storage tanks “owned,” or “operated” (as defined by applicable Environmental Law) by any Borrower or any Subsidiary or present or located on the Borrower’s or any Subsidiary’s Real Property.

SECTION 3.16.                                   Security Documents.  Subject to and upon the entry of the DIP Orders, the DIP Orders and the Security Documents, together with such filings and other actions required to be taken hereby or by the applicable Security Documents, when executed and delivered (and at all times thereafter) are effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a valid, perfected, enforceable and unavoidable security interest in and lien on the Collateral in the priorities set forth in the applicable DIP Order.  When UCC financing statements in appropriate form are filed in the offices specified in the Security Agreement, the Liens created by the Security Agreement in favor of the Collateral Agent (for the benefit of the Secured Parties) will constitute fully perfected Liens on, and security interests in, all right, title and interest of the Borrowers in such Collateral to the extent perfection can be obtained by filing UCC financing statements.

SECTION 3.17.                                   [Reserved].

SECTION 3.18.                                   Material Contracts.  As of the Effective Date, each Borrower has heretofore delivered to the Administrative Agent and the Lenders true, correct and complete copies of all Material Contracts to which it is a party, or to which it or any of its properties is subject, which such Material Contracts are listed on Schedule 3.18 hereto.  As of the Effective Date, all Material Contracts are in full force and effect and no material defaults (nor, to the knowledge of any Borrower, notice of any material default) currently exist thereunder.

SECTION 3.19.                                   Labor Matters.  Except as set forth on Schedule 3.19 to this Agreement or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) there are no strikes pending or threatened against any Borrower or any of the Subsidiaries; (b) the hours worked and payments made to employees of the Borrowers and the Subsidiaries have not been in violation in any respect of the Fair Labor Standards Act or any other applicable law dealing with such matters; (c) all payments due from any Borrower or any of the Subsidiaries or for which any claim may be made against any Borrower or any of the Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Borrower or such Subsidiary to the extent required by GAAP; and (d) consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Borrower or any of the Subsidiaries (or any predecessor) is a party or by which any Borrower or any of the Subsidiaries (or any predecessor) is bound, other than collective bargaining agreements that, individually or in the aggregate, are not material to the Borrowers and the Subsidiaries, taken as a whole.

SECTION 3.20.                                   Insurance.  Schedule 3.20 to this Agreement sets forth a true, complete, accurate and correct description of all insurance maintained by or on behalf of the Borrowers or the Subsidiaries as of the Effective Date.  As of such date, such insurance is in full force and effect.  The insurance maintained by or on behalf of the Borrowers and the Subsidiaries is adequate.

SECTION 3.21.                                   Anti-Terrorism Law.

(a)                                 No Borrower and, to the knowledge of each Borrower, no officers, directors, employees, brokers, agent or Affiliate of such Borrower is in violation of any laws relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

(b)                                 No Borrower, Subsidiary, or, to the knowledge of any Borrower, any director or officer, employee, broker, agent or Affiliate of such Borrower acting or benefiting in any direct capacity in connection with the Loans is, or is owned or controlled by one or more persons that are, any of the following:

(i)                                     a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii)                                  a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii)                               a person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv)                              a person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list; or

(v)                                 a person that is (i) currently the subject or target of any Sanctions or (ii) located, has a place of business, or is organized or resident in a Designated Jurisdiction.

(c)                                  No Borrower, or, to the knowledge of any Borrower, any director or officer, employee, agent or Affiliate thereof, when acting on behalf of such Borrower, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Borrowers, its and their Subsidiaries and, to the knowledge of each Borrower, its Affiliates have conducted their businesses in compliance with the FCPA in all material respects and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(d)                                 Each Borrower has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, compliance with all applicable Sanctions in all material respects.

SECTION 3.22.                                   Initial Budget.  The Borrowers have prepared and delivered to the Administrative Agent and the Lenders an initial budget (attached hereto as Exhibit G (it being understood and agreed that such initial budget is acceptable to the Administrative Agent and the Lenders), which reflects the Borrowers’ forecasted receipts and disbursements on a consolidated basis for the 13-weeks commencing on the Effective Date (such budget, the “Initial Budget”).

SECTION 3.23.                                   DIP Orders.  Each of the Interim DIP Order (to the extent necessary, with respect to the period prior to the entry of the Final DIP Order) and the Final DIP Order (from after the date the Final DIP Order is entered) is in full force and effect and has not been vacated, reversed or rescinded or, without the prior written consent of the Required Lenders, in their sole discretion, amended or modified and no appeal of such order has been timely filed or, if timely filed, no stay pending such appeal is currently effective.

SECTION 3.24.                                   Bankruptcy Matters.

(a)                                 The Cases were commenced on the Petition Date, in accordance with applicable requirements of law and proper notice thereof under the circumstances, and proper notice of (x) the motion seeking approval of the Loan Documents and entry of the DIP Orders, as applicable and (y) the hearings for the approval of the Interim DIP Order have been held by the Bankruptcy Court.

(b)                                 After the entry of the DIP Orders, the Obligations will constitute DIP Superpriority Claims (as defined in the DIP Orders) having the priorities set forth in the Interim DIP Order and the Final DIP Order, as applicable.

(c)                                  After the entry of the DIP Orders, as applicable, and pursuant to and to the extent provided in the DIP Orders, as applicable, the Obligations will be secured by valid, binding, enforceable, non-avoidable, and automatically and fully and properly perfected Liens on, and security interests in, the Collateral, in each case, having the priorities set forth in the Interim DIP Order and the Final DIP Order, as applicable.

(d)                                 After the entry of each DIP Order, such DIP Order is in full force and effect, is not subject to appeal, leave to appeal or reconsideration process (as applicable) and has not been reversed, stayed, modified or amended in any manner without the Required Lenders’ consent.

ARTICLE IV.

CONDITIONS OF EFFECTIVENESS AND LENDING

SECTION 4.01.                                   Conditions Precedent to Effectiveness.  The effectiveness of this Agreement and the obligations of each Lender to make Loans hereunder are, in each case, subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent and the Lenders shall have received executed counterparts of this Agreement from each party hereto.

(b)                                 The Administrative Agent and the Lenders shall have received the following, each dated as of the Effective Date (unless otherwise specified), in form and substance satisfactory to the Required Lenders, and duly executed and delivered by each party thereto (as applicable):

(i)                                     Notes payable to the Lenders (and their registered assigns) to the extent requested by any Lender on or prior to the Effective Date pursuant to Section 2.07(d);

(ii)                                  a certificate of the secretary or assistant secretary of each Borrower, dated the Effective Date, certifying that attached thereto are (1) true and complete copies of the Organizational Documents of each Borrower certified as of a recent date by the appropriate governmental official, (2) signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party, (3) true and complete resolutions of the Board of Directors of each Borrower approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Effective Date, and authorizing and approving the borrowings hereunder, and certified as of the Effective Date by its secretary or an assistant secretary that such resolutions are in full force and effect without modification or amendment, (4) a good standing certificate from the applicable Governmental Authority of each Borrowers’ jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Effective Date, and (5) such other documents and certificates as the Administrative Agent, the Lenders or its or their counsel may reasonably request relating to the organization, existence and good standing of each Borrower, and the authorization of the Transactions;

(iii)                               the Security Agreement;

(iv)                              The Escrow Agreement with respect to the Segregated Account;

(v)                                 a certificate from a Responsible Officer of the Borrowers, addressed to the Administrative Agent and each Lender, as to the matters set forth in Sections 4.01(d), (e), (f), (g), (h), (k) and (l);

(vi)                              the Initial Budget;

(vii)                           an Inventory Appraisal and an M&E Appraisal;

(viii)                        evidence of all insurance required to be maintained pursuant to Section 5.02;

(ix)                              results of a recent lien search in each relevant jurisdiction with respect to the Borrowers, revealing no liens on any of the assets of the Borrowers or their Subsidiaries except for Liens permitted under Section 6.03; and

(x)                                 the Closing Date Financial Statements.

(c)                                  All UCC financing statements to be filed in order to perfect and protect the Liens and security interests created or purported to be created under the Interim DIP Order and the Security Documents covering the Collateral described therein shall have been properly filed (or provided to the Collateral Agent to be filed) in each jurisdiction required, in each case, in form and substance satisfactory to, and to the extent requested by, the Agents and the Required Lenders.

(d)                                 The Administrative Agent and the Required Lenders shall be reasonably satisfied with the form and substance of the “first day orders” sought by the Borrowers and entered on (or prior to) the Effective Date.

(e)                                  The Borrowers shall have filed a motion seeking approval of the Facility by no later than the Petition Date.

(f)                                   The Interim DIP Order Entry Date shall have occurred not later than three (3) Business Days following the Petition Date.

(g)                                  All “first day orders” and all related pleadings intended to be entered on or prior to the Interim DIP Order Entry Date shall have been entered by the Bankruptcy Court and shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders.

(h)                                 No trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code or examiner with enlarged powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code shall have been appointed in any of the Cases.

(i)                                     The Borrowers shall have paid all invoiced fees and expenses of the Agents and the Lenders accrued and payable on or prior to the Effective Date, including the accrued fees and expenses of counsel to each of the Agents and the Lenders.

(j)                                    The Administrative Agent and each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S. PATRIOT Act, as reasonably requested by the Administrative Agent and each Lender.

(k)                                 No Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to the Transactions, any incurrence of Indebtedness hereunder and the use of the proceeds hereof on a pro forma basis.

(l)                                     The representations and warranties of each Borrower contained in each Loan Document to which it is a party shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if applicable, in all respects) as of such earlier date).

(m)                             The SAPSA shall be in full force and effect.

Each Lender, by delivering its signature page to this Agreement, and funding its Loans on or about the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved or accepted or to be satisfied with, each Loan Document and each other document required to be approved by, acceptable or satisfactory to any Agent, the Required Lenders or any other Lenders, as applicable, on or about the Effective Date.

SECTION 4.02.                                   Conditions to Borrowings.  In addition to the conditions precedent set forth in Section 4.01, the obligations of each Lender to fund any Borrowing hereunder are subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received a Borrowing Request as required by Section 2.03.

(b)                                 With respect to the Second Borrowing, to the extent the Second Borrowing occurs more than twenty-eight (28) calendar days after the Effective Date, the Lenders shall have received an Updated Budget, dated as of the Final DIP Order Entry Date, which Updated Budget shall be an Approved Budget.

(c)                                  With respect to any Third Borrowing, the Specified Tax Condition has been satisfied.

(d)                                 The representations and warranties of each Borrower contained in each Loan Document to which it is a party shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such Borrowing, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if applicable, in all respects) as of such earlier date).

(e)                                  Immediately prior to and immediately after giving effect to such Borrowing and the use of proceeds thereof, no Event of Default or Default shall have occurred and be continuing.

(f)                                   The making of such Loan shall not violate any requirement of law and shall not be enjoined, temporarily, preliminarily or permanently.

(g)                                  The amount of each Borrowing shall be in compliance with Section 2.01(b) or 2.01(c), as applicable.

(h)                                 With respect to the Second Borrowing and the Third Borrowing, the Administrative Agent and the Lenders shall have received a Control Agreement with respect to each deposit account, securities account and commodities account of each Borrower (excluding the Excluded Accounts), in each case, duly executed and delivered by each party thereto.

(i)                                     No Borrowing Base Deficiency shall exist immediately after giving effect to such Borrowing and to the application of the proceeds therefrom.

(j)                                    The Administrative Agent and the Lenders shall have received a certificate of a Financial Officer of the Borrowers, dated as of the date of such Borrowing, confirming compliance with the conditions set forth in Sections 4.02(b), (d), (e), (f) and (i), in form and substance satisfactory to the Required Lenders.

(k)                                 With respect to the Second Borrowing and the Third Borrowing, entry of an order authorizing the Debtors to assume the SAPSA and approving the settlement contained in Section 9 thereof pursuant to Bankruptcy Rule 9019.

(l)                                     The Borrowers shall have paid all invoiced fees and expenses of the Agents and the Lenders accrued and payable on or prior to the date of such Borrowing, including the accrued fees and expenses of counsel to each of the Agents and the Lenders.

Each Borrowing shall be deemed to constitute a representation and warranty by each Borrower on the date of such Borrowing as to the applicable matters specified in Sections 4.02(b), (d), (e), (f) and (i).

ARTICLE V.

AFFIRMATIVE COVENANTS

Each Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and discharged, unless the Required Lenders shall otherwise consent in writing, each Borrower will and will cause each of the Subsidiaries to:

SECTION 5.01.                                   Existence; Businesses and Properties.

(a)                                 Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and qualifications.

(b)                                 Do or cause to be done all things reasonably necessary to (i) obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, Intellectual Property and rights or licenses with respect thereto necessary to the normal conduct of its business, (ii) except as otherwise permitted by the Bankruptcy Code, comply in all respects with all applicable laws, rules, regulations (including any zoning, mining, building, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Real Property) and judgments, writs, injunctions, decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted except in each case where failure to do so would not reasonably be expected to have a Material Adverse Effect, (iii) at all times maintain and preserve in all material respects all machinery and equipment (excluding machinery and equipment that is surplus, obsolete or not used or usable in the business of the Borrowers and which is not included in the calculation of the Borrowing Base) in the ordinary course of business, and keep such property in good repair, working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted) in all material respects and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times in all material respects, (iv) at all times maintain and preserve in all material respects all other property necessary to the normal conduct of its business and keep such property in good repair, working order and condition (ordinary wear and tear and damage by fire or other casualty or taking by condemnation excepted) and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times in all material respects and (v) in the case of leases of any Borrower, maintain such leases in full force and effect (x) subject to an applicable order of the Bankruptcy Court with respect to such leases or except as otherwise permitted by the Bankruptcy Code, (y) excluding such leases rejected under Section 365 of the Bankruptcy Code or as would not reasonably be expected to have a Material Adverse Effect and (z) excluding such leases where failure to do so is not disadvantageous in any material respect to such Person or to the Administrative Agent and the Lenders.

SECTION 5.02.                                   Insurance.

(a)                                 Keep its properties insured at all times by financially sound and reputable insurers in such amounts as shall be customary for similar businesses and maintain such other reasonable insurance (including, to the extent consistent with past practices, industry practices and self-insurance), of such types, to such extent and against such risks, as is customary with companies in the same or similar businesses and maintain such other insurance as may be required by law or any other Loan Document.

(b)                                 Subject to Section 5.21, keep its property insured in favor of the Collateral Agent as lender’s loss payee and/or additional insured (subject to the exceptions in the immediately preceding paragraph), as applicable, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrowers and/or such Subsidiaries) (i) shall be endorsed to the Collateral Agent’s reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as lender’s loss payee, mortgagee and/or additional insured, as applicable) and (ii) shall state that such insurance policies shall not be canceled without at least thirty (30) days’ prior written notice (or if such cancellation is by reason of nonpayment of premium, at least ten (10) days’ prior written notice) thereof by the respective insurer to the Collateral Agent (unless it is such insurer’s policy not to provide such a statement).

(c)                                  Subject to Section 5.21, keep its insurable Material Real Properties adequately insured, with customary deductibles, at all times by financially sound and reputable insurers, including self-insurance in accordance with customary industry practices; cause all property and casualty insurance policies with respect to the Material Real Properties to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Agents and the Required Lenders, which endorsement shall provide that, from and after the Effective Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to any of the Borrowers under such policies directly to the Collateral Agent; cause all such policies to provide that neither any Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder; and, with respect to all Material Real Property, deliver original or certified copies of all such policies or a certificate of an insurance broker to the Collateral Agent; cause each such policy to provide that it shall not be canceled or not renewed upon less than thirty (30) days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, prior to the cancellation or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent), or insurance certificate with respect thereto, together with evidence satisfactory to the Required Lenders of payment of the premium therefor.

(d)                                 If any portion of any Material Real Property upon which a “Building” (as defined in 12 CFR Chapter 11, Section 339.2) is located is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Borrowers shall (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent, including, without limitation evidence of annual renewals of such insurance.

(e)                                  Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by any Borrower or any of its Subsidiaries; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies, or an insurance certificate with respect thereto.

(f)                                   To the extent any insurance premium financing is needed, the Borrowers shall provide reasonable notice to the Administrative Agent prior to obtaining such insurance premium financing, provided that, such notice shall not expand, modify, or change the amounts available under the applicable Approved Budget.

(g)                                  In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i)                                     none of the Agents, the Lenders and their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Borrowers and its or their Subsidiaries shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Agents, the Lenders or their agents or employees.  If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then each Borrower hereby agrees, to the extent permitted by law, to waive, and to cause each of its Subsidiaries to waive, its right of recovery, if any, against the Agents, the Lenders and their agents and employees; and

(ii)                                  the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or any Lender under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or any Lender that such insurance is adequate for the purposes of the business of any Borrower and/or any of its or their Subsidiaries or the protection of their properties.

SECTION 5.03.                                   Payment of Obligations.

(a)                                 In the case of any Debtor, in accordance with the Bankruptcy Code and subject to any required approval by the Bankruptcy Court (it being understood that no Debtor shall be obligated to make any payments hereunder that may, in its reasonable judgment, result in a violation of any applicable law, including the Bankruptcy Code, without an order of the Bankruptcy Court authorizing such payment), pay and discharge promptly when due all material post-petition Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property (in the case of any Debtor, solely to the extent arising post-petition), before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise (in the case of any Debtor, solely to the extent arising post-petition) that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to (a) any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the affected Borrower or the affected Subsidiary, as applicable, shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto or (b) any Tax referred to on Schedule 5.03 hereto (the “Specified Taxes”).

(b)                                 In the case of any Debtor, in accordance with the Bankruptcy Code and subject to any required approval by the Bankruptcy Court (it being understood that no Debtor shall be obligated to make any payments hereunder that may, in its reasonable judgment, result in a violation of any applicable law, including the Bankruptcy Code, without an order of the Bankruptcy Court authorizing such payment), pay and discharge promptly when due all material pre-petition Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof that will be afforded priority over any Lien granted to the Collateral Agent for the benefit of the Secured Parties; provided, however, that such payment and discharge shall not be required with respect to (a) any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the affected Borrower or the affected Subsidiary, as applicable, shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto or (b) any Specified Taxes.

SECTION 5.04.                                   Financial Statements, Reports; Borrowing Base Information, etc.  Furnish to the Administrative Agent and the Lenders:

(a)                                 upon reasonable request by the Required Lenders (and in any event within twenty-five (25) days after the end of each fiscal month), the consolidated balance sheet of the Borrowers and their Subsidiaries as of the end of such month and related statements of operations and cash flows of the Borrowers and their Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, duly certified by a Financial Officer of CPE, on behalf of the Borrowers, as (A) having been prepared in accordance with GAAP and (B) presenting fairly and accurately the consolidated financial condition and results of operations and cash flows of the Borrowers and the Subsidiaries as of the dates and for the periods to which they relate, subject, in the case of clauses (A) and (B), to the absence of footnotes and to normal year-end audit adjustments none of which will be, individually or in the aggregate, material (provided, that the foregoing obligation shall be deemed satisfied to the extent such information is included in the “Monthly Operating Report” filed with the Bankruptcy Court for the applicable month on or prior to the date specified for compliance in this Section 5.04(a));

(b)                                 concurrently with any delivery of financial statements under clause (a) above (or in the event of any deemed delivery by filing of a Monthly Operating Report, within 25 days of the end of each fiscal month), a certificate of a Financial Officer of CPE: (A) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, and (B) stating whether any change in GAAP as applied by (or in the application of GAAP by) any Borrower has occurred since the Effective Date and, if any such change has occurred (and has not been previously reported to the Administrative Agent and the Lenders ), specifying the effect of such change on the financial statements accompanying such certificate;

(c)                                  if, as a result of any change in accounting principles and policies from those as in effect on the Effective Date, the consolidated financial statements of the Borrower and the Subsidiaries delivered pursuant to paragraph (a) above will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such clauses had no such change in accounting principles and policies been made, then, 30 days after the first delivery of financial statements pursuant to paragraph (a) above following such change, a schedule prepared by a Financial Officer on behalf of each Borrower reconciling such changes to what the financial statements would have been without such changes;

(d)                                 [reserved];

(e)                                  promptly, from time to time, such other information regarding the operations, business affairs and financial condition of any Borrower or any of its Subsidiaries, or compliance with the terms of any Loan Document, or such consolidating financial statements, as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender);

(f)                                   promptly upon the request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed with the Internal Revenue Service with respect to a Plan; (ii) the most recent actuarial valuation report for any Plan; (iii) all notices received from a Multiemployer Plan sponsor or any Governmental Authority concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan or Multiemployer Plan as the Administrative Agent shall reasonably request;

(g)                                  (i) as soon as reasonably practicable in advance of filing with the Bankruptcy Court or delivering to the Creditors’ Committee or the Chapter 11 trustee, as the case may be, the Final DIP Order and all other proposed orders and pleadings related to the Loans and the Loan Documents, any Chapter 11 Plan and/or any disclosure statement related thereto and (ii) by the earlier of (1) one Business Day prior to being filed (and if impracticable, then as soon as possible and in no event later than promptly after being filed) on behalf of any of the Debtors with the Bankruptcy Court or (2) at the same time as such documents are provided by any of the Debtors to any statutory committee appointed in the Cases or the Chapter 11 trustee, all other notices, filings, motions, pleadings or other information concerning the financial condition of any Borrower or any of its Subsidiaries or other Indebtedness of the Borrowers or any request for relief under Section 363, 365, 1113 or 1114 of the Bankruptcy Code or Section 9019 of the Federal Rules of Bankruptcy Procedure;

(h)                                 on or before the last Tuesday of every four-week period, commencing on the fourth Tuesday after the Effective Date, an updated budget consistent with the form and level of detail in the then Approved Budget and otherwise in form and substance reasonably satisfactory to the Required Lenders, which such budget upon the approval of the Required Lenders shall become the Approved Budget (the “Updated Budget”); provided, that, if the Required Lenders have not delivered a written rejection of or proposed comments to the Updated Budget, or shall have asked to become restricted, within three (3) Business Days of receipt of such Updated Budget, the Required Lenders shall be deemed to have approved such Updated Budget and such Updated Budget shall constitute the “Approved Budget”; provided, further, that, (i) after having asked to become restricted, the Required Lenders shall use commercially reasonable good faith efforts to promptly negotiate and enter into a customary non-disclosure agreement and (ii) if the Required Lenders have not delivered a written rejection of or proposed comments to the Updated Budget, within three (3) Business Days after they have become restricted, the Required Lenders shall be deemed to have approved such Updated Budget and such Updated Budget shall constitute the “Approved Budget”;

(i)                                     on or before the Thursday of every calendar week, commencing on the Thursday of the second full week after the Effective Date, (x) a report, in form and detail reasonably satisfactory to the Required Lenders (each a “Variance Report”), setting forth for the Variance Period immediately preceding the date of each such delivery comparing actual cumulative receipts and disbursements, respectively, for such period as set forth in the Approved Budget (broken out separately for CPEL and for the rest of the Borrowers) with an explanation of each Unpermitted Variance and (y) a certificate of a Financial Officer of the Borrowers attesting to the truth and accuracy of such Variance Report;

(j)                                    within twenty-five (25) days after the end of each calendar month, a maintenance log for all machinery and equipment as of the last day of the preceding month, each of which shall be accompanied by supporting detail and documentation reasonably requested by the Required Lenders;

(k)                                 (i) within twenty-five (25) days after the end of each calendar month, (a) if requested by the Required Lenders or their advisors or the Administrative Agent, an appraisal, as of the end of such month, of the Borrowers’ inventory (an “Inventory Appraisal”) prepared by Gordon Bros. or another independent inventory appraiser reasonably acceptable to the Administrative Borrower and the Required Lenders or their advisors (the “Inventory Appraiser”), which Inventory Appraisal shall be prepared in accordance with the methodology used in, and in generally the same format as, the Inventory Appraisal delivered to the Lenders on or prior to the Effective Date, and (b) if requested by the Required Lenders or their advisors or the Administrative Agent, an appraisal, as of the end of such month, of the Borrowers’ machinery and equipment (the “M&E Appraisal” and, together with the Inventory Appraisal, the “Appraisals”) prepared by Duff & Phelps or another independent machinery and equipment appraiser reasonably acceptable to the Administrative Borrower and the Required Lenders or their advisors (the “M&E Appraiser” and, together with the Inventory Appraiser, the “Appraisers”), which M&E Appraisal shall be prepared in accordance with the methodology used in, and in generally the same format as, the M&E Appraisal delivered to the Lenders on or prior to the Effective Date; and (ii) promptly upon any Borrower (or Responsible Officer thereof) having knowledge of an event that causes the destruction, damage or sale of any machinery, equipment or inventory in each case, that causes an aggregate degradation in the value of the Collateral that will not be fixed or fully mitigated within 30 days (in each case, as reasonably determined in good faith by the Borrowers) in excess of $500,000, a certificate of a Responsible Officer of the Administrative Borrower detailing such event(s) and including an updated calculation of the Borrowing Base that removes all such destroyed or damaged machinery, equipment or inventory from such calculation (the “Appraisal Certificate”); provided that such $500,000 threshold shall reset upon delivery of any such Appraisal Certificate;

(l)                                     within twenty-five (25) days after the end of each calendar month, and in any event concurrently with any delivery of any Appraisal or Appraisal Certificate under clause (k) above, a certificate (each, an “Borrowing Base Certificate”) setting forth the calculation of the Borrowing Base as of such date of delivery; and

(m)                             on or before the Thursday of every calendar week, a certificate of a Financial Officer of CPE setting forth computations or evidence in reasonable detail satisfactory to the Required Lenders demonstrating compliance with the covenant contained in Section 6.28 for the prior week.

SECTION 5.05.                                   Lender Conference Calls.

(a)                                 Arrange for a teleconference for the Lenders and their advisors with professional advisors to the Borrowers (including any financial advisor to the Debtors), to take place at least once per calendar week (at such time as is mutually agreeable to the Borrowers and to the Administrative Agent and the Lenders), for purposes of discussing, among other things, any budget proposed to be the Approved Budget, Variance Reports, Borrowing Base Certificates, any updates on status and progress of the sale of any of the Borrowers or their assets, financial statements and any projections and such other information and matters reasonably requested by any Lender.

(b)                                 At the request of the Required Lenders, arrange for a meeting for the Lenders and their advisors with senior management of the Borrowers (including any financial advisor to the Debtors), to take place at least once per calendar month (at such time as is reasonably satisfactory to the Administrative Agent and the Lenders), for purposes of discussing any budget proposed to be the Approved Budget, Variance Reports, Borrowing Base Certificates, any updates on status and progress of the sale of any of the Borrowers or their assets, financial statements and any projections and such other information and matters reasonably requested by any Lender.

SECTION 5.06.                                   Notices.  Furnish to the Administrative Agent written notice of the following promptly (but in any event no later than three (3) calendar days) after the occurrence of any of the following:

(a)                                 any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b)                                 the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, including without limitation any Environmental Claim, against any Borrower or any of its or their Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to: (i) result in the termination of any Material Contract, Material Lease, Permit (including any Environmental Permit) or license, or (ii) have a Material Adverse Effect;

(c)                                  the termination or material and adverse modification of the terms of any Material Contract, Material Lease, Permit (including any Environmental Permit) or license that would reasonably be expected to result in a Material Adverse Effect;

(d)                                 the occurrence (or reasonable expectation of the occurrence) of any Casualty Events with respect to any portion of the Collateral having an appraised value of $1,000,000 individually or in the aggregate;

(e)                                  (i) the occurrence of any ERISA Event that would reasonably be expected to result in liabilities of the Borrowers in an aggregate amount exceeding $1,000,000, (ii) a material increase in Unfunded Pension Liabilities (taking into account only Plans with positive Unfunded Pension Liabilities) since the date the representations hereunder are given or deemed given, or from any prior notice, as applicable, or (iii) a material increase since the date the representations hereunder are given or deemed given, or from any prior notice, as applicable, in potential withdrawal liability under Section 4201 of ERISA, or the arising of potential withdrawal liability under Section 4201 of ERISA, if each Borrower, each Subsidiary and each ERISA Affiliate were to withdraw completely from any and all Multiemployer Plans;

(f)                                   the receipt of any proposed modifications or amendments to, or notices of a breach or default under, the 2021 Indenture or the 2024 Indenture along with copies thereof;

(g)                                  if any Borrower (or any Responsible Officer thereof) determines, has knowledge or otherwise becomes aware of any events that would cause a material adverse change in the value of any material portion of the Collateral and a detailed explanation of any such adverse change;

(h)                                 any Borrowing Base Deficiency; and

(i)                                     any other occurrence or development that results in, or would reasonably be expected to result in, a Material Adverse Effect;

SECTION 5.07.                                   Compliance with Laws.  Except as otherwise permitted by the Bankruptcy Code, comply with, in all material respects, (a) all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (owned or leased), including all Mining Laws and Mining Permits; and (b) the provisions of all material licenses, Permits, and coal and purchase supply contracts; provided that this Section 5.07 shall not apply to Environmental Laws, which are the subject of Section 5.10, or to laws related to Taxes, which are the subject of Section 5.03.

SECTION 5.08.                                   Maintaining Records; Access to Properties; Inspections, Field Exams and Appraisals, Etc.

(a)                                 Maintain proper books of record and account that are full, true and correct in all respects and maintain all financial records in accordance with GAAP.

(b)                                 Permit any representatives or independent contractors designated by designated by the Collateral Agent or the Required Lenders to visit and inspect any of the properties of any Borrower or any Subsidiary to, at the Borrowers’ expense, (i) conduct field examinations of any or all of the Collateral, (ii) conduct evaluations, environmental assessments, environmental audits and ongoing maintenance and monitoring of the assets and properties of the Borrowers and the Subsidiaries, and (iii) inspect, copy and take extracts from its and their respective financial and accounting records; provided, that, so long as no Default or Event of Default has occurred and is continuing, not more than two each of any such examinations, evaluations, assessments and audits may be conducted at the Borrowers’ expense in each fiscal year.

SECTION 5.09.                                   Use of Proceeds.  Use the proceeds of the Loans solely for the purposes described in Section 3.11.

SECTION 5.10.                                   Compliance with Environmental Laws.  Except as otherwise permitted by the Bankruptcy Code, comply, and make commercially reasonable efforts to cause all lessees and other persons occupying its properties to comply, with all Environmental Laws and Environmental Permits applicable to its operations, facilities and properties; and obtain and renew all Environmental Permits, in each case in accordance with Environmental Laws, except, in each case with respect to this Section 5.10, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.11.                                   Compliance with Leases.  Except as otherwise permitted by the Bankruptcy Court or as would not, individually or in the aggregate, be materially adverse to the interests of the Lenders, make all payments and otherwise perform all obligations in respect of all Material Leases to which any Borrower or any of its Subsidiaries is a party, keep such Material Leases in full force and effect and not allow such Material Leases to lapse or be terminated or any rights to renew such Real Property Leases to be forfeited or cancelled, except or in connection with the rejection of any unexpired lease pursuant to Sections 6.18 and 7.01.

SECTION 5.12.                                   First and Second Day Orders.  Cause all proposed “first day” orders and “second day” orders submitted to the Bankruptcy Court to be in accordance with and permitted by the terms of this Agreement and reasonably acceptable to the Administrative Agent in all respects, it being understood and agreed that the forms of orders approved by the Administrative Agent prior to the Petition Date are in accordance with and permitted by the terms of this Agreement in all respects and are reasonably acceptable.

SECTION 5.13.                                   Cash Management .

(a)                                 Establish and maintain a cash management system on terms reasonably acceptable to the Required Lenders and otherwise in accordance with Section 5.12 whereby the Collateral Agent (on behalf of the Lenders) has a first priority perfected security interest on all cash of the Borrowers pursuant to a Control Agreement.

(b)                                 Subject to Section 5.21, cause all cash on hand that is not used for the purposes of the proviso in Section 3.11 to be deposited in accounts of the Debtors’ that are subject to Control Agreements and to otherwise be used in accordance with the Approved Budget.

SECTION 5.14.                                   Segregated Account.  Subsequent to each Borrowing but prior to each Weekly Draw, hold the proceeds of the Loans in the Segregated Account.

SECTION 5.15.                                   Certain Case Milestones.  Comply with the following events (each a “Milestone”, collectively “Milestones”) in the applicable timeframes set forth below (as may be extended in writing by the Required Lenders in their sole discretion, which extension may be granted by email notice from counsel to the Administrative Agent):

(a)                                 No later than one (1) Business Day after the Petition Date, the Debtors shall file a motion, in form and substance reasonably satisfactory to the Required Lenders, seeking entry of the DIP Orders.

(b)                                 No later than one (1) Business Day after the Petition Date, the Debtors’ have filed a motion seeking approval of bidding procedures with respect to a 363 Sale of all or substantially all of the Borrowers’ assets, in form and substance reasonably satisfactory to the Required Lenders, in the Cases.

(c)                                  No later than five (5) Business Days after the Petition Date, the Bankruptcy Court shall have entered the Interim DIP Order.

(d)                                 No later than ~~thirty-five~~ sixty-five (~~35~~65) days after entry by the Bankruptcy Court of the Interim DIP Order, the Bankruptcy Court shall have entered the Final DIP Order, in form and substance reasonably satisfactory to the Required Lenders, in the Cases.

(e)                                  No later than thirty-five (35) days after the Petition Date, the Bankruptcy Court shall have entered an order approving bidding procedures with respect to a 363 Sale of all or substantially all of the Borrowers’ assets, in form and substance reasonably satisfactory to the Lender Representative, in the Cases.

(f)                                   No later than 60 days after the Petition Date, commencement of an auction for substantially all assets of the Borrowers shall have been held such that consummation of the successful bid(s) would constitute an Acceptable 363 Sale.

(g)                                  No later than 65 days after the Petition Date, the Bankruptcy Court shall have entered a 363 Sale Order, in form and substance reasonably satisfactory to the Required Lenders, with respect to an Acceptable 363 Sale of all or substantially all of the Borrowers’ assets, if any, in the Cases.

(h)                                 No later than 140 days after the Petition Date such Acceptable 363 Sale, if any, shall have closed in accordance with such 363 Sale Order and the Obligations on account of the New Money Loans shall have been indefeasibly paid in full and all other Obligations shall be paid in accordance with the terms of the SAPSA.

SECTION 5.16.                                   Budget.  Comply in all respects with the Approved Budget (which compliance shall be deemed satisfied so long as there is not any Unpermitted Variance) and, promptly upon the Final DIP Order Entry Date, request the Second Borrowing (to the extent that the applicable conditions to the Second Borrowing as set forth in Section 4.02 are otherwise satisfied at such time) and, to the extent the satisfaction of such conditions is under its control, use commercially reasonable efforts to cause such conditions to be satisfied.

SECTION 5.17.                                   Further Assurances.  Promptly upon request by any Agent or the Required Lenders, (a) correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as any Agent or the Required Lenders may require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject each of the Borrowers’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Loan Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and (iv) subject to the first sentence of Section 3(b) of the Security Agreement, perfect and maintain the validity any of the Liens intended to be created thereunder.

SECTION 5.18.                                   A/R Refunds.  Cause the A/R Securitization Seller to promptly remit any and all A/R Refunds (solely to the extent the remittance is permitted under the A/R Securitization Facility) an account of the Debtors that is subject to a Control Agreement.

SECTION 5.19.                                   Control Agreements.  Subject to Section 5.21, cause all bank accounts of the Borrowers (excluding all Excluded Accounts) to be subject to Control Agreements.

SECTION 5.20.                                   Information Rights.

(a)                                 Promptly upon sending or receipt by, or on behalf of, any Borrower, furnish to the Lenders all material information concerning any of the Borrowers’ efforts to sell all or a portion of their equity or assets to a third party, including but not limited to, copies of all sales and/or offering materials prepared by any of the Borrowers or any of their advisors or representatives (including, without limitation, industry and market analyses, historical financial information, estimated or projected financial and operating data, asset appraisals and similar information), all applicable bidding procedures, all bid letters (together with any related debt or equity financing proposals or commitments), all requests for expense reimbursement or exclusivity, all letters of intent, expressions of interest, offers to purchase, term sheets, and/or draft sale agreements, as well as any notices that such sale, efforts or discussions have been terminated (whether orally or in writing) and, in each case, together with any subsequent drafts showing material changes and/or, in the case of notices, material correspondence.

(b)                                 Without limiting the foregoing, each of the Borrowers shall provide the Lenders with such additional information concerning such sale efforts as the Required Lenders may reasonably request from time to time, including directing any financial advisor engaged by any of the Borrowers to consult with the Lenders regarding the foregoing.

SECTION 5.21.                                   Post-Closing Covenants.  On or prior to the Final DIP Order Entry Date, the Administrative Agent and the Lenders shall have received (i) a Control Agreement with respect to each deposit account, securities account and commodities account of each Borrower (other than any Excluded Accounts), in each case, duly executed and delivered by each party thereto, (ii) stock certificates and related stock transfer powers endorsed in blank to the extent representing Equity Interests that are Collateral and (iii) additional insured or lender loss payee endorsements, as applicable, to the extent required to comply with Section 5.02.

SECTION 5.22.                                   Mining Permits and Environmental Permits.  On or prior to the date due, the Borrowers shall deliver to the applicable Governmental Authority such notices required under the Mining Permits and Environmental Permits regarding a change in control solely to the extent required for the exercise of remedies in respect of the Liens created hereunder.

ARTICLE VI.

NEGATIVE COVENANTS

Each Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and discharged (other than in respect of contingent indemnification as to which no claim has been asserted), unless the Required Lenders shall otherwise consent in writing, each Borrower will not, and will not permit any of its Subsidiaries to, on or after the Effective Date:

SECTION 6.01.                                   Investments.  Purchase or acquire (including pursuant to any merger with a person that is not a Subsidiary immediately prior to such merger) or hold any Equity Interests in, evidences of Indebtedness or other securities of, or make or hold any loans or advances to or Guarantees of the Indebtedness of any other Person (each, an “Investment”), except:

(a)                                 Investments existing on the Effective Date and listed on Schedule 6.01 annexed hereto;

(b)                                 Investments among Borrowers

(c)                                  Investments in accordance with the Approved Budget;

(d)                                 accounts receivable, advances and prepayments and other trade credits made in the ordinary course of business;

(e)                                  Investments resulting from pledges and deposits made in the ordinary course of business;

(f)                                   Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(g)                                  [reserved];

(h)                                 arising as a result of the A/R Securitization Facility;

(i)                                     [reserved];

(j)                                    Investments to the extent they constitute Indebtedness permitted under Section 6.02;

(k)                                 Investments in cash and cash equivalents or short-term marketable debt securities, in each case entered into in the ordinary course of business;

(l)                                     consisting of production payments, royalties, dedications of reserves under supply agreements or similar rights or interests granted, taken subject to, or otherwise imposed on properties with normal practices in the mining industry;

(m)                             Investments resulting from pledges and deposits permitted under Section 6.03;

(n)                                 Investments in negotiable instruments deposited for collection and endorsements of negotiable instruments and documents, in each case entered into in the ordinary course of business;

(o)                                 Investments in respect of transactions permitted under Section 6.04; and

(p)                                 deposits of cash or cash equivalents or short-term marketable securities to secure performance or other services and prepaid expenses or other prepaid obligations, in any event, made in the ordinary course of business and consistent with the Approved Budget or otherwise permitted hereunder.

The amount of any Investment, other than a Guarantee, shall be (i) the amount actually invested, as determined at the time of each such Investment, without adjustment for subsequent increases or decreases in the value of such Investment, minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital and any payment of principal received in respect of such Investment that in each case is received in cash, cash equivalents or short-term marketable debt securities (not in excess of the amount of Investments originally made).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

SECTION 6.02.                                   Indebtedness.  Incur, create, assume or permit to exist any Indebtedness, except:

(a)                                 Indebtedness under the Loan Documents;

(b)                                 Indebtedness outstanding on the Effective Date and listed on Schedule 6.02 hereto;

(c)                                  Indebtedness arising under the Existing Indenture Documents in an aggregate principal amount not to exceed the aggregate principal amount of such Indebtedness as of the Effective Date plus any interest accreted to the principal balance thereof in accordance with the terms of the Existing Indenture Documents;

(d)                                 Indebtedness under the A/R Securitization Facility Agreement;

(e)                                  Indebtedness specifically provided for in an Approved Budget; and

(f)                                   Indebtedness in respect of financing insurance premiums in the ordinary course of business and consistent with the Approved Budget.

SECTION 6.03.                                   Liens.  Create, incur, assume or permit to exist any Lien on any assets (including stock or other securities of any person, including any Subsidiary) at the time owned by it or on any income or revenues or rights in respect of any thereof, except for:

(a)                                 Liens granted pursuant to the Loan Documents and Liens granted pursuant to Section 10(c) of the Escrow Agreement;

(b)                                 customary rights of setoff and liens upon deposits of cash in accounts in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, securing payment of fees, indemnities, charges for returning items and other similar obligations;

(c)                                  Liens securing obligations under the Existing Indenture Documents, subject to Section 6.10(b);

(d)                                 Liens on the A/R Securitization Facility Collateral and the Receivables Equity granted pursuant to the A/R Securitization Facility Documents, subject to Section 6.10(b);

(e)                                  Liens granted pursuant to the Interim DIP Order and the Final DIP Order;

(f)                                   Liens imposed by any Governmental Authority for (i) Specified Taxes (to the extent ranking junior to the Liens under the Interim DIP Order and the Final DIP Order, as applicable), or (ii) any other taxes, assessments or charges that, in the case of this clause (ii) are not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrowers in accordance with GAAP;

(g)                                  Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, storage, landlord, and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrowers in accordance with GAAP;

(h)                                 Liens incurred or pledges or deposits made (i) to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to ERISA) or (ii) to any supplier of the Borrowers to the extent such deposit was set forth in the Approved Budget;

(i)                                     zoning restrictions, easements, licenses, or other restrictions on the use of any real estate (including leasehold title), in each case which do not interfere with or affect in any material respect the ordinary course conduct of the business of the Borrowers and their Subsidiaries;

(j)                                    deposits of money securing leases to which a Borrower is a party as lessee made in the ordinary course of business;

(k)                                 solely on Real Property, Permitted Real Estate Encumbrances;

(l)                                     Liens in existence on the Effective Date securing performance bonds, surety bonds, public or statutory obligations, regulatory obligations or with respect to workers’

compensation claims, and other bonds or obligations of like nature, in each case that are in existence on the Effective Date; and

(m)                             precautionary Lien filings regarding operating leases.

SECTION 6.04.                                   Restrictions on Fundamental Changes.  Other than pursuant to an Acceptable 363 Sale of all or substantially all of the Borrowers’ assets or an Acceptable Chapter 11 Plan, (a) enter into any transaction of merger, division, consolidation or amalgamation, or liquidate or provisionally liquidate, wind up or dissolve itself (or suffer any liquidation, provisional liquidation or dissolution), except that any Borrower may merge, amalgamate or consolidate with any other Borrower and any Subsidiary may merge, amalgamate or consolidate with any Borrower if the Borrower is the surviving entity; (b) reorganize under the laws of a jurisdiction other than any jurisdiction in the United States; (c) change its name, jurisdiction of formation, chief executive office and/or principal place of business; (d) file a certificate of division, adopt a plan of division or otherwise take any action to effectuate a division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any analogous action taken pursuant to applicable law with respect to any corporation, limited liability company, partnership or other entity); or (e) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (including, without limitation, any sale of all or substantially all of the assets of any Excluded Subsidiary) (in each case, whether now owned or hereafter acquired), other than, in the case of this clause (e), Asset Dispositions permitted by Section 6.05.

SECTION 6.05.                                   Asset Dispositions.  To engage in any Asset Disposition, except for:

(a)                                 Asset Dispositions solely among Borrowers;

(b)                                 the sale, contribution, transfer or other disposition of A/R Securitization Facility Collateral pursuant to and in accordance with the A/R Securitization Documents;

(c)                                  sales, transfers or other dispositions of assets pursuant to any order of the Bankruptcy Court, in form and substance reasonably satisfactory to the Required Lenders, permitting de minimis asset dispositions without further order of the Bankruptcy Court as long as the proceeds thereof are promptly deposited in any of the Debtors’ accounts that are subject to a Control Agreement;

(d)                                 sales, transfers or other dispositions of assets contemplated in, and in accordance with, the Approved Budget;

(e)                                  pursuant to an Acceptable 363 Sale pursuant to a 363 Sale Order, which 363 Sale Order shall be in form and substance reasonably satisfactory to the Required Lenders;

(f)                                   a sale conducted pursuant to an Acceptable Chapter 11 Plan pursuant to a Confirmation Order; and

(g)                                  sales, transfers or other dispositions of inventory, used, obsolete or surplus equipment or reserves, dispositions related to the burn-off of mines and cash and cash equivalents and short-term marketable securities in the ordinary course of business and dispositions of surface rights and termination of Mining Leases after the completion of mining and reclamation, and termination or abandonment of water rights no longer needed for mining, in each case as long as such sale, transfer or disposition is made for entirely cash consideration, the proceeds of which are promptly deposited in any of the Debtors’ accounts that are subject to a Control Agreement;

(h)                                 the abandonment, leases, subleases, licenses, sublicenses and cross-licenses of intellectual property in the ordinary course to the extent not material to the normal conduct of its business, and of other personal property that do not involve a substantial and prolonged interruption or disruption of business activities, taken as a whole;

(i)                                     exchanges and relocation of easements in the ordinary course of business;

(j)                                    involuntary loss, damage or destruction of assets (including by condemnation, seizure, taking, confiscation, requisition or transfer in lieu);

(k)                                 Asset Dispositions in respect of transactions permitted to be taken under Section 6.04; and

(l)                                     Asset Dispositions of joint ventures and of subsidiaries who do not own any material assets other than the Equity Interest of a joint venture.

SECTION 6.06.                                   Restricted Payments.  Directly or indirectly make any Restricted Payment, except that:

(a)                                 any Subsidiary may make Restricted Payments to a Borrower (other than a Specified Borrower); and

(b)                                 any Subsidiary may make Restricted Payments to a Specified Borrower to the extent deposited in any of the Debtors’ accounts that are subject to a Control Agreement.

SECTION 6.07.                                   Payments of Indebtedness.  Except pursuant to and simultaneous with the consummation of an Acceptable Chapter 11 Plan, prepay, redeem, purchase defease, convert into cash or otherwise satisfy prior to the scheduled maturity in any manner (a) any Indebtedness of any Borrower incurred prior to the Petition Date (including under the Existing Indenture Documents except as permitted by the DIP Orders); (b) any Indebtedness that is subordinated to the Obligations; or (c) any other Indebtedness, except, in the case of clauses (b) and (c), for (i) the payment of the Obligations in accordance with the terms of this Agreement; (ii) the payment of the Borrowers’ obligations in accordance with, and to the extent and in such amounts required under, the A/R Securitization Facility subject to compliance with Section 5.09; and (iii) any payments and expenses provided for in any interim orders or final orders of the Bankruptcy Court entered upon pleadings in form and substance reasonably satisfactory to the Required Lenders.

SECTION 6.08.                                   Transactions with Affiliates.  Enter into any transaction or series of related transactions with any Affiliate of any Borrower or any of its Subsidiaries involving aggregate consideration for all such transactions with any Affiliate in excess of $250,000 in any calendar year, except for (i) transactions among solely Borrowers not involving any Subsidiary or any other Affiliate, (ii) the payments of fees and indemnities to directors, officers, consultants and employees in the ordinary course of business consistent with past practice, (iii) arrangements with respect to the procurement of services of directors, officers, independent contractors, consultants or employees in the ordinary course of business and the payment of customary compensation and other benefits and reasonably reimbursement arrangements in connection therewith, in each case, the terms of which are comparable to those that could be obtained with a non-Affiliate third party on an arm’s length basis; (iv) transactions with any joint venture or similar arrangements (including, without limitation, any cash management activities relating thereto); provided that such arrangements are on terms no less favorable to the Borrowers and Subsidiaries, on the one hand, and the relevant joint venture partner and its Affiliates, on the other hand, than could be obtained at the time on an arm’s-length basis from unrelated third parties, but taking into account all related arrangements and transactions entered into by the Borrowers and their Subsidiaries, on the one hand, and the relevant joint venture partner and its Affiliates, on the other hand; (v) the Transactions and (vi) transactions in connection with the A/R Securitization Facility in accordance with and pursuant to the A/R Securitization Facility Documents.

SECTION 6.09.                                   Business of the Borrowers and the Subsidiaries.  Notwithstanding any other provisions hereof, engage at any time in any material business or business activity other than a Permitted Business.

SECTION 6.10.                                   Limitation on Modifications of Organizational Documents, Indebtedness and Certain Other Agreements, etc.

(a)                                 Amend or modify in any manner, or grant any waiver or release under or terminate in any manner adverse to the interests of the Lenders, any Organizational Document of any Borrower or any of the Subsidiaries.

(b)                                 Amend or modify in any manner, or grant any waiver or release under or terminate in any manner without the consent of the Required Lenders, the SAPSA, any of the A/R Securitization Facility Documents or any of the Existing Indenture Documents (including any amendment to grant any additional Liens under the Existing Indenture Documents or the A/R Securitization Facility Documents).

(c)                                  Enter into (or permit any Subsidiary to enter into) any agreement or instrument that by its terms restricts (i) the payment of dividends or distributions or the making of cash advances by any Borrower or any Subsidiary to any Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary or (ii) the granting of Liens by any Borrower pursuant to the DIP Orders, in each case other than those arising under any Loan Document, except, in the case of clause (i), restrictions existing by reason of:

(A)                               applicable law, rule, regulation, order, approval, license, permit or similar restriction,

(B)                               contractual encumbrances or restrictions in effect under any Indebtedness outstanding on the Petition Date and listed on Schedule 6.10 hereto,

(C)                               restrictions under the Existing Indenture Documents and the A/R Facility Documents;

(D)                               customary restrictions contained in any agreement relating to the sale of any asset permitted under Section 6.05 pending the consummation of such sale;

(E)                                customary provisions contained in leases or licenses and other similar agreements entered into in the ordinary course of business and listed on Schedule 6.10 hereto; and

(F)                                 customary restrictions in connection with deposits in the ordinary course of business.

SECTION 6.11.                                   Reserved.

SECTION 6.12.                                   Swap Agreements.  Enter into any Swap Agreement.

SECTION 6.13.                                   Embargoed Person.  To the Borrowers’ knowledge, cause or permit (a) any of the funds or properties of the Borrowers that are used to repay the Loans to constitute property of, or be beneficially owned directly or indirectly by, any person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that is identified on (1) the “List of Specially Designated Nationals and Blocked Persons” maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or regulation promulgated thereunder, with the result that the Loans made by the Lenders would be in violation of law, or (2) the Executive Order, any related enabling legislation or any other similar Executive Orders, or (b) any Embargoed Person to have any direct or indirect interest, of any nature whatsoever in the Borrowers, with the result that the Loans are in violation of law.

SECTION 6.14.                                   Anti-Terrorism Law; Anti-Money Laundering.  Directly or indirectly, (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in Section 3.21, (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law or (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, in each case in any manner that would result in a violation of law by any Person (including, without limitation, any Borrower or any Lender).

SECTION 6.15.                                   Changes in Fiscal Year.  Make any change in the fiscal year of any Borrower or any of its Subsidiaries.

SECTION 6.16.                                   Changes in Accounting.  Make any change in accounting treatment or reporting practices, except as required by GAAP.

SECTION 6.17.                                   Subsidiaries.  Form or acquire any Subsidiary, unless and until such Subsidiary joins this Agreement, the Security Agreement and the other applicable Loan Documents as a “Borrower” or a “Grantor”, as applicable, together with such other documents, instruments, filings and recordations (including, without limitation, any requirements under Section 5.17(b)) as any Agent or any Lender may reasonably request in order to ensure perfection of the Liens granted to the Collateral Agent (for the benefit of the Secured Parties) by such Subsidiary.

SECTION 6.18.                                   Unexpired Leases; Executory Contracts.  Terminate, reject or assume any unexpired leases or executory contracts (including, without limitation, any Material Lease or Material Contract) or enter into any new Material Lease or Material Contract (other than any customer contract or as otherwise, in each case as contemplated in the Approved Budget), in each case, without the prior written consent (such consent not to be unreasonably withheld) of the Required Lenders.

SECTION 6.19.                                   Approvals.  Let lapse any material governmental, environmental or regulatory approvals or Permits.

SECTION 6.20.                                   Proceedings.  Other than in connection with the royalty dispute described on Schedule 6.20, settle any material litigation or administrative or regulatory proceeding resulting in a liability by any Borrower to any Governmental Authority or any third party, environmental or regulatory authority, or that results in any material restraint on the conduct of business or relinquishment of any material contractual rights; provided, that, in the case of the royalty dispute described on Schedule 6.20, such settlement shall in no event exceed $2,000,000 in the aggregate and shall be payable over 60 months in accordance with the then applicable Approved Budget.

SECTION 6.21.                                   Margin Stock.  Use all or any part of the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that violates the provisions of the Regulations of the Board, including, to the extent applicable, Regulation U and Regulation X.

SECTION 6.22.                                   Collateral.  Other than (i) pursuant to a transaction otherwise permitted under this Agreement, (ii) in respect of cash used in accordance with the Approved Budget or (iii) the sale of the A/R Securitization Facility Collateral pursuant to and in accordance with the A/R Securitization Facility Documents, take any action adversely affecting any Collateral.

SECTION 6.23.                                   Weekly Draws.  Make any Weekly Draw unless each of the following conditions have been satisfied on or prior to the date of such Weekly Draw:

(a)                                 the Collateral Agent shall have received, and there shall remain in effect, for the benefit of the Lenders a continuing, valid, binding, enforceable, non-avoidable and perfected security interest in and Lien on the Collateral in the priority set forth in Section 2.19(c);

(b)                                 with respect to each Weekly Draw, no Material Adverse Effect shall have occurred since December 31, 2018;

(c)                                  on such date, both immediately prior to and after giving effect to such Weekly Draw, no Default, Event of Default or Borrowing Base Deficiency shall have occurred or be continuing;

(d)                                 the amount of such Weekly Draw shall be in an amount in accordance with the Approved Budget for the applicable week (taking into account the starting cash balance in the operating accounts of the Borrowers and the Borrowers’ intent to have a cash balance remaining in their accounts, when taken together with amounts in the Segregated Account, of not less than $12,000,000 at the end of such week, it being understood that in no event shall the amount of such Weekly Draw exceed the amount set forth in the Approved Budget (as adjusted for any variance reasonably anticipated by the Borrowers not constituting an Unpermitted Variance in respect of total disbursements for such week) for the applicable week;

(e)                                  the representations and warranties of each Borrower contained in each Loan Document to which it is a party shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such Weekly Draw, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if applicable, in all respects) as of such earlier date);

(f)                                   the Borrowers shall have paid all fees and expenses of the Agents and the Lenders accrued and payable on or prior to such date and set forth in a monthly invoice delivered to the Borrowers, including the accrued fees and expenses of counsel to each of the Agents and the Lenders payable pursuant to Section 10.05;

(g)                                  the SAPSA shall be in full force and effect; and

(h)                                 no later than 12:00 p.m., Local Time two (2) Business Days prior to the date of such Weekly Draw, the Agents and the Lenders shall have received a Weekly Draw Request.

SECTION 6.24.                                   Use of Proceeds.  Use, directly or indirectly, to the knowledge of the Borrowers, the proceeds of the Loans or otherwise make available such proceeds to any Person for the purpose of financing activities of or with any person that is the subject of Sanctions, in a Designated Jurisdiction, or in any manner that results in a violation by any Person participating in this Loan, whether as Borrower, Lender or Agent, of (i) any Sanctions, (ii) the FCPA or (iii) any Anti-Terrorism Law.

SECTION 6.25.                                   Carve-Out.

(a)                                 Use any portion of the Carve-Out or any portion of the Collateral or the proceeds thereof for the payment of the fees and expenses of any Person incurred challenging, or in relation to any investigation, litigation, objection or challenge of (i) the Liens or claims of any or all of any Agent and/or any Lender, (ii) any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates), including any claim under Chapter 5 of the Bankruptcy Code, and (iii) any claims or challenges relating to the allocation of value as between encumbered and unencumbered assets (if any).

(b)                                 Use any portion of the Carve-Out, any portion of the Loan or any portion of the Collateral or any proceeds thereof in connection with preventing, hindering or delaying any Agent’s (for the benefit of the Lenders) or any Lender’s enforcement or realization upon the Collateral once an Event of Default has occurred and is continuing.

SECTION 6.26.                                   Orders.  Fail to comply with the Interim DIP Order, Final DIP Order, any 363 Sale Order, or any Confirmation Order.

SECTION 6.27.                                   Bank Accounts.  No Borrower shall open any deposit account, securities account or commodities account unless: (a) permitted to do so by an order of the Bankruptcy Court; and (b) prior to or concurrently with opening such account, deliver to the Collateral Agent a Control Agreement with respect to such account, duly executed and delivered by each of the parties thereto.

SECTION 6.28.                                   Minimum Liquidity.  Permit the aggregate amount of cash in (a) the Segregated Account plus (b) the Debtors’ accounts that are subject to a Control Agreement (when taken in the aggregate) to be less than $12,000,000 at any time; provided that the amount of cash in the Segregated Account shall not be less than $6,000,000 at any time.

ARTICLE VII.

[RESERVED]

ARTICLE VIII.

EVENTS OF DEFAULT

SECTION 8.01.                                   Events of Default.  In case of the happening of any of the following events (each, an “Event of Default”):

(a)                                 any representation or warranty made or deemed made by a Borrower or any Subsidiary on or after the Effective Date in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished on or after the Effective Date in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect (except that such materiality qualifier shall not be applicable to any representation or warranty already qualified by materiality or Material Adverse Effect) when so made, deemed made or furnished by a Borrower or a Subsidiary;

(b)                                 default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c)                                  default shall be made in the payment of any interest on any Loan or in the payment of any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three (3) Business Days;

(d)                                 default shall be made in the due observance or performance by any Borrower or any of the Subsidiaries of any covenant, condition or agreement contained in Sections 2.19, 5.01, 5.02, 5.04(a), 5.04(b), 5.04(g), 5.04(i), 5.04(k), 5.04(l), 5.06, 5.07, 5.08, 5.09, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15, 5.16, 5.17, 5.19, 5.20, 5.21 or in Article VI; provided that any such default that arises as a result of operational or technical error in effectuating cash deposits shall be subject to a one (1) Business day grace period;

(e)                                  (i) default shall be made in the due observance or performance by any Borrower or any of the Subsidiaries of any covenant, condition or agreement contained in Sections 5.03, 5.04 (other than as set forth in paragraph (d) above), 5.05, 5.18 or 5.22 and such default shall continue unremedied for a period of one (1) Business Day; or (ii) default shall be made in the due observance or performance by any Borrower or any of the Subsidiaries of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraphs (b), (c), (d) and (e)(i) above) and such default shall continue unremedied for a period of thirty (30) days following any Borrower becoming aware of such default;

(f)                                   a default shall be made by any Borrower or any Subsidiary in (i) making any payment of principal of any Material Indebtedness, (ii) making any payment of premium or interest on any Material Indebtedness, in each case of clauses (i) and (ii) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or incurred, or (iii) the observance or performance of any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to (x) cause, or to permit the holder or beneficiary of such Material Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause (determined without regard to whether any notice is required) such Material Indebtedness to become due prior to its stated maturity or (in the case of any such Material Indebtedness constituting a guarantee obligation) to become payable or (y) to cause (determined without regard to whether any notice is required) any Borrower to purchase or redeem or make an offer to purchase or redeem such Material Indebtedness prior to its stated maturity, in each case of clauses (i), (ii) and (iii) unless the exercise of any rights or remedies by a holder of such Indebtedness is subject to the automatic stay in the Cases;

(g)                                  there shall have occurred a Change in Control;

(h)                                 except as would not reasonably be expected to have a Material Adverse Effect, an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Subsidiary that is not a Debtor (any such Subsidiary, an “Applicable Subsidiary”), or of a substantial part of the assets of any Applicable Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Applicable Subsidiary or for a substantial part of the assets of any Applicable Subsidiary or (iii) the winding-up or liquidation of any Applicable Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)                                     except as would not reasonably be expected to have a Material Adverse Effect, any Applicable Subsidiary shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (h) above, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for an Applicable Subsidiary or for a substantial part of the assets of an Applicable Subsidiary, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors or (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(j)                                    the entry of one or more judgments or decrees (other than a judgment or decree against a Borrower entered prior to the Petition Date that is subject to the automatic stay in the Cases) against any Borrower or any Subsidiary involving, in the aggregate, a liability (not paid or covered by insurance as to which the relevant reputable and solvent insurance company has been notified of the claim and has not denied or disputed coverage) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof;

(k)                                 (i) one or more ERISA Events shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect, (ii) there is or arises an Unfunded Pension Liability (taking into account only Plans with positive Unfunded Pension Liability) of $1,000,000 or more, or (iii) there is or arises any potential withdrawal liability under Section 4201 of ERISA, if each Borrower, each Subsidiary and each ERISA Affiliate were to withdraw completely from any and all Multiemployer Plans, of $1,000,000 or more;

(l)                                     any Borrower or Subsidiary shall (directly or indirectly) contest, delay, impede, challenge, impair, object to, or take or attempt to take any other action to contest, delay, impede, challenge, impair or object to, (A) the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability thereunder, (B) the validity, extent, perfection, or priority of any Liens and security interests securing the Loans or any security interest purported to be created by any Security Document in respect of assets that are material to the Borrowers and the Subsidiaries on a consolidated basis, or (C) the Superpriority Claim;

(m)                             the Collateral Agent (for the benefit of the Lenders) shall cease to have a valid, enforceable and perfected security interest in and Lien on any Collateral with the priorities set forth in Section 2.19;

(n)                                 (i) any of the Cases of the Debtors shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or any Debtors shall file a motion or other pleading seeking the dismissal of any of the Cases of the Debtors under Section 1112 of the Bankruptcy Code or otherwise without the consent (such consent not to be unreasonably withheld) of the Required Lenders or (ii) a trustee under Chapter 11 of the Bankruptcy Code or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in

Section 1106(a)(3) and (4) of the Bankruptcy Code) shall be appointed in any of the Cases of the Debtors;

(o)                                 except as set forth in the DIP Orders, as applicable: (i) an application shall be filed by any Debtor for the approval of any other Superpriority Claim (and the motion seeking approval of the Loan Documents and entry of the DIP Orders shall not constitute such an application), or (ii) an order of the Bankruptcy Court shall be entered granting any other Superpriority Claim (other than the Carve-Out), in any of the Cases of the Debtors that is pari passu with or senior to the claims of the Administrative Agent, the Collateral Agent and the Lenders against any Borrower hereunder or under any of the other Loan Documents, or (iii) any Debtor shall permit there  to arise or otherwise be granted any such pari passu or senior Superpriority Claim (other than the Carve-Out);

(p)                                 the Bankruptcy Court shall enter an order or orders (other than the DIP Orders) granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code: (i) to permit any creditor to foreclose (or the granting to such creditor of a deed in lieu of foreclosure or the like) on (A) any Collateral or (B) any other assets of any of the Debtors which have a value in excess of $1,000,000 in the aggregate; (ii) with respect to any lien of or the granting of any lien on any Collateral to any federal, state, or local governmental or environmental authority or regulatory agency; or (iii) to permit other actions that would have a Material Adverse Effect on the Debtors or their estates (taken as a whole);

(q)                                 (i) an order of the Bankruptcy Court (or any appellate court) shall be entered reversing, amending, supplementing, staying for a period of seven days or more, vacating or otherwise amending, supplementing or modifying the Interim DIP Order or the Final DIP Order, or any Borrower or any Subsidiary shall apply for the authority to do so, in each case in a manner that is adverse to any Agent or any Lenders, without the prior written consent (such consent not to be unreasonably withheld) of the Required Lenders ; (ii) an order of the Bankruptcy Court shall be entered denying or terminating use of cash collateral by the Borrowers and the Borrowers shall have not obtained use of cash collateral pursuant to an order consented to by (such consent not to be unreasonably withheld), and in form and substance reasonably acceptable to, the Required Lenders; (iii) the Interim DIP Order (prior to the entry of the Final DIP Order) or Final DIP Order (at all times thereafter) shall cease to be in full force and effect; (iv) any of the Borrowers or any Subsidiary shall fail to comply with the DIP Orders in any material respect; (v) other than with respect to the Carve-Out, a final non-appealable order in the Cases shall be entered charging any of the Collateral under Section 506(c) of the Bankruptcy Code against the Lenders; or (vi) the Final DIP Order shall not authorize the borrowing by the Borrower of the full amount of the Commitments provided for hereunder;

(r)                                    except as permitted by the DIP Orders or as otherwise agreed to by the Required Lenders, any Debtor shall make (or any Debtor shall apply for authority to make) any Pre-Petition Payment other than Pre-Petition Payments authorized by the Bankruptcy Court in accordance with the “first day” orders of the Bankruptcy Court as set forth in the Approved Budget;

(s)                                   a Chapter 11 Plan (or disclosure statement attendant thereto) that is not an Acceptable Chapter 11 Plan (or disclosure statement attendant thereto) shall be filed or confirmed in any of the Cases of the Debtors, or any order shall be entered which dismisses any of the Cases of the Debtors and which order does not provide for termination of the Commitments and payment in full in cash of the Obligations under the Loan Documents (other than contingent indemnification obligations as to which no claim has been asserted), or any of the Debtors shall seek confirmation of any such plan or entry of any such order;

(t)                                    an order (including, without limitation, a 363 Sale Order) with respect to a 363 Sale that is not an Acceptable 363 Sale, or any other sale of all or substantially all of the assets of the Borrowers without the prior written consent (such consent not to be unreasonably withheld) of the Supermajority Lenders, shall be entered in the Cases;

(u)                                 the entry of an order in the Cases amending, supplementing, staying, reversing, vacating or otherwise modifying (i) any Loan Document, (ii) the Interim DIP Order, (iii) the Final DIP Order, (iv) any order confirming an Acceptable Chapter 11 Plan, (v) any order confirming an Acceptable 363 Sale, (vi) the Confirmation Order, or (vii) a 363 Sale Order, in each case without the prior written consent (such consent not to be unreasonably withheld) of the Supermajority Lenders;

(v)                                 the entry of any order precluding, modifying or prohibiting any Agent or any Lender from having the right to or being permitted to “credit bid”;

(w)                               the SAPSA shall cease to be in full force and effect or shall have been terminated;

(x)                                 the bringing of a motion or taking of any action, in each case, by any Debtor in the Cases, or the entry of any order by the Bankruptcy Court in the Cases: (i) without the consent of the Administrative Agent (such consent not to be unreasonably withheld), to obtain additional financing under Section 364(c) and (d) of the Bankruptcy Code that does not provide for the repayment of the Loans and all other Obligations in full in cash on the date of closing of such additional financing or to grant any Lien upon or affecting any Collateral; (ii) that requests or seeks authority for or that approves or provides authority to take any other action or actions adverse to any Agent or any Lender (each in its capacity as such) or their rights and remedies hereunder or their interest in the Collateral; (iii) to avoid repayment of any portion of the Loans or any other Obligations; or (iv) to require repayment of any portion of the payments made on account of the Loans or other Obligations;

(y)                                 the Bankruptcy Court shall have entered an order in the Chapter 11 Cases terminating any of the Debtors’ exclusive right to file or solicit acceptances of a plan or plans or reorganization pursuant to section 1121 of the Bankruptcy Code;

(z)                                  any Borrower or any Subsidiary shall make any attempt or take any action to reduce, setoff or subordinate the Loans, Obligations, or any Liens securing the Loans or other Obligations to any other Indebtedness;

(aa)                          one or more surety, reclamation or similar bonds securing obligations of any Borrower or any Subsidiary (or any required guaranties thereof or required letters of credit with respect thereto) with an aggregate face amount of $1,000,000 or more shall be actually terminated, suspended or revoked and not replaced within thirty (30) days of such termination, suspension or revocation by one or more of the following: surety, reclamation or similar bonds, letters of credit, proceeds of the Loans (to the extent permitted under the Loan Documents) or alternative guaranty products acceptable to the recipient thereof;

(bb)                          the occurrence, or the delivery of notice by the “Required Consenting Noteholders” (as defined in the Interim DIP Order)), of the Cash Collateral Termination Date (as defined in the Interim DIP Order);

(cc)                            any Borrower or other Subsidiary shall take any action in support of any matter set forth in any of the foregoing paragraphs or any other Person shall do so and such application is not contested in good faith by the Borrowers and the relief requested is granted in an order that is not stayed pending appeal, in each case unless the Required Lenders consents in writing (such consent not to be unreasonably withheld) to such action; or

(dd)                          the “Facility Termination Date”, as such term is defined in the A/R Securitization Facility Agreement, shall have occurred;

then, notwithstanding the provisions of Section 362 of the Bankruptcy Code, without any application, motion, or notice to, hearing before or order from the Bankruptcy Court but subject to the terms and conditions set forth in the Interim DIP Order and, once entered, the Final DIP Order, and at any time thereafter during the continuance of such event, the applicable Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions, at the same or different times:

(i)                                     terminate, reduce or restrict forthwith the Commitments;

(ii)                                  declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, the Exit Fee, any other unpaid accrued Fees and all other liabilities and Obligations of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding;

(iii)                               terminate the Facility and the Loan Documents as to any future liability or obligation of the Lenders and the Agents, but without affecting any of the Liens on the Collateral or the Obligations;

(iv)                              exercise, on behalf of the Secured Parties, all rights and remedies available to it under the Loan Documents, any DIP Order or applicable law, including, without limitation, in respect of the Collateral in accordance with provisions setting forth the rights and remedies of the Secured Parties in the Security Agreement and/or the comparable provisions of any other Security Document, and/or apply, or cause to be applied, any amounts in the Escrow Account consistent with Section 8.01;

(v)                                 exercise any of its rights with respect to Real Property Leases or Material Contracts under Article VII (the exercise of any right under any of the foregoing clauses (i) through (vi), a “Termination Declaration”);

provided, that, upon expiration of the Remedies Notice Period, the Agents, at the direction of the Required Lenders, shall be permitted to exercise all remedies set forth herein, in the Loan Documents, and as otherwise available at law without further order of or application or motion to the Bankruptcy Court; provided, further, that the Agents shall not, and the Required Lenders or Required Lenders, as applicable, shall not direct the Agents to, take any enforcement actions with respect to the Receivables Equity until such time as all obligations under the A/R Securitization Facility (other than contingent indemnification obligations as to which no claim has been asserted) are paid in full.  Notwithstanding anything to the contrary, at any time a default or an Event of Default has occurred and is continuing, (x) the Lenders shall in no event be required to fund the Loan (or any portion thereof) and (y) no Weekly Draws shall be permitted.

SECTION 8.02.                                   Application of Funds.  On the Maturity Date and after the exercise of remedies provided for in Section 8.01 (or after the Obligations have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including any Fees, as well as fees, charges and disbursements of counsel to the Agents, the Required Lenders and the Lenders and amounts payable under Sections 2.13, 2.14, 2.15 and 2.18) payable to the Agents, the Required Lenders and/or Lenders in their capacities as such;

Second, to payment of that portion of the Obligations constituting interest on the Loans (other than Roll-Up Loans) and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting unpaid principal of the Loans (other than Roll-Up Loans), ratably among the Lenders in proportion to the respective amounts described in this clause Third held by them;

Fourth, to payment of that portion of the Obligations constituting interest on the Roll-Up Loan and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Loans (other than Roll-Up Loans), ratably among the Lenders in proportion to the respective amounts described in this clause Fifth held by them; and

Sixth, to payment of any remaining Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Sixth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the ~~Borrowers or as otherwise required by~~ payment of those claims of creditors to the Borrowers (including those claims of (a) those holders of Contingent Roll-Up Loans, if any, and (b) those holders of the 2021 Notes) that are junior and subordinated to the claims of the Lenders, all subject to, and in accordance with, the priority of payment established by the DIP Orders and other applicable law;

provided, that the application to the Obligations pursuant to this Section 8.02 of amounts received in respect of Collateral that is the Receivables Equity is expressly subject to the priorities set forth in the Interim DIP Order (and, when entered, the Final DIP Order), and all such amounts shall first be allocated in accordance with such priorities before being applied to the Obligations pursuant to this Section 8.02; provided, further, that, to the extent that the Maturity Date has occurred pursuant to clause (f) or (g) of the definition thereof, the application of amounts pursuant to this Section 8.02 shall be subject to Section 4(c) of the SAPSA.

ARTICLE IX.

THE AGENTS

SECTION 9.01.                                   Appointment.

(a)                                 In order to facilitate the transactions contemplated by this Agreement, Ankura Trust Company, LLC is hereby appointed to act as Administrative Agent and Collateral Agent under this Agreement and the other Loan Documents.  Each of the Lenders and each assignee of any such Lender hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.  The Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders, at the direction of the Required Lenders, of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with the performance of its duties as Administrative Agent hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by any Borrower or any of its Subsidiaries pursuant to this Agreement as received by the Administrative Agent.  Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents, and all such rights and remedies in respect of such Collateral shall be implemented by the Collateral Agent.

(b)                                 Neither the Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or willful misconduct as determined by a final, nonappealable order of a court of competent jurisdiction, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by any Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document.  The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements.  The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders if permitted to be taken or not taken with Required Lender direction.  Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons.  Neither the Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to any Borrower or any other party hereto or to any Loan Document on account of the failure, delay in performance or breach by, or as a result of information provided by, any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or any Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith.  Each Agent may execute any and all duties hereunder by or through agents, employees or any sub-agent appointed by it and shall be entitled to rely upon the advice of legal counsel selected by it or Borrowers’ counsel with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

SECTION 9.02.                                   Nature of Duties.  The Lenders hereby acknowledge that no Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.  The Lenders further acknowledge and agree that so long as an Agent shall make any determination to be made by it hereunder or under any other Loan Document in good faith, such Agent shall have no liability in respect of such determination to any person.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

SECTION 9.03.                                   Resignation by the Agents.  Any Agent may, by written notice to the Administrative Borrower and the Lenders, resign at any time.  Upon any such resignation, the Required Lenders shall have the right to appoint a successor with the consent of the Administrative Borrower (not to be unreasonably withheld or delayed); provided, that approval of the Administrative Borrower shall not be required during the continuation of a Default or Event of Default.  If no successor shall have been so appointed by the Required Lenders and approved by the Administrative Borrower (to the extent such approval is required) and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the applicable Lenders with the consent of the Administrative Borrower (not to be unreasonably withheld or delayed), appoint a successor Agent which shall be a bank with an office in New York, New York (or a bank having an Affiliate with such an office) having a combined capital and surplus that is not less than $500 million or an Affiliate of any such bank.  Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents.  After the Agent’s resignation hereunder, the provisions of this Article IX and Section 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following the retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and such Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, and Required Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as a successor Agent has been appointed as provided for above.

SECTION 9.04.                                   Each Agent in Its Individual Capacity.  With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any of their Subsidiaries or other Affiliates thereof as if it were not an Agent.

SECTION 9.05.                                   Indemnification.  Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on its Commitments hereunder, or if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of its applicable outstanding Loans) of any reasonable expenses incurred by the Agents, including reasonable counsel fees and compensation of agents and employees paid for services rendered, which shall not have been reimbursed by the Borrowers and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Agent, or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrowers; provided that no Lender shall be liable to an Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a final and non-appealable order of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Agent.  The agreements in this Section 9.05 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of any Loans and all other amounts payable hereunder.

SECTION 9.06.                                   Lack of Reliance on Agents.  Each Lender acknowledges that it has, independently and without reliance upon the Agents and any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.  Without limiting the foregoing, no Agent shall be deemed responsible for the verification of the satisfaction of the conditions or requirements for a Weekly Draw pursuant to Section 6.23 or otherwise, it being understood that the sole responsibility of the Administrative Agent with respect to any Weekly Draw Request is to make the same available to the Lenders and countersign such Weekly Draw Request in the absence of an objection by the Required Lenders, in each case pursuant to Section 2.04(b).

SECTION 9.07.                                   Withholding Taxes.  To the extent required by any applicable laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax.  Without limiting or expanding the provisions of Section 2.15, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective).  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.07.  The agreements in this Section 9.07 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of any Loans and all other amounts payable hereunder.

SECTION 9.08.                                   Credit Bidding.  The Borrowers and the Lenders hereby irrevocably authorize each Agent, based upon the written instruction of the Required Lenders, to (a) consent to, credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including, without limitation, under Section 363 of the Bankruptcy Code or in connection with a Chapter 11 Plan, (b) credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale, transfer or other disposition thereof conducted under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, or (c) credit bid or purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by any Agent (whether by judicial action or otherwise) in accordance with applicable law.  In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of any Agent to credit bid or purchase at such disposition of the Collateral and, if such claims cannot be estimated without unduly delaying the ability of the applicable Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and the Lenders whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (or in the Equity Interests of the acquisition vehicle or vehicles that are used to consummate such purchase), and (ii) each Agent, based upon the written instruction of the Required Lenders, may accept non-cash consideration, including debt and equity securities issued by such acquisition vehicle or vehicles, and in connection therewith the Administrative Agent may reduce the Obligations owed to the Lenders (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration.

ARTICLE X.

MISCELLANEOUS

SECTION 10.01.                            Notices.

(a)                                 Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)                                     if to any Borrower,

Cloud Peak Energy Resources LLC
385 Interlocken Crescent, Suite 400
Broomfield, CO 80021
Attention: Bryan Pechersky
Email: Bryan.Pechersky@cldpk.com

(ii)                                  if to the Administrative Agent or the Collateral Agent,

Ankura Trust Company, LLC
140 Shearman Street, 4th Floor
Fairfield, CT 06824
Attention: Michael Fey
Telecopy: (603) 609-0707
Phone: (980) 226-7633
Email: michael.fey@ankura.com

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Attn: Damian Schaible and Aryeh Falk
Email: damian.schaible@davispolk.com; aryeh.falk@davispolk.com

(iii)                               if to any Lender, to it at the address listed on its signature page hereto or in the Assignment and Acceptance to which it is a party.

(b)                                 Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent.  Each of the Administrative Agent, the Collateral Agent, each Lender and each Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, further, that approval of such procedures may be limited to particular notices or communications.

(c)                                  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, sent by telecopy or (to the extent permitted by paragraph (b) above) electronic means (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient) or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01.

(d)                                 Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

SECTION 10.02.                            Survival of Agreement.  All covenants, agreements, representations and warranties made by the Borrowers herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the

Lenders and shall survive the making by the Lenders of the Loans and the execution and delivery of the Loan Documents, regardless of any investigation made by such persons or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.  Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Sections 2.13, 2.15, 9.05 and 10.05) shall survive the payment in full of the principal and interest hereunder and the termination of the Commitments or this Agreement.

SECTION 10.03.                            Binding Effect, Effectiveness.  This Agreement shall become binding (subject, however, to the satisfaction of the other conditions set forth in Section 4.01) when this Agreement shall have been executed by the Borrowers and the Agents and when the Administrative Agent shall have received copies thereof which, when taken together, bear the signature of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Agents and each Lender and their respective permitted successors and assigns; provided, however, this Agreement shall not become binding upon the Borrowers unless and to the extent approved by the Bankruptcy Court.

SECTION 10.04.                            Successors and Assigns.

(a)                                 The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns permitted hereby, except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, including any Participants, to the extent provided in paragraph (c) of this Section, and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Lenders and, to the extent expressly contemplated hereby, the other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)                                 (i)                                     Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)                               the Administrative Borrower (which consent shall be deemed given unless the Administrative Borrower shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after delivery of a written request for such consent), provided that no consent of the Administrative Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender or if an Event of Default has occurred and is continuing; and

(B)                               the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of to a Lender, an Affiliate of a Lender or Approved Fund immediately prior to giving effect to such assignment.

(ii)                                  Assignments shall be subject to the following additional conditions:

(A)                               except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment, the amount of the commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless the Administrative Agent otherwise consents;

(B)                               each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)                               the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that no such recordation fee shall be due in connection with an assignment to an existing Lender or Affiliate of a Lender or an Approved Fund of such Lender or an assignment by the Administrative Agent;

(D)                               any Roll-Up Loan may only be assigned subject to the concurrent assignment to the same assignee of Corresponding New Money Loans actually funded in a principal amount of ~~the percentage to be specified in the Final DIP Order~~ 125.0% (for purposes of this provision not counting any in-kind fees paid on such New Money Loans or any interest paid or accrued on such fees) of the Roll-Up Loan so assigned;~~and~~

(E)                                any New Money Loan may only be assigned subject to the concurrent assignment to the same assignee of Roll-Up Loans (in a principal amount of ~~the percentage to be specified in the Final DIP Order~~ 80.0% (for purposes of this provision not counting any in-kind fees paid on such New Money Loans or any interest paid or accrued on such fees) of such New Money Loan) for which such assigned New Money Loan is a Corresponding New Money Loan~~.~~;

(F)                                any Contingent Roll-Up Loan may only be assigned subject to the concurrent assignment to the same assignee of a Commitment to make New Money Loans in an amount equal to 125.0% of such Contingent Roll-Up Loan; and

(G)                              at any time while any Contingent Roll-Up Loan is outstanding, a Commitment to make New Money Loans may only be assigned subject to the concurrent assignment to the same assignee of Contingent Roll-Up Loans in an amount equal to 80.0% of such Commitment.

(iii)                               Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender hereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.16 and 10.05).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)                              The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal and interest amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Agents and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as the Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)                                 ~~Upon~~ Subject to Section 10.04(e), upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi)                              No such assignment shall be made (A) to any Borrower or any of any Borrower’s Affiliates or Subsidiaries or (B) to a natural person.

(c)                                  (i)                                     Any Lender may, without the consent of any Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument (oral or written) pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that (x) such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.04(a)(i) or clauses (i), (ii), (iii), (iv), (v) or (vi) of the first proviso to Section 10.08(b) that affects such Participant and (y) no other agreement (oral or written) with respect to such Participant may exist between such Lender and such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent, and subject to the same documentary requirements, as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section (subject to the requirements and limitations of such sections as if it were a Lender).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.06 as though it were a Lender; provided that such Participant shall be subject to Section 2.16(c) as though it were a Lender.

(ii)                                  A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to a greater payment results from a Change in Law after the sale of the participation takes place.

(iii)                               Each Lender shall, acting for this purpose as a non-fiduciary agent of the Borrowers, maintain at one of its offices a register for the recordation of the names and addresses of its Participants, and the amount and terms of its participations, including specifying any such Participant’s entitlement to payments of principal and interest, and any payments made, with respect to each such participation (the “Participant Register”).  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.

(d)                                 Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)                                  (i) Notwithstanding anything herein to the contrary herein, the Administrative Agent is hereby irrevocably authorized by each Lender to, in lieu of processing individual assignments to be effectuated by Master Assignments and Acceptances submitted in connection with the Specified Tender Offer, attach an amended and restated Schedule 1.01(A) to this Agreement in accordance with clause (ii) below.  Such amended and restated Schedule 1.01(A) will reflect the percentages of the Loans and Commitments held by the Lenders as if such Master Assignments and Acceptances had been processed in accordance with the Specified Tender Offer Documents.

(ii)                                When determining the applicable percentages of the Loans and Commitments, the Administrative Agent shall act in consultation with the Borrowers and their advisors and may conclusively rely on the advice of its advisors and the advisors to the Borrowers.  Prior to the date of the Second Borrowing, the Administrative Agent may provide to each Lender (and each Person that is contemplated to become a Lender pursuant to the Master Assignments and Acceptances) with the respective amounts of each such Lender’s (or other Person’s, as applicable) Loans and Commitments that are proposed to be included on such amended and restated Schedule 1.01(a).  Each such Lender (or other Person, as applicable) will be deemed to have accepted and consented to such calculation of the amount of its Loans and Commitments unless it has objected in writing to the Administrative Agent within two (2) Business Days following the receipt of such amounts and has specifically stated the basis for such objection.  Upon such deemed approval by all applicable Lenders (or other Persons, as applicable), such Master Assignments and Acceptances and such amended and restated Schedule 1.01(A) shall each be deemed effective for all purposes as of the date of the Second Borrowing and such amended and restated Schedule 1.01(A) attached to this Agreement pursuant to this Section 10.04(e) shall be conclusive absent manifest error.

(iii)                            After giving effect to the assignments of Loans and Commitments effectuated by the Master Assignments and Acceptances and by such amended and restated Schedule 1.01(A), as applicable, the Administrative Agent is hereby irrevocably authorized to direct the disposition of funds among the Lenders (including any assignees under the Master Assignments and Acceptances) and the Borrower and to make such other adjustments to the Register as may be necessary so that each Lender holds its ratable share (i) of all New Money Loans made as part of the Initial Borrowing and the Second Borrowing, (ii) of all Initial Roll-Up Loans and all Final Roll-Up Loans (Second Borrowing) and (iii) all then remaining outstanding Commitments.

SECTION 10.05.                            Expenses; Indemnity.

(a)                                 Each Borrower jointly and severally with the other Borrowers agrees to pay all reasonable costs and expenses (including Other Taxes) incurred by the Agents, the Required Lenders and the Lenders in connection with the preparation of this Agreement and the other Loan Documents, or by the Agents, the Required Lenders and the Lenders in connection with the administration of this Agreement (including expenses incurred in connection with due diligence and initial and ongoing Collateral examination, reasonable fees, disbursements and the charges for counsel (including in each jurisdiction where Collateral is located), and search, filing and recording fees associated therewith and in connection the Cases) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the Transactions hereby contemplated shall be consummated) or incurred by the Agents, the Required Lenders or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents, in connection with the Loans made hereunder, in each case, including, without limitation, the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP (counsel for the Required Lenders), Morris, Nichols, Arsht & Tunnell LLP (Delaware counsel for the Required Lenders) and any other professional advisors retained by any Agent, the Required Lenders, any Lender or any of the foregoing law firms, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel, including the reasonable fees, charges and disbursements of counsel for the Agents, the Required Lenders and each Lender.  Notwithstanding anything to the contrary, all such costs, fees, expenses, charges and disbursements under this clause (a) shall be due and payable by the Borrowers on: (i) the date of entry of the Interim DIP Order; (ii) the date of entry of the Final DIP Order; (iii) the date of payment in full in cash of the Obligations under the Loan Documents (other than contingent indemnification obligations as to which no claim has been asserted); (iv) the date of Consummation of a Chapter 11 Plan; and (v) otherwise, within seven (7) Business Days after delivery of an invoice therefor to the Administrative Borrower.

(b)                                 Each Borrower agrees to indemnify the Agents, the Required Lenders, each Lender and each of their Related Parties (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, settlement payments, damages, liabilities, litigation, obligations, actions or causes of action, investigations or proceedings and related costs and expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted or brought against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated hereby or by any other Loan Document, (ii) any actual or proposed use of the proceeds of the Loans, (iii) the Cases, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto and whether or not brought by a Borrower or any of its Subsidiaries or any other Person, except in each case to the extent resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final non-appealable order of a court of competent jurisdiction.  Subject to and without limiting the generality of the foregoing sentence, each Borrower agrees to indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, litigation, investigations or proceedings and related expenses, including reasonable counsel or consultant fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (A) any Environmental Claim related in any way to any Borrower or any of its Subsidiaries, (B) any violation or alleged violation of any Environmental Law or Environmental Permit by or related in any way to any Borrower or any of its Subsidiaries, or (C) any actual or alleged presence, Release or threatened Release of or exposure to Hazardous Materials at, under, on or from any property or facility owned, leased or operated by any Borrower or any of its Subsidiaries, or by any predecessor of any Borrower or any of its Subsidiaries, except in each case to the extent resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final non-appealable order of a court of competent jurisdiction.  The provisions of this Section 10.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Agent, the Required Lenders or any Lender.  All amounts due under this Section 10.05 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.  Each Borrower agrees that in the event that any actions or proceedings are in effect or are threatened by, or any Agent or any Lender reasonably believes any actions or proceedings may be brought by, the Creditors’ Committee or any other party in interest attacking the legality, validity, enforceability of the obligations under the Loan Documents or the Liens arising under the Loan Documents at the time of the consummation of any sale of the assets of the Borrowers or at the time that Borrowers propose to pay and satisfy the Obligations in full, the Collateral Agent may (and shall at the direction of the Required Lenders) hold a reserve following the date of payment in full of the Obligations as cash collateral for the expenses or claims expected to be incurred in connection with such actions or proceedings until the earlier of (x) the Collateral Agent’s receipt of a general release satisfactory in form and substance to the Collateral Agent and the Required Lenders, and (y) the entry of a final non-appealable order determining the outcome of such litigation.

(c)                                  Except as expressly provided in Section 10.05(a) with respect to Other Taxes, which shall not be duplicative with any amounts paid pursuant to Section 2.15, this Section 10.05 shall not apply to Taxes, except any Taxes that represent losses, claims, damages or liabilities arising from any non-Tax claim.

(d)                                 No Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee by any Borrower or its or their Affiliates, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

(e)                                  No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 10.06.                            Right of Set-off.  Subject to the DIP Orders and the final proviso of Section 8.01, if an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or any Subsidiary against any of and all the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured.  The rights of each Lender under this Section 10.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

SECTION 10.07.                            Applicable Law.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 10.08.                            Waivers; Amendment.

(a)                                 No failure or delay of the Agents, the Required Lenders or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Agents, the Required Lenders and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Borrower in any case shall entitle such person to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Administrative Borrower and the Required Lenders, and (y) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each party thereto and the Collateral Agent and consented to by the Required Lenders; provided, that no such agreement shall:

(i)                                     decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan, without the prior written consent of each Lender directly affected thereby; provided that clauses (b) through (i) of the definition of “Maturity Date” may be amended or modified with the prior written consent of the Supermajority Lenders;

(ii)                                  increase or extend the Commitment of any Lender or decrease the fees of any Lender without the prior written consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender and that the date set forth in Section 2.01(f)(iii) may be extended with the prior written consent of the Supermajority Lenders);

(iii)                               extend any date on which payment of interest on any Loan or any Fees is due, without the prior written consent of each Lender adversely affected thereby;

(iv)                              amend or modify the provisions of Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender adversely affected thereby;

(v)                                 amend or modify the provisions of this Section or the definition of the term “Required Lenders”, “Supermajority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender adversely affected thereby (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders or “Supermajority Lenders” on substantially the same basis as the Loans and Commitments are included on Effective Date);

(vi)                              release all or substantially all the Collateral or all or substantially all of the value of the Guarantees without the prior written consent of each Lender (except in connection with an Acceptable 363 Sale or pursuant to an Acceptable Chapter 11 Plan);

(vii)                           amend or modify the Superpriority Claim status of the Lenders under the DIP Orders or under any other Loan Documents without the consent of each Lender;

(viii)                        amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent without the prior written consent of the Administrative Agent or the Collateral Agent, respectively, acting as such, at the effective date of such agreement, as applicable.  Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 10.08 and any consent by any Lender pursuant to this Section 10.08 shall bind any assignee of such Lender;

(ix)                              waive, amend or modify any condition set forth in Section 4.01 or 4.02 without the prior written consent of the Supermajority Lenders; or

(x)                                 waive, amend or modify any of the definitions of “Acceptable 363 Sale”, “Acceptable Chapter 11 Plan”, “Advance Rate” (other than in connection with an Incremental Amendment as set forth in Section 2.06), “Borrowing Base”, “Confirmation Order”, “Final DIP Order”, “Interim DIP Order”, “Prohibited Plan or Sale” or “Remedies Provision” without the prior written consent of the Supermajority Lenders;

(c)                                  Without the consent of any Lender, the Borrowers and the Administrative Agent and/or Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.

SECTION 10.09.                            Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate, provided that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation.

SECTION 10.10.                            Entire Agreement.  This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof.  Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents.    Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.  To the extent that any provision herein is inconsistent with any term of the DIP Orders, the DIP Order shall control.

SECTION 10.11.                            WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

SECTION 10.12.                            Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.13.                            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 10.03.  Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

SECTION 10.14.                            Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10.15.                            Jurisdiction; Consent to Service of Process.

(a)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Bankruptcy Court and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, any federal court of the United States of America sitting in New York County, and any appellate court from any thereof, and, if such federal courts do not have (or abstain from jurisdiction), any New York State court, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents (other than under any Security Document governed by a law other than the laws of the State of New York or with respect to any Collateral subject thereto), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined and shall be brought exclusively in such federal or, to the extent applicable, New York State court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Lender or Agent may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower or their properties in the courts of any jurisdiction.

(b)                                 Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 10.16.                            Confidentiality.  Each of the Lenders and each of the Agents agrees that it shall maintain in confidence any information relating to the Borrowers furnished to it by or on behalf of the Borrowers (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender or such Agent without violating this Section 10.16 or (c) was available to such Lender or such Agent from a third party having, to such person’s knowledge, no obligations of confidentiality to any Borrower) and shall not reveal the same other than to its directors, trustees, officers, employees, advisors, agents and auditors with a need to know or to any person that approves or administers the Loans on behalf of such Lender (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 10.16), except (A) to the extent necessary to comply with law or any legal or regulatory process (including any self-regulatory authority) or the requirements of any Governmental Authority, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (B) as part of normal reporting or review procedures to Governmental Authorities or the National Association of Insurance Commissioners, (C) to its parent companies, Affiliates, auditors and its, and its Affiliates’, respective partners, directors, officers, employees, agents, advisors and other representatives (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 10.16), (D) in order to enforce its rights under any Loan Document in a legal proceeding, (E) to any prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such person shall have been instructed to keep the same confidential in accordance with this Section 10.16 or as shall be required to keep the same confidential pursuant to any letter or agreement with confidentiality provisions at least as restrictive as this Section 10.16), (F) to any direct or indirect contractual counterparty in any Swap Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 10.16 or as shall be required to keep the same confidential pursuant to any letter or agreement with confidentiality provisions at least as restrictive as this Section 10.16), (G) with the consent of the Administrative Borrower, (H) to any nationally recognized rating agency in connection with ratings issued with respect to such Lender and (I) to other parties to this Agreement.

SECTION 10.17.                            Website Communications.

(a)                                 Delivery.  (i) Each Borrower hereby agrees that it will use all reasonable efforts to provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to the address set forth in Section 10.01(a).  Nothing in this Section 10.17 shall prejudice the right of the Agents, any Lender or any Borrower to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document.

(ii)                                  The Administrative Agent agrees that receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents.

Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents.  Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.

(b)                                 Posting.  Each Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”).

(c)                                  The Platform is provided “as is” and “as available.” The Agent Parties do not warrant the accuracy or completeness of the Communications, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications.  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform.  In no event shall the Administrative Agent or any of its affiliates or any of their respective officers, directors, employees, agents advisors or representatives (collectively, “Agent Parties”) have any liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of communications through the internet, except to the extent the liability of any Agent Party is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Agent Party’s gross negligence or willful misconduct.

(d)                                 Notwithstanding anything to the contrary herein, upon receipt of any information, documents and other materials that any Borrower is obligated to furnish to any Agent pursuant to this Agreement and/or any other Loan Document, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, such Agent agrees that it shall promptly furnish such information, documents and other materials to each Lender (whether through the Platform or otherwise).

SECTION 10.18.                            U.S. PATRIOT Act.  Each Lender hereby notifies each Borrower that pursuant to the requirements of the Executive Order No. 13224 on Terrorist Financing, effective September 23, 2001, and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (signed into law on October 26, 2001) (the “U.S. PATRIOT Act”), it is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of each Borrower and other information that will allow the Lenders to identify such Borrower in accordance with the U.S. PATRIOT Act.

SECTION 10.19.                            No Fiduciary Duty.  Each Agent, the Required Lenders, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrowers, their stockholders and/or their affiliates.  Each Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Borrower, its stockholders or its affiliates, on the other.  The Borrowers acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrowers, on the other and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Borrower, its stockholders or its Affiliates on other matters) or any other obligation to any Borrower except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Borrower, its management, stockholders, creditors or any other Person.  Each Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  Each Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Borrower, in connection with such transaction or the process leading thereto.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

CLOUD PEAK ENERGY INC., as a Borrower

By:
Name:
Title:

[ ], as a Borrower

By:
Name:
Title:

[Signature Page To Superpriority Senior Secured Priming Debtor-In-Possession Credit Agreement]

ANKURA TRUST COMPANY, LLC, as Administrative Agent and Collateral Agent

By:
Name:
Title:

[Signature Page To Superpriority Senior Secured Priming Debtor-In-Possession Credit Agreement]

ANNEX II

Exhibit D

EXHIBIT D

THIS NOTE IS A SHORT-TERM OBLIGATION (WITHIN THE MEANING OF SECTION 1283(A)(1)(A) OF THE CODE) AND IS TREATED AS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT AS DESCRIBED UNDER SECTION 1283(C)(1)(A) OF THE CODE.  FOR INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THE NOTE, PLEASE CONTACT [Name of person at company or title e.g., Chief Financial Officer], [address or telephone number].

[FORM OF]

NOTE

New York, New York

Principal Amount: $[ ]	[DATE]

FOR VALUE RECEIVED, each undersigned Borrower (as defined below) hereby promises to pay to [          ] (the “Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrowers, payable at such times, and in such amounts, as are specified in the Credit Agreement.

Each Borrower promises to pay interest on the unpaid principal amount of each such Loan from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

All payments of principal and interest shall be made in accordance with the provisions of the Credit Agreement in Dollars in immediately available funds.

This Note is one of the Notes referred to in, and is entitled to the benefits of, the Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement, dated as of May 15, 2019 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Cloud Peak Energy, Inc., a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“CPE”), the other Persons party thereto from time to time as “Borrowers”, each such “Borrower” a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (collectively with CPE, the “Borrowers”), the Lenders party thereto from time to time, and Ankura Trust Company, LLC, as administrative agent (in such capacity, including any sub-agent or any successor or assignee, the “Administrative Agent”) and as collateral agent (in such capacity, including any sub-agent or any successor or assignee, the “Collateral Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

The Credit Agreement, among other things, (a) provides for the making of Loans by the Lender to the Borrowers in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrowers resulting from such Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

This Note is secured by the Collateral as provided in the DIP Orders and the Security Documents.

Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrowers.

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York and (to the extent applicable) the Bankruptcy Code.

[Remainder of Page Intentionally Blank]

[BORROWERS]

By:
Name:
Title:

ANNEX III

Exhibit H

MASTER ASSIGNMENT AND ACCEPTANCE

This Master Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the date of the Second Borrowing (the “Effective Date”) set forth below and is entered into by and between the Lenders (collectively, the “Assignors”) and the undersigned Assignee (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignors hereby irrevocably sell and assign to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignors, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date (i) all of the Assignors’ rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignors.

1.	Assignors:	As set forth on the signature pages hereto

2.	Assignees:
(Print name of participating Eligible Holder or Designee)

3.	Administrative Borrower:	Cloud Peak Energy Resources LLC

4.	Administrative Agent:	Ankura Trust Company, LLC, as Adminstrative Agent under the Credit Agreement

5.

Credit Agreement:  The Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement: Agreement, dated as of May 15, 2019 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among CLOUD PEAK ENERGY, INC., a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“CPE”), the other Persons party thereto from time to time as “Borrowers”, each such “Borrower” a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Lenders party thereto from time to time, and ANKURA TRUST COMPANY, LLC, as administrative agent (in such capacity, including any sub-agent or any successor or assignee, the “Administrative Agent”) and as collateral agent (in such capacity, including any sub-agent or any successor or assignee, the “Collateral Agent”) for the Lenders.

6.	Subscription Amount: $
(Insert Subscription Amount from Line 2 of
Item 2(b) of Subscription Form)

7.

On the date of the Second Borrowing, Assignee shall be assigned or deemed to have been assigned a portion of the outstanding Commitments and Loans held by the Assignors in accordance with the Specified Tender Offer Documents and as set forth on Schedule 1.01(A) to the Credit Agreement after giving effect to the amendment and restatement thereof pursuant to Section 10.04(e) of the Credit Agreement. Assignee hereby consents to such amendment and restatement of Schedule 1.01(A).

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNEE

(Print name of participating Eligible Holder or designee)

By:
Name:
Title:

Signature Page

Master Assignment and Acceptance

ASSIGNOR

(To be signed by Backstop Parties)

By:
Name:
Title:

Signature Page

Master Assignment and Acceptance

Consented to and Accepted:

ANKURA TRUST COMPANY, LLC,
as Administrative Agent

By:
Name:
Title:

CLOUD PEAK ENERGY RESOURCES LLC,
as Administrative Borrower

By:
Name:
Title:

Signature Page

Master Assignment and Acceptance

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

I.                     Representations and Warranties.

A.                      Assignors. Each of the Assignors (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

B.                      Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Foreign Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (vi) it has the capacity to make Loans in Dollars; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

II. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignors for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

III. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.